As filed with the Securities and Exchange Commission on January 7, 2026.
Investment Company Act File No. 811-24153

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ⌧
Amendment No.

Nilsine Partners NP1X Fund
(Exact name of registrant as specified in its charter)
900 E. 96th Street, Suite 310 Indianapolis, Indiana 46240 (Address of Principal Executive Offices)
(317) 653-2756 (Registrant’s Area Code and Telephone Number)
Ryan M. Laughon Nilsine Partners NP1X Fund 900 E. 96th Street, Suite 310 Indianapolis, Indiana 46240 (Name and Address of Agent for Service)
Copies to:
David P. Hooper, Esq. Barnes & Thornburg LLP 11 S. Meridian Street Indianapolis, Indiana 46204 (317) 236-1313

Check each box that appropriately characterizes the Registrant:
☒  Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
□  Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☒  Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
□  A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
□  Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act of 1933 (the “Securities Act”)).
□  Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
□  If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒  New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act.  Shares of beneficial interest of the Registrant are not being registered under the Securities Act and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act.  Investment in the Registrant may be made only by individuals or entities which are “accredited investors” within the meaning of Regulation D under the Securities Act.  This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, shares of the Registrant.
The information required to be included in this Registration Statement by Part A – Information Required in a Prospectus and Part B – Information Required in a Statement of Additional Information of Form N-2 is contained in the confidential private placement memorandum that follows.

NILSINE PARTNERS NP1X FUND
(A Delaware Statutory Trust)
CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

This Confidential Private Placement Memorandum (the “Memorandum”) is being furnished on a confidential basis for the purpose of evaluating an investment in shares of beneficial interest (“Shares”) of Nilsine Partners NP1X Fund, a Delaware statutory trust (the “Fund”).  This Memorandum and the information contained herein may not be reproduced or distributed to others, at any time, in whole or in part, for any purpose, and may not be used for any other purpose, without the prior written consent of Nilsine Partners, LLC, a Delaware limited liability company (the “Adviser” and collectively with its affiliates, “Nilsine”), and all recipients agree that they will keep confidential all information contained herein not already in the public domain and will use this Memorandum for the sole purpose of evaluating a possible investment in the Fund.  Acceptance of this Memorandum by prospective investors constitutes an agreement to be bound by the foregoing terms.
Prospective investors are not to construe the contents of this Memorandum as legal, business, tax, accounting, investment, or other advice.  Each prospective investor should consult its own advisors as to legal, business, tax, accounting, U.S. Employee Retirement Income Security Act of 1974, as amended, and other related matters concerning an investment in the Fund.
The Shares of the Fund are being offered as a private placement to a limited number of investors and are not being registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “1933 Act”), or the securities laws of any U.S. state or non-U.S. jurisdiction, and may not be sold or transferred without compliance with all applicable U.S. federal and state and non-U.S. securities laws.  The Fund is registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “1940 Act”).  The Fund intends to qualify and elect to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended.  Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any U.S. state or non-U.S. securities commission has reviewed or passed upon the accuracy or adequacy of this Memorandum or the merits of the offering described herein.  Any representation to the contrary is unlawful.
Investment in the Shares of the Fund will involve significant risks due to, among other things, the nature of the Fund’s investments.  See Section VIII, “Risk Factors and Special Considerations,” in this Memorandum.  Investors must have the financial ability and willingness to accept the risks and lack of liquidity characteristic of the investment described herein.  There will be no public market for the Shares of the Fund and, subject to certain limited exceptions, Shares will not be transferable.
This Memorandum is not an offer to sell to any person, or a solicitation to any person to buy, Shares of the Fund in any state or jurisdiction in which such an offer or solicitation would be prohibited by law or to any person who is not an “accredited investor” as defined in Regulation D under the 1933 Act.  Shares of the Fund will be offered only in such non-U.S. jurisdictions, if any, as the Adviser approves in advance at its sole discretion.  No dealer, salesperson, or other individual has been authorized to give any information or to make any representations that are not contained in this Confidential Private Placement Memorandum.  If any such information or statements are given or made, investors should not rely upon such information or representations.  To invest in the Fund, each prospective investor will be required to execute a subscription agreement.  In the event that any terms, conditions, or other provisions of such agreement (or any related agreements) are inconsistent with or contrary to the description of terms set forth in this Memorandum, the terms, conditions and other provisions of such agreements shall control.  Before the final closing of the Fund’s private placement offering, the Adviser and its affiliates reserve the right to modify any of the terms of the offering and the Shares of the Fund described herein. Upon request, this Memorandum and any copies thereof are to be returned in their entirety to the Adviser.
Certain information contained in this Memorandum constitutes “forward-looking statements” that can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology.  Furthermore, any projections or other estimates in this Memorandum, including estimates of returns or performance, are “forward-looking statements” and are based upon certain assumptions that may change.  Due to various risks and uncertainties, including those set forth under Section VIII, “Risk Factors and Special Considerations,” actual events or results or the actual performance of the Fund may differ materially from those reflected or contemplated in such forward-looking statements.  Moreover, actual events are difficult to project and often depend upon factors that are beyond the control of the Adviser and its affiliates.  Neither the delivery of this Memorandum at any time nor any sale hereunder shall under any circumstances create an implication that the information contained herein is correct as of any time after the earlier of the relevant date specified herein or the date of this Memorandum. In addition, unless the context otherwise requires, the words “include,” “includes,” “including” and other words of similar import are meant to be illustrative rather than restrictive.
Certain information contained in this Memorandum has been obtained from sources outside of Nilsine.  While such information is believed to be reliable for the purposes used herein, Nilsine assumes no responsibility for the accuracy of such information.  Nilsine has not updated any such information through the date hereof or undertaken any independent review of such information.  To the best of its knowledge, Nilsine is not aware that any such information is subject to confidentiality provisions restricting its use.  Nilsine does not make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including, economic, market, or other information obtained from third parties, and the sponsors or managers of prior investments included herein), and it expressly disclaims any responsibility or liability therefor.  Nilsine has no responsibility to update any of the information provided in this Memorandum.
This Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares described herein and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document).  Notwithstanding the foregoing, but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor may disclose to any and all persons, without limitation, the tax treatment and tax structure of the Fund and the offering of the Shares and all materials of any kind that are provided to the investor relating to such tax treatment and structure.
Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom and subject to the restrictions described herein.  The Fund does not intend to list the Shares on a securities exchange, and it is not expected that there will be a public market for the Shares.  As a result, Shareholders’ ability to sell Shares will be limited.  Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.
Purchases of Shares are suitable only for persons of substantial financial means who can make a long-term investment, can bear the risk of loss of their total investment in the Shares, and have no need for short-term liquidity with respect to such investment.  Shares will be marketed and made available to these types of investors (subject to the terms of this Memorandum, any documents referenced herein, and applicable marketing laws and regulations in all relevant jurisdictions).  However, the Adviser reserves the right to reject any prospective investor for any reason.
Each investor’s investment in the Fund will be denominated in U.S. Dollars ($) and, therefore, will be subject to any fluctuation in the rate of exchange between U.S. Dollars ($) and the currency of the investor’s home jurisdiction.  Such fluctuations may have an adverse effect on the value of, price of or income or gains from an investor’s investment in the Fund.
i

The Fund
The Fund is a newly-organized statutory trust formed under the laws of the State of Delaware and registered with the SEC under the 1940 Act as a non-diversified, closed-end management investment company.
No Right of Redemption
Shareholders do not have the right to cause the Fund to redeem their Shares.  Even though the Fund will make semi-annual repurchase offers for its outstanding Shares (currently anticipated to be for 5% for every six-month period), you should consider the Shares to be illiquid.  No public market for the Shares exists, and the Fund does not expect that any such market will develop.  Consequently, Shareholders may not be able to liquidate their investment.
Investment Objective
The Fund’s investment objective is to generate a balanced mix of current income and long-term capital appreciation.  There can be no assurance that the Fund will achieve its investment objective.  The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed with the approval of the Board upon 60 days’ prior written notice to the Fund’s Shareholders.
Principal Investment Strategy
The Fund seeks to invest in a diversified portfolio across segments of the private markets that will generate attractive long-term returns, with low sensitivity to traditional public equity and fixed-income indices.  In pursuing the Fund’s investment objectives, the Adviser will obtain exposure, either directly or indirectly, to a variety of asset classes.  The Fund’s indirect exposure will be through (i) private investment funds, such as private placements (“Private Funds”); (ii) registered open-end funds, such as mutual funds and ETFs; and (iii) registered closed-end funds, such as interval funds and tender offer funds (collectively, (i), (ii), and (iii) are referred to herein as “Underlying Funds”).  While the Fund will primarily invest indirectly through the Underlying Funds, the Fund may also invest directly in the underlying holdings of the Underlying Funds alongside the Underlying Funds (the “Co-Investments”).  Additionally, the Fund may invest directly in private securities where there is no Underlying Fund relationship.  The Fund may also invest, directly or indirectly, through mutual funds, ETFs, and structured notes, in treasuries, short-term bonds, and traditional liquid equities with up to 25% of the Fund’s net assets for liquidity management purposes.
References to the investments of the Underlying Funds described below also describe the possible Co-Investments as the context requires.  The Fund expects to invest in both domestic and foreign (including emerging markets) securities.  The investment advisers of the Underlying Funds will not be making any recommendations or otherwise providing investment advice to the Fund, including with respect to the Co-Investments.
Underlying Funds invest in a wide range of U.S. and non-U.S. publicly traded and privately issued or negotiated securities (securities for which the price is negotiated between private parties) including, but not limited to, equity securities of any market capitalization and any sector, fixed-income securities of any credit quality (including “junk” and unrated), maturity, duration, bank loans and participations, REITS, currencies, and derivatives (including swaps, futures contracts, and options).  The Fund’s allocation through its investments in Underlying Funds to these various security types, various asset classes, and U.S. and non-U.S. markets will vary over time in response to changing market opportunities.  The Fund is not expected to focus on any particular geographic region.
The Adviser takes a long position in Underlying Funds that it believes have a strong appreciation potential.  The Fund sells (or closes a position in) a security when the Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if, in the Adviser’s opinion, a more attractive investment opportunity is found; or (3) if general market conditions trigger a change in the Adviser’s assessment criteria.
The Adviser allocates to Underlying Funds that invest in both fundamentally and technically driven strategies.  The allocation among the Underlying Funds using these strategies is not fixed and will evolve over time in response to the Advisers assessment of market cycles, macroeconomic conditions, and the relative value of asset classes.  The Adviser will assess these factors using quantitative analysis, economic indicators, and qualitative judgment, which includes, but is not limited to, analysis of interest rate trends, inflation expectations, corporate earnings outlooks, geopolitical developments, valuation metrics (like price-to-earnings ratios, free cash flow yield, and credit spreads), and correlations across equity and fixed income markets.  This flexibility in allocation enables the Adviser to actively pursue return opportunities while simultaneously seeking a portfolio with lower correlations to the broader equity market than traditional equity and fixed-income strategies.
The Fund may invest in Underlying Funds that invest in the following strategies: (i) private equity, including venture capital; (ii) private credit with an emphasis on private loans, illiquid credit, and stressed/distressed credit; (iii) private real estate including industrial, single- and multi-family housing, retail, office, and specialty in North America; (iv) private infrastructure and real assets such as (a) transportation (toll roads, airports, and ports), utilities (water and power utilities), renewable energy (wind, solar, and other renewable energy sources), (b) natural resources (timberland (forests for timber production), farmland (agricultural land for crop production), and oil and gas, (c) commodities such as precious metals (gold, silver, platinum, and other precious metals as a store of value or a hedge against inflation), base metals (industrial metals like copper, aluminum, and zinc), agricultural products (corn, soybeans, and wheat), and (d) U.S. treasury inflation protected securities (“TIPS”) and other global inflation protected bonds; and (v) short duration fixed income securities (bonds, certificates of deposit (“CDs”), money market instruments, and other debt instruments with relatively short maturities).
In evaluating whether the Fund will invest in a particular Underlying Fund, the Adviser may consider, among other things, (i) the Underlying Fund’s past performance and reputation; (ii) the degree to which the Underlying Fund complements and balances the Fund’s portfolio and correlates to the strategies pursued by the Adviser; (iii) the fees payable in connection with the Fund’s investment in the Underlying Fund; (iv) the tenure of the Underlying Fund’s investment adviser; (v) the assets under management (“AUM”), or size, of the Underlying Fund; (vi) the continued favorability of the strategy employed by an Underlying Fund; (vii) the percentage of capital invested to the Underlying Fund by the Underlying Fund’s investment adviser; (viii) the fundamental qualities (including predictability and stability of cash flows, profitability, management team tenure) of the positions held within the Underlying Fund; and (ix) the ability of the Fund to make withdrawals or liquidate its investment positions in the Underlying Fund.  The Adviser reviews publicly available filings, fact sheets, and investor slide decks in making its determinations.  However, because some of the information needed to effectively evaluate an Underlying Fund is not necessarily contained in such documents, the Adviser will obtain additional information when available.  This additional information includes insights from the manager of the Underlying Fund such as investor interviews and webinars, as well as position specific data (like financial statements, earnings reports, earnings calls, and management guidance).
In reviewing the degree to which a particular Underlying Fund is a suitable investment for the Fund, the Adviser will consider the fees payable in connection with the investment in order to evaluate execution and compare net returns to other available investment options.  The Adviser will also consider the assets under management of the investment advisers of the Underlying Funds to evaluate whether those investment advisers are appropriate for the Fund’s strategies, given that certain strategies may be more or less appropriate at different asset levels.  In an effort to optimize its investment program, the Fund may allocate a portion of its capital to Underlying Funds that lack historical track records but, that in the Adviser’s judgment, offer exceptional potential.
ii

Interval Fund
The Fund is designed primarily for long-term investors and not as a trading vehicle.  The Fund is an “interval fund” pursuant to which it, subject to applicable law, will conduct semi-annual repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value.  In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares.  It is possible that a repurchase offer will be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased.  The Fund does not currently intend to list its Shares for trading on any national securities exchange.  The Shares are, therefore, not readily marketable.  Even though the Fund will make semi-annual repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to shareholders, you should consider the Shares to be illiquid.  The Fund expects to make its initial repurchase offer during its fourth full quarter of investment operations.  See Section XVIII, “Share Repurchase Program.”
Unlisted Closed-End Fund
An investment in the Fund is subject to, among others, the following risks:
•	The Fund has no operating history.
•	There is not expected to be any secondary trading market in the Shares.
•	Unlike an investor in many closed-end funds, shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid.
•
Unlike many closed-end funds, the Shares are not listed on any securities exchange.  The Fund intends to provide liquidity through semi-annual offers to repurchase a limited amount of the Fund’s Shares.

•	There is no assurance that distributions paid by the Fund will be maintained or that dividends will be paid at all, and the amount of distributions that the Fund may pay, if any, is uncertain.
•	The Fund may pay distributions, in significant part, from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds or borrowings.
•
The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment.  Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

Investing in Shares of the Fund involves a high degree of risk.  See Section VIII, “Risk Factors and Special Considerations” in this Memorandum.
Investment Adviser
Nilsine Partners, LLC serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Fund.  The Adviser is primarily responsible for the day-to-day selection of investments for the Fund.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
Miscellaneous
Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System, or any other government agency.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Memorandum is truthful or complete.  Any representation to the contrary is a criminal offense.
Any questions regarding this Memorandum should be directed to the Investor Relations team of the Adviser, at ir@nilsinepartners.com or (303) 529-5790.  The Adviser is located at 5675 DTC Boulevard, Suite 175, Greenwood Village, Colorado 80111.
iii

I.	Summary of Principal Terms
The following summary describes the offering of shares of beneficial interest in Nilsine Partners NP1X Fund (the “Fund”), and is subject to, and qualified in its entirety by, the information appearing in this Confidential Private Placement Memorandum of the Fund (the “Memorandum”) and the terms and provisions of the Amended and Restated Declaration of Trust of the Fund (the “Declaration of Trust”), the Bylaws of the Fund (the “Bylaws”), the Investment Advisory Agreement to be entered into between the Fund and Nilsine Partners, LLC (the “Investment Advisory Agreement”) and the Subscription Agreement relating to the Fund (the “Subscription Agreement,” and collectively with such Memorandum, Declaration of Trust, Bylaws and Investment Advisory Agreement, each as amended, restated, or otherwise modified from time to time, the “Fund Documents”), copies of which will be provided to each prospective investor prior to the acceptance of any subscription.  Prior to making any investment, the Fund Documents should be reviewed carefully.  If the terms described in this Summary of Principal Terms are inconsistent with or contrary to the terms of the Fund Documents, the Fund Documents (as applicable) shall control.  This is only a summary and does not contain all of the information that you should consider before making an investment in the Fund.

The Fund
The Fund is a Delaware statutory trust that is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund intends to operate as an “interval fund” (as described in further detail below under “Repurchases of Shares”).

The Fund will initially offer one class of shares of beneficial interest (the “Shares”) designated as Class I Shares.

The Fund intends to apply for an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that, if granted, will permit the Fund to offer multiple classes of Shares and to, among other things, impose asset-based distribution fees and servicing fees.  There is no assurance, however, that the relief will be granted.

Subject to the receipt of such exemptive relief, the Fund intends to offer two separate classes of Shares designated as Class I Shares and Class A Shares.

The Investment Adviser
Nilsine Partners, LLC, a Delaware limited liability company (the “Adviser”), serves as the Fund’s investment adviser and will be responsible for the day-to-day management of the Fund’s investment activities. The Adviser is registered as an investment adviser with the SEC under the Advisers Act of 1940, as amended (the “Advisers Act”).

Investment Objective and Strategies
The Fund seeks to invest in a diversified portfolio across segments of the private markets that will generate attractive long-term returns, with low sensitivity to traditional public equity and fixed-income indices.  In pursuing the Fund’s investment objectives, the Adviser will obtain exposure, either directly or indirectly, to a variety of asset classes.  The Fund’s indirect exposure will be through (i) private investment funds, such as private placements (“Private Funds”); (ii) registered open-end funds, such as mutual funds and ETFs; and (iii) registered closed-end funds, such as interval funds and tender offer funds (collectively, (i), (ii), and (iii) are referred to herein as “Underlying Funds”).  While the Fund will primarily invest indirectly through the Underlying Funds, the Fund may also invest directly in the underlying holdings of the Underlying Funds alongside the Underlying Funds (the “Co-Investments”). Additionally, the Fund may invest directly in private securities where there is no Underlying Fund relationship. The Fund may also invest, directly or indirectly, through mutual funds, ETFs, and structured notes, in treasuries, short-term bonds, and traditional liquid equities with up to 25% of the Fund’s net assets for liquidity management purposes.

References to the investments of the Underlying Funds described below also describe the possible Co-Investments as the context requires.  The Fund expects to invest in both domestic and foreign (including emerging markets) securities.  The investment advisers of the Underlying Funds will not be making any recommendations or otherwise providing investment advice to the Fund, including with respect to the Co-Investments.

Underlying Funds invest in a wide range of U.S. and non-U.S. publicly traded and privately issued or negotiated securities (securities for which the price is negotiated between private parties) including, but not limited to, equity securities of any market capitalization and any sector, fixed-income securities of any credit quality (including “junk” and unrated), maturity, duration, bank loans and participations, REITS, currencies, and derivatives (including swaps, futures contracts, and options).  The Fund’s allocation through its investments in Underlying Funds to these various security types, various asset classes, and U.S. and non-U.S. markets will vary over time in response to changing market opportunities.  The Fund is not expected to focus on any particular geographic region.

The Adviser takes a long position in Underlying Funds that it believes have a strong appreciation potential.  The Fund sells (or closes a position in) a security when the Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if, in the Adviser’s opinion, a more attractive investment opportunity is found; or (3) if general market conditions trigger a change in the Adviser’s assessment criteria.

The Adviser allocates to Underlying Funds that invest in both fundamentally and technically driven strategies.  The allocation among the Underlying Funds using these strategies is not fixed and will evolve over time in response to the Advisers assessment of market cycles, macroeconomic conditions, and the relative value of asset classes.  The Adviser will assess these factors using quantitative analysis, economic indicators, and qualitative judgment, which includes, but is not limited to, analysis of interest rate trends, inflation expectations, corporate earnings outlooks, geopolitical developments, valuation metrics (like price-to-earnings ratios, free cash flow yield, and credit spreads), and correlations across equity and fixed income markets.  This flexibility in allocation enables the Adviser to actively pursue return opportunities while simultaneously seeking a portfolio with lower correlations to the broader equity market than traditional equity and fixed-income strategies.

The Fund may invest in Underlying Funds that invest in the following strategies: (i) private equity, including venture capital; (ii) private credit with an emphasis on private loans, illiquid credit, and stressed/distressed credit; (iii) private real estate including industrial, single- and multi-family housing, retail, office, and specialty in North America; (iv) private infrastructure and real assets such as (a) transportation (toll roads, airports, and ports), utilities (water and power utilities), renewable energy (wind, solar, and other renewable energy sources), (b) natural resources (timberland (forests for timber production), farmland (agricultural land for crop production)) and oil and gas, (c) commodities such as precious metals (gold, silver, platinum, and other precious metals as a store of value or a hedge against inflation), base metals (industrial metals like copper, aluminum, and zinc), agricultural products (corn, soybeans, and wheat), and (d) U.S. treasury inflation protected securities (“TIPS”) and other global inflation protected bonds; and (v) short duration fixed income securities (bonds, certificates of deposit (“CDs”), money market instruments, and other debt instruments with relatively short maturities).

In evaluating whether the Fund will invest in a particular Underlying Fund, the Adviser may consider, among other things, (i) the Underlying Fund’s past performance and reputation; (ii) the degree to which the Underlying Fund complements and balances the Fund’s portfolio and correlates to the strategies pursued by the Adviser; (iii) the fees payable in connection with the Fund’s investment in the Underlying Fund; (iv) the tenure of the Underlying Fund’s investment adviser; (v) the assets under management (“AUM”), or size, of the Underlying Fund; (vi) the continued favorability of the strategy employed by an Underlying Fund; (vii) the percentage of capital invested to the Underlying Fund by the Underlying Fund’s investment adviser; (viii) the fundamental qualities (including predictability and stability of cash flows, profitability, management team tenure) of the positions held within the Underlying Fund; and (ix) the ability of the Fund to make withdrawals or liquidate its investment positions in the Underlying Fund.  The Adviser reviews publicly available filings, fact sheets, and investor slide decks in making its determinations.  However, because some of the information needed to effectively evaluate an Underlying Fund is not necessarily contained in such documents, the Adviser will obtain additional information when available.  This additional information includes insights from the manager of the Underlying Fund such as investor interviews and webinars, as well as position specific data (like financial statements, earnings reports, earnings calls, and management guidance).

In reviewing the degree to which a particular Underlying Fund is a suitable investment for the Fund, the Adviser will consider the fees payable in connection with the investment in order to evaluate execution and compare net returns to other available investment options.  The Adviser will also consider the assets under management of the investment advisers of the Underlying Funds to evaluate whether those investment advisers are appropriate for the Fund’s strategies, given that certain strategies may be more or less appropriate at different asset levels.  In an effort to optimize its investment program, the Fund may allocate a portion of its capital to Underlying Funds that lack historical track records but, that in the Adviser’s judgment, offer exceptional potential.

Board of Trustees
The Fund has a Board of Trustees (each member a “Trustee” and collectively, the “Board”), which is comprised of a majority of Trustees that are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), and that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by the Shareholders (as defined below).

Plan of Distribution
Dynasty Securities, LLC, acts as the non-exclusive distributor for the Fund’s Shares (the “Distributor”) and serves in that capacity on a best efforts basis, subject to various conditions.  Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund.  There is no minimum aggregate number of Shares required to be purchased.

The Adviser may retain additional selling agents or other financial intermediaries to place Shares in the Fund.  Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth herein.

Administrator and Transfer Agent
The Fund has retained Proteus Financial Solutions, LLC (the “Administrator”) to perform, or oversee or arrange for, the administrative and transfer agent services necessary for the operation of the Fund, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Shareholders and reports filed with the SEC.  In addition, the Administrator will assist the Fund in determining and publishing the Fund’s NAV, conduct relations with the Fund’s service providers, oversee the preparation and filing of the Fund’s tax returns and the dissemination of reports to the Shareholders, and generally oversee the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

Except as specifically provided in the administration agreement to be entered into between the Fund and the Administrator (the “Administration Agreement”), all staff of the Administrator, when and to the extent engaged in providing administration services to the Fund, and the base compensation, bonus, and benefits, and the routine overhead expenses, of such personnel, are provided and paid for by the Administrator.  For its services under the Administration Agreement, the Administrator receives from the Fund a fee (the “Administration Fee”) at an annual rate of 1.0% of the value of the Fund’s average Managed Assets, payable monthly in arrears.  For purposes of calculating the Administration Fee, the value of the Managed Assets for a month will be the average of the values of the Fund’s Managed Assets as determined on the Thursday of each calendar week (or, if any Thursday is not a business day, the Friday thereafter) which ends during the month.  For these purposes, the Fund’s “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day.

The Administrator may delegate responsibilities to one or more affiliated or unaffiliated sub-administrators.

The Offering
The Fund is seeking to raise $300,000,000 through the sale of Class I Shares in private placement transactions on a continuous basis; provided that, such amount may be increased by the Adviser in its sole discretion.

Class I Shares are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any of the States of the United States, since such Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act and analogous exemptions under state securities laws.  Class I Shares of the Fund will be offered exclusively to investors that qualify as “accredited investors” as defined under Rule 501(a) of Regulation D of the 1933 Act.

In addition, Class I Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes; or (ii) non-U.S. persons in compliance with Regulation S promulgated under the 1933 Act and other applicable law.  The qualifications required to invest in the Fund will be set forth in the Subscription Agreement, which must be completed by each prospective investor.  Investors who meet such qualifications are generally referred to herein as “Eligible Investors.”  The Adviser may, in its sole discretion, decline to admit any prospective investor.

Each investor whose subscription for Shares is accepted by the Fund or its designee will become a “Shareholder” of the Fund.  To the extent the Fund identifies any Shareholder holding Shares that was not an Eligible Investor at the time of acquiring such Shares, the Fund reserves the right to (i) cause a mandatory redemption of all or some of the Shares of such Shareholder, or any person acquiring Shares from or through such Shareholder, subject in each case to the limitations of Section 23 of the 1940 Act; (ii) retain any unrealized gains or profits associated with Shares held by such Shareholder; and/or (iii) take any other action the Board determines to be appropriate in light of the circumstances.

The Adviser and/or its affiliates may contribute a portion of the proceeds used to purchase the Class I Shares on behalf of Class I Shareholders from their own resources.  Such payments may continue for a specified period of time and/or until a specified dollar amount is reached.  Such payments will be made from the assets of the Adviser and/or affiliates thereof (and not the Fund). For federal income tax purposes, such a payment to an investor may adjust the investor’s tax basis in such Class I Shares on a per-Share basis or constitute taxable income to such investor depending upon the circumstances.

The Fund currently expects that upon the date that the Fund reaches $300,000,000 in committed capital (the “Private Placement Close Date”), Class I Shares of the Fund will be closed to new investors (the “Private Placement Close”); provided that, the Class I Close Date may be modified and/or extended by the Adviser in its sole discretion.

Share Classes; Minimum Investments
The minimum initial investment in Class I Shares is $100,000, which amount may be reduced or waived by the Board in its sole discretion.  In connection with the commencement of the offering, and subject to the receipt of exemptive relief from the SEC, the Fund intends to offer two separate classes of Shares designated as Class I Shares and Class A Shares, and the Fund may offer additional classes of Shares in the future.  Each class of Shares will have differing characteristics, particularly in terms of the distribution and/or servicing fee that each class may be charged.

The minimum additional investment in the Fund by any investor will be $25,000, which amount may be reduced or waived by the Board in its sole discretion.  The minimum subsequent investment amount does not apply to purchases made under any DRIP (as defined below).  The Fund and the Adviser reserve the right to reject a subscription for any reason.  Shareholders do not have the right to redeem their Shares.

Purchasing Shares; Capital Calls
The Fund intends to offer Shares at NAV per Share in private placement transactions on a continuous basis.  The Shares for each share class initially will be issued at a purchase price of $10.00 per Share.  Thereafter, the purchase price for the Shares is based on the NAV per Share as of the date such Shares are purchased.  At each closing of the private offering, pursuant to a Subscription Agreement, each investor makes an irrevocable capital commitment (a “Capital Commitment”) to purchase Shares from time to time on or after the date on which such investor’s Subscription Agreement is accepted by the Fund.  The Fund intends to hold the initial closing as soon as practicable following the commencement of the private offering and, thereafter, may hold one or more additional closings on such other dates, as determined by the Adviser in its sole discretion, as additional Capital Commitments are obtained.  The Fund may hold the final closing on such date as may be determined in the sole discretion of the Adviser.

Class I Shares are not subject to a sales load or any distribution fees.  A Shareholder’s financial intermediary may impose additional charges when the Shareholder purchases Shares of the Fund.

To participate in a particular closing, a prospective investor must submit a completed Subscription Agreement on or prior to the acceptance date set by the Fund.  An existing Shareholder generally may make an additional Capital Commitment by completing an additional subscription form by the acceptance date and funding such amounts pursuant to the increased Capital Commitment by the deadline set by the Fund.  The Fund reserves the right to accept or reject, in its sole discretion, any Capital Commitment or request to purchase Shares at any time.  The Fund also reserves the right to suspend or terminate the offering of Shares at any time.  Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any fees or expenses.

Investors are required to fund all or a portion of their Capital Commitments to purchase Shares up to the amount of their respective Capital Commitments on an as-needed basis each time the Fund makes a capital call.  Capital Commitments may be called in the discretion of the Adviser over a two-year period from the date of the initial closing of the Fund’s Shares (the “Commitment Period”) to fund investments and for other Fund purposes.  At the expiration of the Commitment Period, all outstanding Capital Commitments will become due and payable and any new investor purchasing Shares of the Fund will be required to fund the entire amount of such investor’s Capital Commitment at the time of initial subscription.  An investor may make one or more additional Capital Commitments, each of which shall be irrevocable.

If the Board decides to extend the Commitment Period, at least 120 days before the end of the Commitment Period the Adviser will notify the investors of the extension of the Commitment Period for an additional year.  Unless the investor objects to such extension at least 60 days before the end of the applicable Commitment Period, the Commitment Period will be extended for a period of one year.

A capital commitment may be drawn upon after the expiration of a Commitment Period solely to make: (i) investments committed to or in progress prior to the end of the Commitment Period (including, for example, investments in delayed draw loans and revolving credit facilities and unsettled trades); (ii) investments under consideration by the Adviser prior to the end of the Commitment Period pursuant to an executed term sheet; (iii) short term cash equivalent investments; or (iv) investments (A) deemed necessary, desirable, or appropriate by the Adviser in order to preserve, protect, enhance, or support an existing investment, including but not limited to any financing transaction with respect to any investments and any refinancing or restructuring of any existing investments intended to preserve, protect, enhance or support existing investments, or (B) that are follow-on investments in entities or issuers in which the Fund has previously invested, or that are with counterparties with whom the Fund has previously invested, or affiliates of such entities or counterparties or are otherwise related to existing investments, including underlying portfolio companies or issuers of debt securities; provided, that (a) no amount can be drawn down pursuant to clause (iv) following one year after the end of the applicable Commitment Period, unless, at least 120 days before the end of the year after the Commitment Period, the Adviser notifies the investor of the total dollar amount that can be drawn down pursuant to clause (iv) and the investor does not object to such amount at least 90 days before the end of the year after the Commitment Period, and (b) the amounts drawn down for the investments described in clause (iv) of this paragraph made after the end of the Commitment Period will not exceed 15% of the aggregate capital commitment amount, and (c) any amount drawn down for a single investment/issuer described in clause (iv) that exceeds 3% of the aggregate capital commitment amount requires the Adviser to notify the investor.

The Adviser generally intends to call and deploy substantially all of an investor’s Capital Commitment, and obtain leverage thereon, within one year.

The Adviser will provide at least seven (7) business days’ notice in the case of any capital call.  In this regard, in connection with each capital call, including for an investor’s initial Capital Commitment, the Adviser will deliver a notice (the “Drawdown Notice”) which shall set forth: (i) the portion of the investor’s Capital Commitment the investor is required to fund, up to the amount of the investor’s respective Capital Commitment (the “Drawdown Amount”); (ii) the date the capital call is required to be funded (the “Drawdown Date”); and (iii) wire instructions for funding the capital call.  All purchases pursuant to a Drawdown Notice will generally be made pro rata, in accordance with the remaining Capital Commitments of all Shareholders, at a per-share price equal to the then-current NAV per Share as determined on a Determination Date (as defined below) occurring no later than 48 hours (excluding Sundays and holidays) prior to the Drawdown Date.

Prospective investors whose Capital Commitments to purchase Shares are accepted by the Fund will be admitted as Shareholders.

The Fund retains the right, in the Adviser’s sole discretion, to drawdown capital on a non-pro rata basis, including as the Adviser deems necessary or desirable to prevent the assets of the Fund from constituting “plan assets” under the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), as otherwise necessary or desirable to comply with ERISA or any other applicable legal, regulatory, tax, or similar regimes, or to otherwise accommodate the legal, tax, regulatory, or fiscal concerns of certain Shareholders.  To accommodate the legal, tax, regulatory, or fiscal concerns of certain prospective investors, the Adviser may determine to allow certain investors to fully fund their Capital Commitment at their relevant closing.

The Fund currently expects that it will draw all Capital Commitments and that Shareholders will be released from any further obligation to fund capital calls and purchase additional Shares on or prior to the Private Placement Close Date (the “Final Drawdown Date”); provided that, the Final Drawdown Date may be modified and/or extended by the Adviser in its sole discretion.

Fees and Expenses
The Fund is expected to bear organizational and certain ongoing offering costs associated with the offering of Shares, which will be expensed as they are incurred.  The Fund’s expenses incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning on the date of the Fund’s commencement of investment operations.  On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses).

The Fund will pay the Adviser a management fee (the “Management Fee”) for services performed under the Investment Advisory Agreement.  In this regard, the Fund will pay the Adviser a Management Fee at an annual rate of 1.0% of the value of the Fund’s average Managed Assets, payable monthly in arrears.  For purposes of calculating the Management Fee, the value of the Managed Assets for a month will be the average of the values of the Fund’s Managed Assets as determined on the Thursday of each calendar week (or, if any Thursday is not a business day, the Friday thereafter) which ends during the month.  “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day.  The Management Fee is paid to the Adviser before giving effect to any repurchases of Shares effective as of that date.  In the case of a partial month, the Management Fee will be appropriately prorated based on the number of days during the month in which the Adviser provided services to the Fund.

Pursuant to a Management Fee Waiver Agreement between the Fund and the Adviser (the “Management Fee Waiver Agreement”), the Adviser has contractually agreed to waive 40% of the Management Fee it is entitled to receive from the Fund pursuant to the Investment Advisory Agreement (the “Fee Waiver”) for the two-year period following the initial closing date of the subscription for Shares (the “Expiration Date”).  From and after the Expiration Date, the Fee Waiver will not be applicable.  See “Investment Advisory and Management Agreements” beginning on page 54.

Class I Shares will not be subject to a distribution and/or servicing fee.

Expense Limitation Agreement
The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure that “Specified Expenses” do not exceed 4.0% of the total capital commitments of the Fund’s shareholders determined as of the beginning of each calendar month (the “Expense Limit”).  “Specified Expenses” of the Fund mean all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) the Management Fee; (ii) any distribution and/or servicing fees; (iii) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including management fees, performance-based incentive fees, and administrative service fees); (iv) fees payable to third parties in connection with the sourcing or identification of portfolio investments; (v) brokerage costs; (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (vii) transaction-related expenses associated with consummated and unconsummated transactions, including legal costs, sourcing fees, due diligence related fees, structuring, and advisory costs, costs of third party consultants, and brokerage commissions, associated with the acquisition, disposition, and maintenance of investments; (viii) acquired fund fees and expenses; (ix) taxes; (x) litigation; and (xi) extraordinary expenses (as determined in the sole discretion of the Adviser).  For a period not to exceed three years from the month in which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the Expense Limit in effect at the time of the waiver, and (b) the Expense Limit in effect at the time of the recoupment.  The Expense Limitation Agreement has a term of one year from the date of this Memorandum, and will be subject to renewal thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees and the Adviser.  The Expense Limitation Agreement may be terminated by the Fund’s Board upon 30 days’ written notice to the Adviser.

Distributions
The Fund intends to make distributions on a quarterly basis in aggregate amounts representing substantially all of the Fund’s net investment income, if any, earned during the year.  Any long-term and short-term capital gains will be paid out as permitted by the 1940 Act or any exemptive relief provided by the SEC.

Distribution Reinvestment Plan
The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Shareholders, which is expected to be an “opt out” distribution reinvestment plan.  Under this plan, if the Fund declares a cash dividend or other distribution, each holder of Shares who has not elected to “opt out” to the DRIP will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution.  If a Shareholder elects to “opt out,” that Shareholder will receive cash dividends or other distributions.

Shareholders who receive dividends and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as Shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.

Valuation
The Fund will calculate the NAV of the Class I Shares as of the close of regular trading on the NYSE (the “NYSE Close”) on Thursday of each calendar week (or, if any Thursday is not a business day, the Friday thereafter); provided that, the Shares will be valued as of the NYSE Close (i) on each of the five business days immediately preceding each Repurchase Request Deadline (as defined below), (ii) as of the Repurchase Pricing Date (as defined below), (iii) as of the date of any distribution, and (iv) at such other times as the Board shall determine (each, a “Determination Date”).

The Board has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Adviser is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Adviser’s and the Fund’s valuation policy and consistently applied valuation process.  Pursuant to the portfolio valuation process set forth in the Adviser’s and the Fund’s valuation policy, the Adviser may utilize one or more independent third-party pricing services and/or independent third-party valuation services to perform certain agreed to procedures that the Adviser may consider amongst other inputs in its determination of value.  Portfolio securities and other assets for which market quotes are readily available are valued at market value.  In circumstances where market quotes are not readily available, the Adviser has adopted methods for determining the fair value of such securities and other assets.  The Fund determines NAV per Share in accordance with the methodology described in the Adviser’s valuation policy.  Valuations of Fund investments are disclosed in reports publicly filed with the SEC.

Repurchases of Shares
The Fund is an “interval fund” and, as such, has adopted a fundamental policy to make semi-annual repurchase offers at NAV of not less than 5% nor more than 25% of the Fund’s outstanding Shares.  The Fund generally anticipates making repurchases of 5% of its outstanding Shares on a semi-annual basis, commencing during its fourth full quarter of investment operations.  If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered.  In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.  Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) of the applicable repurchase offer, which date is generally anticipated to be the same date as the “Repurchase Pricing Date” (i.e., the date upon which the Fund determines the NAV applicable to repurchases).

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000 worth of Shares.  Such minimum ownership requirement may be waived by the Fund, in its sole discretion.  The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee (an “Early Repurchase Fee”) payable to the Fund will be charged with respect to any repurchase of a Shareholder’s Shares that have been held by the Shareholder for less than one year, on a “first in-first out” basis.  The Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund, including in the case of repurchase requests: (i) arising from the death or qualified disability of a Shareholder; (ii) submitted by discretionary model portfolio management programs (and similar arrangements); (iii) from feeder funds (or similar vehicles) primarily created to hold the Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iv) in the event that a Shareholder’s Shares are repurchased because the Shareholder has failed to maintain a $10,000 minimum account balance; and (v) in certain other limited circumstances.

Transfer Restrictions
With respect to Class I Shares, a Shareholder may assign, transfer, sell, encumber, pledge, or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Fund (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, is an Eligible Investor and otherwise meets any requirements imposed by the Fund with respect to investor eligibility and suitability.  Such notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee.  In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.  Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

In the event that the Fund registers its Shares under the 1933 Act in the future, such transfer restrictions generally will no longer apply to 1933 Act-registered Shares, including any Class I Shares.

Default
In addition to all legal remedies available to the Fund, if, following the receipt of a Drawdown Notice, a Shareholder fails to fund a capital call within ten (10) business days following the Drawdown Date (such Shareholder, a “Defaulting Shareholder”), the Fund will be permitted to pursue any or all of the following remedies:

•	prohibit the Defaulting Shareholder from purchasing additional Shares on any future Drawdown Date;
•
cause the Defaulting Shareholder to automatically forfeit and transfer on the books of the Fund to the other Shareholders (other than any other Defaulting Shareholder) one-third of the Defaulting Shareholder’s Shares then held, pro rata, as provided in the Subscription Agreement; and/or

•
take any actions available under the Subscription Agreement, which may include causing such Defaulting Shareholder to transfer its Shares to a third party for a price that is less than the NAV of such Shares.

The Fund is authorized to issue additional Drawdown Notices to non-Defaulting Shareholders to make up for any shortfall caused by a Defaulting Shareholder’s failure to fund any Drawdown Notice, provided that no Shareholder will be obligated to fund more than its then unfunded Capital Commitment.

Leverage; Borrowing
The Fund may use leverage as and to the extent permitted by the 1940 Act.  The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock, and leverage attributable to reverse repurchase agreements or similar transactions.

With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the 1940 Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.  With respect to senior securities that are preferred stock, the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

Custodian	The Fund has entered into a custody agreement with U.S. Bank, National Association (in such capacity, the “Custodian”) under which the Custodian provides custodian services to the Fund.
Independent Accountants	[__________] serves as the independent registered public accounting firm of the Fund.
Reports to Shareholders
The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act.

The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on Internal Revenue Service (“IRS”) Form 1099-DIV to assist Shareholders in preparing their tax returns.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.
Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on March 31.
Tax Aspects
The Fund intends to elect to be treated as, and intends to continue to qualify each year thereafter to be treated as, a regulated investment company or a “RIC” under Subchapter M of the Code.  As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable.  To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see Section XXIV, “U.S. Federal Income Tax Considerations.”

Prospective investors are urged to consult their tax advisors with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports
The Fund will distribute to its Shareholders, after the end of each taxable year, IRS Forms 1099-DIV detailing the amounts includible in such Shareholder’s taxable income for such year as ordinary income, qualified dividend income, and long-term capital gains.  Dividends and other taxable distributions are taxable to the Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

ERISA Considerations
Investors subject to ERISA and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans, and Keogh plans, may purchase Shares.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not “plan assets” of the ERISA plans investing in the Fund.  Accordingly, neither ERISA’s fiduciary responsibility or prohibited transaction rules apply to the Fund nor the Adviser.

Co-Investments
The Fund is not permitted to make any co-investments with its affiliates (including any fund managed by its affiliates) without exemptive relief from the SEC, subject to certain exceptions.  The Fund intends to apply for an exemptive order from the SEC that will permit it to co-invest with other persons, including certain affiliated accounts managed and controlled by the Adviser (the “Co-Investment Exemptive Order”).  Subject to the 1940 Act and the conditions of any such Co-Investment Exemptive Order issued by the SEC, the Fund may, under certain circumstances, co-invest with certain affiliated accounts in investments that are suitable for the Fund and one or more of such affiliated accounts.

There can be no assurance that the Fund will receive such exemptive relief.  Moreover, even if the Fund does receive such exemptive relief and is permitted to co-invest in the same securities as one or more affiliated accounts, conflicts of interest may still arise.  If the Adviser is presented with co-investment opportunities that generally fall within the Fund’s investment objective and other Board-established criteria and those of one or more affiliated accounts advised by the Adviser, the Adviser will allocate such opportunities among the Fund and such affiliated accounts in a manner consistent with the Co-Investment Exemptive Order and the Adviser’s allocation policies and procedures, as discussed in this Memorandum.  There is no assurance that the Co-Investment Exemptive Order will be granted by the SEC.

Conflicts of Interest
Certain conflicts of interest arise from the fact that Nilsine and its affiliates may provide advisory, investment management, and other services to the Fund and provide advisory, investment management, and other services for other clients, including other investment funds, client accounts, and proprietary accounts in which the Fund may or may not have an interest and whose respective investment programs may or may not be substantially similar.

The Adviser and its affiliates currently manage and may in the future manage or be associated with, funds (including other funds that are not registered under the 1940 Act and operate as privately offered funds), separate accounts, business development companies (each, a “BDC”), and other investment vehicles that have an investment strategy that directly or indirectly overlaps with the potential targeted investments of the Fund.  Circumstances and situations may arise in which potential investment opportunities satisfy the investment objectives of the Fund as well as those of one or more of the existing vehicles or any future funds, accounts, or investment vehicles.  If and to the extent such situations arise, the Adviser will seek to allocate such investment opportunities in good faith in accordance with Nilsine’s investment allocation policies and procedures.

Risk Factors
The Fund is subject to substantial risks, including market risks and strategy risks.  The Fund is also subject to the risks associated with the investment strategies employed by the Adviser, which may include credit risks, ABS risks, valuation risks, and interest rate risks, among others. While the Adviser will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses.  There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Adviser and its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets.  An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and an investor should invest in the Fund only if it can sustain a complete loss of its investment.  Past results of the Adviser and its principals are not indicative of future results.  Prospective investors should review carefully Section VIII, “Risk Factors and Special Considerations” in this Memorandum.

II.	Summary of Fees and Expenses
The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, directly or indirectly, by investing in Class I Shares of the Fund.
Shareholder Transaction Expenses (fees paid directly from your investment)
Maximum Sales Load (as a percentage of purchase amount)	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(1)	2.00%
Estimated Annual Operating Expenses (as a percentage of net assets attributable to Shares)
Management Fee(2)(5)	1.00%
Other Expenses(3)	[___]%
Total Annual Expenses(4)	[___]%
Fee Waiver and/or Expense Reimbursement(5)	([___]%)
Acquired Fund Fees and Expenses(6)	[___]%
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	[___]%
(1)
A 2.00% Early Repurchase Fee payable to the Fund will be charged with respect to any repurchase of a Shareholder’s Shares that have been held by a Shareholder for less than one year, on a “first in-first out” basis.  The Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund, including in the case of repurchase requests: (i) arising from the death or qualified disability of a Shareholder; (ii) submitted by discretionary model portfolio management programs (and similar arrangements); (iii) from feeder funds (or similar vehicles) primarily created to hold the Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iv) in the event that a Shareholder’s Shares are repurchased because the Shareholder has failed to maintain a $10,000 minimum account balance; and (v) in certain other limited circumstances.  To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class.

(2)
The Fund will pay the Adviser the Management Fee at an annual rate of 1.00% of the value of the Fund’s average Managed Assets, payable monthly in arrears.  For purposes of calculating the Management Fee, the value of the Managed Assets for a month will be the average of the values of the Fund’s Managed Assets as determined on the Thursday of each calendar week (or, if any Thursday is not a business day, the Friday thereafter) which ends during the month.  “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day.  The Management Fee is paid to the Adviser before giving effect to any repurchases of Shares effective as of that date.  In the case of a partial month, the Management Fee will be appropriately prorated based on the number of days during the month in which the Adviser provided services to the Fund.  The Adviser has contractually agreed to waive 40% of the Management Fee it is entitled to receive from the Fund pursuant to the Investment Advisory Agreement for the two-year period following the initial closing date of the subscription for Shares.

(3)
Other Expenses are based on estimated amounts for the Fund’s first full fiscal year beginning on April 1, 2026 and ending on March 31, 2027, and include, among other things, estimated professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs, fees and expenses of the Administrator and Custodian and the reimbursement of costs of personnel associated with the Adviser or its affiliates who provide certain non-advisory services to the Fund, as will be permitted under the Investment Advisory Agreement and Administration Agreement.  The amount shown in the line item for Other Expenses assumes the Fund receives subscriptions for aggregate capital commitments of $[_____] from investors in the offering, and funded capital contributions of $[_____] from investors for the purchase of Shares in satisfaction of the investors’ capital commitments, as of the end of the Fund’s first full fiscal year.

(4)
The amounts shown for the line items Total Annual Expenses and Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement) are estimated based on the Fund’s average net assets which management estimates to be $[_____] for the fiscal year ended March 31, 2027.

(5)
Pursuant to the Management Fee Waiver Agreement between the Fund and the Adviser, the Adviser has contractually agreed to waive 40% of the Management Fee it is entitled to receive from the Fund pursuant to the Investment Advisory Agreement for the two-year period following the initial closing date of the subscription for Shares.  Also, pursuant to the Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that Specified Expenses do not exceed 4.0% of the total capital commitments of the Fund’s shareholders determined as of the beginning of each calendar month.  “Specified Expenses” of the Fund mean all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) the Management Fee, (ii) any distribution and/or servicing fee, (iii) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including management fees, performance-based incentive fees, and administrative service fees), (iv) fees payable to third parties in connection with the sourcing or identification of portfolio investments, (v) brokerage costs, (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) transaction-related expenses associated with consummated and unconsummated transactions, including legal costs, sourcing fees, due diligence related fees, structuring, and advisory costs, costs of third party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments, (ix) acquired fund fees and expenses, (x) taxes, (xi) litigation, and (xii) extraordinary expenses (as determined in the sole discretion of the Adviser). For a period not to exceed three years from the month in which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the Expense Limit in effect at the time of the waiver, and (b) the Expense Limit in effect at the time of the recoupment. The Expense Limitation Agreement will have an initial term of one year from the date of this Memorandum, and will be subject to renewal thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees and the Adviser. The Expense Limitation Agreement may be terminated by the Fund’s Board upon thirty days’ written notice to the Adviser.  The Fund and Adviser do not anticipate the expense limitation threshold will be reached within the first full fiscal year of the Fund.

The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.  The examples illustrate the expenses that you would pay on a $1,000 investment in Class I Shares, assuming a 5% annual return.  The example assumes that any distributions are reinvested at NAV and that the percentage amounts listed under Total Annual Expenses remain the same (except that the examples incorporate the fee waiver and expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples).  The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies.  The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.
1 Year	3 Years	5 Years	10 Years
$[___]	$[___]	$[___]	$[___]

The example above is based on the fees and expenses set forth in the table above, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples. A greater rate of return than that used in the examples would increase the dollar amount of the asset-based fees paid by the Fund.

III.	Overview of the Fund and the Adviser
The Fund is a newly formed statutory trust formed under the laws of the State of Delaware on October 3, 2025 and registered with the SEC, under the 1940 Act, as a non-diversified, closed-end management investment company.  The Fund’s principal office is located at 900 E. 96th Street, Suite 310, Indianapolis, Indiana 46240.  The Fund operates as an “interval fund” pursuant to which it, subject to applicable law, will conduct semi-annual repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at NAV.  The Fund has not commenced operations prior to or as of the date of this Memorandum.  The Fund’s term is indefinite and will continue until the Fund has been dissolved and terminated under the terms of the Fund’s Declaration of Trust or Bylaws.
Investment advisory services will be provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement.  The Adviser, located at 5675 DTC Boulevard, Suite 175, Greenwood Village, Colorado 80111, organized on September 17, 2021, is an investment adviser registered with the SEC under the Advisers Act.
The Adviser provides financial planning and investment management services for high-net worth individuals and other types of clients on a discretionary basis.  Additionally, the Adviser provides investment management and investor advisory services to feeder funds and master funds for alternative investment strategies.
IV.	The Offering
The Fund is seeking to raise $300,000,000 through the sale of Class I Shares in private placement transactions on a continuous basis; provided that, such amount may be increased by the Adviser in its sole discretion.
Class I Shares are not being registered under the 1933 Act or the securities laws of any of the States of the United States since such Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act and analogous exemptions under state securities laws.  Class I Shares of the Fund will be offered exclusively to investors that qualify as “accredited investors” as defined under Rule 501(a) of Regulation D of the 1933 Act.
In addition, Class I Shares are generally being offered only to Eligible Investors that are either (i) U.S. persons for U.S. federal income tax purposes, or (ii) non-U.S. persons in compliance with Regulation S promulgated under the 1933 Act and other applicable law.  The qualifications required to invest in the Fund will be set forth in the Subscription Agreement, which must be completed by each prospective investor.  The Adviser may, in its sole discretion, decline to admit any prospective investor.
Each investor whose subscription for Shares is accepted by the Fund or its designee will become a Shareholder of the Fund.  To the extent the Fund identifies any Shareholder holding Shares that was not an Eligible Investor at the time of acquiring such Shares, the Fund reserves the right to (i) cause a mandatory redemption of all or some of the Shares of such Shareholder, or any person acquiring Shares from or through such Shareholder, subject in each case to the limitations of Section 23 of the 1940 Act, (ii) retain any unrealized gains or profits associated with Shares held by such Shareholder, and/or (iii) take any other action the Board determines to be appropriate in light of the circumstances.
Nilsine and/or its affiliates may contribute a portion of the proceeds used to purchase the Class I Shares on behalf of Class I Shareholders from their own resources.  Such payments may continue for a specified period of time and/or until a specified dollar amount is reached.  Such payments will be made from the assets of Nilsine and/or affiliates thereof (and not the Fund).  For federal income tax purposes, such a payment to an investor may adjust the investor’s tax basis in such Class I Shares on a per-Share basis or constitute taxable income to such investor depending upon the circumstances.
V.	Use of Proceeds
The proceeds from the sale of Shares of the Fund, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies.
Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents.  In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs.  The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.
VI.	Structure
The Fund has been organized as a continuously offered, non-diversified, closed-end management investment company.  Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis.  Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future.  Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.  To provide some liquidity to Shareholders, the Fund will be structured as an interval fund and conduct semi-annual repurchase offers for a limited amount of the Fund’s Shares (at least 5%).  See Section XVIII, “Share Repurchase Program” below.
The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund’s strategy.  Features that interfere with the ability to hold positions for the long-term (such as daily redemptions permitted by open-end funds that can require the premature sale of investments) could impair the Fund’s ability to execute its investment strategy.  Accordingly, an unlisted closed-end structure helps the Fund achieve its investment objective.

VII.	Investment Objective and Strategies
Investment Objective and Policies
The Fund seeks to invest in a diversified portfolio across segments of the private markets that will generate attractive long-term returns, with low sensitivity to traditional public equity and fixed-income indices.  In pursuing the Fund’s investment objectives, the Adviser will obtain exposure, either directly or indirectly, to a variety of asset classes.  The Fund’s indirect exposure will be through (i) private investment funds, such as private placements (“Private Funds”); (ii) registered open-end funds, such as mutual funds and ETFs; and (iii) registered closed-end funds, such as interval funds and tender offer funds (collectively, (i), (ii), and (iii) are referred to herein as “Underlying Funds”).  While the Fund will primarily invest indirectly through the Underlying Funds, the Fund may also invest directly in the underlying holdings of the Underlying Funds alongside the Underlying Funds (the “Co-Investments”). Additionally, the Fund may invest directly in private securities where there is no Underlying Fund relationship. The Fund may also invest, directly or indirectly, through mutual funds, ETFs, and structured notes, in treasuries, short-term bonds, and traditional liquid equities with up to 25% of the Fund’s net assets for liquidity management purposes.
References to the investments of the Underlying Funds described below also describe the possible Co-Investments as the context requires.  The Fund expects to invest in both domestic and foreign (including emerging markets) securities.  The investment advisers of the Underlying Funds will not be making any recommendations or otherwise providing investment advice to the Fund, including with respect to the Co-Investments.
Underlying Funds invest in a wide range of U.S. and non-U.S. publicly traded and privately issued or negotiated securities (securities for which the price is negotiated between private parties) including, but not limited to, equity securities of any market capitalization and any sector, fixed-income securities of any credit quality (including “junk” and unrated), maturity, duration, bank loans and participations, REITS, currencies, and derivatives (including swaps, futures contracts, and options).  The Fund’s allocation through its investments in Underlying Funds to these various security types, various asset classes, and U.S. and non-U.S. markets will vary over time in response to changing market opportunities.  The Fund is not expected to focus on any particular geographic region.
The Adviser takes a long position in Underlying Funds that it believes have a strong appreciation potential.  The Fund sells (or closes a position in) a security when the Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if, in the Adviser’s opinion, a more attractive investment opportunity is found; or (3) if general market conditions trigger a change in the Adviser’s assessment criteria.
The Adviser allocates to Underlying Funds that invest in both fundamentally and technically driven strategies.  The allocation among the Underlying Funds using these strategies is not fixed and will evolve over time in response to the Advisers assessment of market cycles, macroeconomic conditions, and the relative value of asset classes.  The Adviser will assess these factors using quantitative analysis, economic indicators, and qualitative judgment, which includes, but is not limited to, analysis of interest rate trends, inflation expectations, corporate earnings outlooks, geopolitical developments, valuation metrics (like price-to-earnings ratios, free cash flow yield, and credit spreads), and correlations across equity and fixed income markets.  This flexibility in allocation enables the Adviser to actively pursue return opportunities while simultaneously seeking a portfolio with lower correlations to the broader equity market than traditional equity and fixed-income strategies.
The Fund may invest in Underlying Funds that invest in the following strategies: (i) private equity, including venture capital; (ii) private credit with an emphasis on private loans, illiquid credit, and stressed/distressed credit; (iii) private real estate including industrial, single- and multi-family housing, retail, office, and specialty in North America; (iv) private infrastructure and real assets such as (a) transportation (toll roads, airports, and ports), utilities (water and power utilities), renewable energy (wind, solar, and other renewable energy sources), (b) natural resources (timberland (forests for timber production), farmland (agricultural land for crop production)) and oil and gas, (c) commodities such as precious metals (gold, silver, platinum, and other precious metals as a store of value or a hedge against inflation), base metals (industrial metals like copper, aluminum, and zinc), agricultural products (corn, soybeans, and wheat), and (d) U.S. treasury inflation protected securities (“TIPS”) and other global inflation protected bonds; and (v) short duration fixed income securities (bonds, certificates of deposit (“CDs”), money market instruments, and other debt instruments with relatively short maturities).

The Fund may invest in Underlying Funds that invest in the following strategies:
•
Private Equity.  These Underlying Funds seek to provide exposure to secondary and primary investments in private equity funds and other private asset funds and, to a limited degree, to direct investments in operating companies.

•
Private Credit.  These Underlying Funds employ a multi-sector approach spanning residential, commercial, corporate, consumer and specialty finance markets.  The emphasis is on alternative credit investments, including private loans, illiquid credit and stressed/distressed credit.  The Fund’s private credit investments include investments in companies and/or Private Funds that primarily hold direct loans.

•
Private Real Estate.  These Underlying Funds gain exposure to real estate, a subset of real-asset type investments, which consist of various subsets of property investments, including industrial, single- and multi-family housing, retail, and office.  The primary exposure will be in various geographies across North America, though the Fund may gain additional exposure to Real Estate globally through Underlying Funds.

•
Private Infrastructure and Real Assets.  These Underlying Funds may invest in infrastructure: transportation (toll roads, airports, and ports); utilities (water and power utilities); renewable energy (wind, solar, and other renewable energy sources). These Underlying Funds also invest in natural resources such as timberland (forests for timber production) and farmland (agricultural land for crop production). These Underlying Funds also invest in commodities: precious metals (gold, silver, platinum, and other precious metals as a store of value or a hedge against inflation); base metals (industrial metals like copper, aluminum, and zinc); agricultural products (corn, soybeans, and wheat). These Underlying Funds also invest in TIPS and other global inflation protected bonds.

•
Short Duration Fixed Income.  These Underlying Funds may invest in fixed-income securities with relatively short maturities.  These fixed-income securities include bonds, CDs, money market instruments, and other debt instruments.

In evaluating whether the Fund will invest in a particular Underlying Fund, the Adviser may consider, among other things, (i) the Underlying Fund’s past performance and reputation; (ii) the degree to which the Underlying Fund complements and balances the Fund’s portfolio and correlates to the strategies pursued by the Adviser; (iii) the fees payable in connection with the Fund’s investment in the Underlying Fund; (iv) the tenure of the Underlying Fund’s investment adviser; (v) the assets under management (“AUM”), or size, of the Underlying Fund; (vi) the continued favorability of the strategy employed by an Underlying Fund; (vii) the percentage of capital invested to the Underlying Fund by the Underlying Fund’s investment adviser; (viii) the fundamental qualities (including predictability and stability of cash flows, profitability, management team tenure) of the positions held within the Underlying Fund; and (ix) the ability of the Fund to make withdrawals or liquidate its investment positions in the Underlying Fund.  The Adviser reviews publicly available filings, fact sheets, and investor slide decks in making its determinations.  However, because some of the information needed to effectively evaluate an Underlying Fund is not necessarily contained in such documents, the Adviser will obtain additional information when available.  This additional information includes insights from the manager of the Underlying Fund such as investor interviews and webinars, as well as position specific data (like financial statements, earnings reports, earnings calls, and management guidance).
In reviewing the degree to which a particular Underlying Fund is a suitable investment for the Fund, the Adviser will consider the fees payable in connection with the investment in order to evaluate execution and compare net returns to other available investment options.  The Adviser will also consider the assets under management of the investment advisers of the Underlying Funds to evaluate whether those investment advisers are appropriate for the Fund’s strategies, given that certain strategies may be more or less appropriate at different asset levels.  In an effort to optimize its investment program, the Fund may allocate a portion of its capital to Underlying Funds that lack historical track records but, that in the Adviser’s judgment, offer exceptional potential.

Leverage and Credit Facilities
The Fund may utilize leverage, including borrowing from banks in an amount of up to 33 1/3% of the Fund’s consolidated assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with liquidity. The Fund may enter into one or more revolving credit facilities (“Credit Facilities”) for the purpose of investment purchases and other liquidity requirements, subject to the limitations of the 1940 Act (as defined below) for borrowings. The Credit Facilities will be secured by the Fund’s assets.
Other Information Regarding Investment Strategy
The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser are subjective. The Fund may engage in borrowings and the use of leverage in acquiring investments.
The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 10% and 40%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The Underlying Funds in which the Fund invests have limited liquidity, so it is not anticipated that the Fund will have high portfolio turnover. However, with the portion of its portfolio not invested in Underlying Funds, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Further, the Underlying Funds in which the Fund invests may experience high rates of portfolio turnover to the extent their holdings are liquid. High rates of portfolio turnover in the Underlying Funds may negatively impact their returns and, thus, negatively impact the returns of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.
Investment Process
The Adviser believes it employs a robust due diligence process when assessing potential investment opportunities. As part of the due diligence process, the Adviser may engage various third-party service providers (i.e., external legal counsel, financial/tax advisors, consultants and research providers) to assist with evaluating potential investments. Described in further detail below, the diligence process through execution is comprised of the following different components:
Market Analysis
The Adviser maintains consistent surveillance of its markets by leveraging its long-term relationships with various industry participants and service providers, attending industry events, and, if required, engaging third-party market research firms.
Sourcing and Origination
Since 2022, investment professionals of the Adviser have sourced the majority of investments through proprietary channels rather than intermediaries.  These proprietary channels include relationships with hundreds of counterparties, including many repeat investors, and a broad network of likeminded institutional investors. Investment professionals also maintain ongoing dialogue with other investment professionals and market participants to augment deal flow. The Adviser believes working with reliable counterparties is an important factor in the diligence process and provides it with a key advantage in identifying potentially attractive off-the-run risk-adjusted opportunities.

Investment Screening
The Adviser screens investments based on a variety of criteria, including:
•	Differentiation
○
There are thousands of managers to choose from in private markets. The Adviser attempts to identify managers who the Adviser believes have a differentiated investment process which makes them unique and provides the potential for excess risk-adjusted investment returns relative to market averages.

•	Alignment
○
The Adviser seeks out managers who have significant values alignment with the Adviser and its clients. The Adviser also desires to see significant alignment between manager and client interests. One key measurable for the Adviser to determine manager/client interest alignment is by knowing how much of their own capital a manager intends to commit to their fund.

•	Relationship
○
The Adviser prioritizes deep relationships with the managers the Adviser works with.  The Adviser measures managers on the Know, Like, Trust Factor – how well does the Adviser know them, does the Adviser like them, and does the Adviser trust them.

○	The Adviser also measures managers on accessibility, based on how accessible will they be to the Adviser and its clients for meetings, calls, events, updates, etc.
○	Additionally, the Adviser considers other relationship variables, such as access to co-investment opportunities and fee concessions.
•	Track record
○
While past performance is not an indicator of future results, a manager’s track record with previous funds and investments is an important factor for the Adviser to consider in its investment review process. The Adviser wants to understand how previous fund vintages have performed, how strategies may have changed and how fund size has affected performance over time.

•	Scalability
○
In order to be a fit for the Adviser and its clients, the Adviser needs to ensure that managers have sufficient capacity to accept our capital now and in the future. Many smaller managers and some direct investment opportunities may not be a fit for the Adviser based on allocations being too small, which creates portfolio inefficiencies.

When constructing portfolios, the Adviser also takes into consideration the following factors:
•	Nilsine Expertise: The Adviser determines whether it has the requisite expertise to evaluate the opportunity, whether internally or with the support of outside parties.
•
Portfolio Construction: The Adviser evaluates how the contemplated investment changes the composition of the existing portfolio, and whether it substantially impacts concentration by geography, asset type, or some other relevant category.

•	Downside Risk: The Adviser determines the likelihood of losing principal and the severity of the loss.
•	Size and Return Opportunity: The Adviser evaluates the potential upside associated with the investment and whether it is worth the human and capital resources.
•	Reputational Risk and Related Factors: The Adviser evaluates how the contemplated investment aligns with the Adviser’s and investors’ non-economic values and expectations.
Underwriting and Diligence
Prior to devoting significant time and resources to a given transaction, the relevant deal team produces an initial assessment memo, which is reviewed by the Investment Committee of the Adviser (the “Investment Committee”).  The Investment Committee will determine whether the transaction merits further diligence.
If a transaction passes the initial assessment, the deal team then involves the third-party diligence provider to assist with the underwriting and further diligence of an investment. During this process, the Adviser and the third-party diligence team seek to identify, understand, and mitigate potential risk through a variety of methods (as applicable), including:
•
Background and Reference Checks: Performing (or engaging a third party to perform) independent background checks, OFAC checks and industry/peer reference calls on all key personnel associated with a company, borrower, and/or servicer;

•
Field Exams: Engaging a third party to perform field exams to review financial data, verify borrowing base considerations, check flows of cash, and aid in the assessment of various key management personnel of the potential company, borrower, and/or servicer;

•	Industry Experts: Seeking industry experts for deeper levels of diligence when necessary; and
•
Legal: Engaging outside counsel (overseen by in-house counsel) to conduct legal and regulatory compliance reviews. As diligence progresses, the deal team maintains consistent communication with the Investment Committee.

Investment Committee Approval
Generally, upon material progress towards completion of diligence and transaction documentation, the relevant deal team prepares and distributes a memorandum for discussion at a meeting of the Investment Committee. Such memoranda typically include information such as: a summary of the transaction; the investment thesis; risk factors and mitigants; key investment drivers; returns analysis; and detail on relevant reputational risk considerations (among other topics).
For a particular transaction, the Investment Committee discusses with the deal team the due diligence completed on the investment opportunity, aiming to assess the completeness of the underwriting effort. The Investment Committee then discusses the merits of the applicable investment, ultimately voting to approve or reject it. The Investment Committee is also responsible for ensuring adherence to investment-related policies and procedures during the underwriting and execution of any approved transaction, including appropriate consideration of risk factors throughout the investment process.
Approach to Asset Management and Monitoring:
The Adviser seeks to employ conservative investment underwriting to create capital preservation and limit the number of investments that ultimately do not perform. The Adviser’s dedicated Asset Management team oversees the ongoing monitoring of investments, in coordination with the deal teams, who maintain day-to-day responsibility for investments.
The Adviser takes a risk-based approach to monitoring and managing the investments in its portfolios. All investments receive a baseline level of monitoring and proactive risk identification; investments identified as having elevated risk are subject to additional monitoring.
The baseline monitoring of investments includes:
•
Active Surveillance: Investment professionals maintain frequent communication with counterparties to support the Adviser’s internal reporting and hold regular meetings with the deal team, asset management team, in-house legal counsel, and others as appropriate.

•	Monthly Asset Management Meetings: The asset management team holds monthly meetings to discuss selected investments with the relevant deal teams providing transparency on performance and strategy.
•
Senior Investment Team Oversight: Senior investment professional maintain situational awareness of the investments in their respective asset classes, providing a comprehensive perspective on the broader portfolio and an enhanced ability to identify any emerging asset class patterns.

The elevated monitoring of investments may include:
•	Escalation: Placing at-risk positions on a watch list and identifying additional internal and external resources required to bolster management and oversight of the investment.
•
Workouts: When necessary, taking swift action to protect investments and exercise rights and remedies in coordination with the deal team, the asset management team, in-house legal counsel, and outside counsel.

The Adviser maintains relationships with a range of third-party lawyers, advisers and service providers that specialize in workouts across a range of assets and industries. When investments underperform, the Adviser intends to engage with these third parties as needed.

VIII.	Risk Factors and Special Considerations
Prospective investors should be aware that an investment in the Fund involves a high degree of risk, and is suitable only for those investors who have the financial sophistication and expertise to evaluate the merits and risks of an investment in the Fund and for which the Fund does not represent a complete investment program.  There can be no assurance that the Fund’s investment objective will be achieved, that the Fund will otherwise be able to carry out its investment program successfully or that an investor will receive a return of its capital.  In addition, there will be occasions when the Adviser or its affiliates may encounter potential conflicts of interest in connection with the Fund.  The following discussion enumerates certain, but not all, risk factors and potential conflicts of interest that should be carefully evaluated before making an investment in the Fund.  These risk factors and potential conflicts of interest include those listed below.
General Risks of Investing in the Fund
General Investment Risks
There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk.  Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment.  There can be no assurance that projected or targeted returns for the Fund will be achieved.
No Operating History
The Fund has not yet commenced operations as of the date of this Memorandum and has no operating history. As such, as of the date of this Memorandum, the Fund has not generated financial statements or other meaningful operating or financial data on which to evaluate the Fund and its performance.  The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline.
The performance of the Adviser and its principals’ (the “Principals”) prior investments is not necessarily indicative of the Fund’s future results.  While the Adviser intends for the Fund to make investments that have estimated returns commensurate with the risks undertaken, there can be no assurances that any targeted internal rate of return will be achieved.  On any given investment, loss of capital is possible.
The Fund may not succeed in meeting its objective, and its NAV may decrease.  As a newly-formed vehicle, there is no assurance that the Fund will grow or maintain economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.
Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The Fund may be subject to a relatively high level of management risk because the Fund invests in alternative assets, including other underlying private investment funds, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds.  The Fund’s allocation of its investments across portfolio investments representing various strategies, geographic regions, asset classes, and sectors may vary significantly over time based on the Adviser’s analysis and judgment.  As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time.  It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Dependence on the Adviser and Key Personnel
The success of the Fund depends upon the diligence, skill and network of business contacts of the Adviser and its investment personnel.  There can be no assurance that the investment personnel upon which the Adviser relies will continue to be associated with the Adviser throughout the life of the Fund.  The Fund’s future success will depend to a significant extent on the continued service and coordination of such investment personnel.  If the Adviser’s investment personnel do not maintain their existing relationships with sources of investment opportunities and does not develop new relationships with other sources of investment opportunities available to the Fund, the Adviser may not be able to grow the Fund’s investment portfolio.  In addition, individuals with whom such investment personnel have relationships are not obligated to provide the Fund with investment opportunities.  Therefore, the Fund and the Adviser can offer no assurance that such relationships will generate investment opportunities for the Fund.
The Fund’s ability to achieve its investment objective will also depend on the Adviser’s ability to manage the Fund and to grow the Fund’s investments and earnings.  This will depend, in turn, on the Adviser’s ability to identify, invest in and monitor portfolio companies that meet the Fund’s investment criteria. The achievement of the Fund’s investment objective will depend upon the Adviser’s execution of the Fund’s investment process, its ability to provide competent, attentive and efficient services to the Fund and, to a lesser extent, the Fund’s access to financing on acceptable terms. The Adviser’s team of investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles, some of which may have an investment strategy that overlaps with that of the Fund. These activities may distract them from servicing new investment opportunities for the Fund or slow the Fund’s rate of investment. Any failure to manage the Fund’s business and its future growth effectively could have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Although the Adviser will monitor the performance of each Fund investment, it will primarily be the responsibility of each portfolio company’s management team to operate such portfolio company on a day-to-day basis. Although the Fund generally intends to invest in companies with strong management, there can be no assurance that the management of such companies will be able or willing to successfully operate a company in accordance with the Fund’s objectives.
Control over the operation of certain structured products or vehicles in which the Fund invests may be vested with third-party managers and any future profitability of such investment will depend largely upon the business and investment acumen of such third-party managers. The loss or reduction of service of one or more such third-party managers could have an adverse effect on the Fund’s ability to realize its investment objectives. Such third-party managers may also be authorized to manage other investments other than the investments held by such structured products or vehicles, which may pose conflicts of interest in the allocation of time of such third-party managers.
Closed-End Interval Fund Structure; Liquidity Risks
The Fund is a closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors; the Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment.
Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Although the Fund, as a fundamental policy, will make semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the Fund generally anticipates making repurchases of 5% of its outstanding Shares on a semi-annual basis and, therefore, Shareholders may not be able to sell their Shares when and/or in the amount they desire.
The Fund’s investments are generally illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the 1940 Act.

Repurchase of Shares Risk
To provide some liquidity to Shareholders, the Fund will make semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratios. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer.
The Fund will offer to purchase only a small portion of its Shares every six months, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See Section XVIII – “Share Repurchase Program.”
Restrictions on Transfers
Transfers of Shares may be made only with the consent of the Fund, which may be withheld in the Fund’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.
Valuation Risk
The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.
A significant amount of the Fund’s investments are expected to be in securities that do not have readily ascertainable market prices. Assets that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser (who may consider, as one input among others, certain procedures performed by one or more independent valuation firms, if any). In connection with that determination, portfolio company valuations will be prepared using sources, including inputs from the sponsor in the case of a sponsor-managed structured and/or securitized product or vehicle. The Adviser may also consider preliminary valuations obtained from independent valuation firms and/or proprietary models depending on the availability of information on the Fund’s assets and the type of asset being valued, all in accordance with the Fund’s valuation policy.
Because fair values, and particularly fair values of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, the Fund’s determinations of fair value may differ materially from the values that would have been determined if a ready market for these securities existed. This could make it more difficult to value accurately the Fund’s portfolio investments and could lead to undervaluation or overvaluation of the Fund’s interests. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility. There can be no assurance that valuation decisions with respect to an investment will represent the value realized by the Fund on the eventual disposition of such investment or that would, in fact, be realized upon an immediate disposition of such investment on the date of its valuation.
The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund invests a significant amount of its assets in private assets for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests under the Code depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.
The Fund’s NAV is a critical component in several operational matters including computation of the Management Fee payable by the Fund, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund. The number of Shares a Shareholder will receive will be based on the Fund’s most recent NAV, which may not be ascertainable at the time a prospective investor submits a subscription agreement to purchase Shares.
It is expected that the Fund’s leverage facilities will have certain coverage, borrowing base or similar maintenance tests related to asset market values. Declines in market values could have adverse consequences to the Fund under the terms of such facilities, including the required sale of assets, repayment of all or a portion of such facilities or an event of default under the facility. In addition, lenders under credit facilities may have the right to revalue certain of the Fund’s investments (upon, for example, a default or material modification of the terms of such Fund investment) at their discretion. Such values may be lower (perhaps significantly) than the Fund’s carrying value resulting in failure of such tests related to asset market values.
The Adviser expects to receive information for the Fund’s investments in certain underlying alternative assets on which it will base the Fund’s NAV only as of each calendar quarter end and on a significant delay. The Adviser generally does not expect to receive updated information intra quarter for such investments. As a result, the Fund’s NAV attributable to such investments for periods other than calendar quarter-end will likely be based on information from the prior quarter. The Fund may need to liquidate certain investments, including its investments in alternative assets, in order to maintain sufficient liquidity in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining Shareholders to the benefit of Shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage Shareholders whose Shares were accepted for repurchase to the benefit of remaining Shareholders. Similarly, a subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing Shareholders, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre-existing Shareholders to the benefit of subscribing investors. For more information regarding the Fund’s calculation of its NAV, see Section XXII – “Net Asset Valuation.”

Leverage Risk
The Fund may employ leverage through borrowings (i.e., loans from certain financial institutions and/or the issuance of debt and/or preferred securities, “Borrowings”) in the future. The Fund does not currently anticipate obtaining leverage from Borrowings prior to the commencement of any public offering of Shares. The Fund’s use of leverage could create the opportunity for a higher return for Shareholders, but would also result in special risks for Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, derivative transactions, if utilized, can involve leverage or the potential for leverage because they enable the Fund to magnify the Fund’s exposure beyond its investment.
Because the fee paid to the Adviser is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage, the dollar amount of the Management Fee paid by the Fund to the Adviser will be higher (and the Adviser will be benefited to that extent) if leverage is utilized. The Adviser will utilize leverage only if it believes such action would result in a net benefit to the Fund’s Shareholders after taking into account the higher fees and expenses associated with leverage (including higher Management Fees).
Leverage involves risks and special considerations compared to a comparable portfolio without leverage including: (i) the likelihood of greater volatility of the Fund’s NAV; (ii) the risk that fluctuations in interest rates on Borrowings will reduce the return to the Shareholders or will result in fluctuations in the dividends paid on the Shares; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; (iv) if the Fund uses leverage, the investment management fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and (v) leverage may increase expenses, which may reduce total return.
A decline in the Fund’s NAV could affect the ability of the Fund to make dividend payments to Shareholders. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a RIC under the Code, which could have a material adverse effect on the value of the Shares. Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such Borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock). For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). In addition, if the Fund has $100 in net assets, it may issue $100 in preferred stock, resulting in $200 in total assets (or 200% asset coverage). If the asset coverage for Borrowings or preferred shares declines to less than 300% or 200%, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.
All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the Shareholders.
Contingent Liabilities
From time to time, the Fund may incur contingent liabilities in connection with an investment. The Fund may purchase from a lender a revolving credit facility that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Fund would be obligated to fund the amounts due. The Fund may also enter into agreements pursuant to which it agrees to assume responsibility for default risk presented by a third party, and may, on the other hand, enter into agreements through which third parties offer default protection to the Fund.
In connection with the disposition of an investment, the Fund and/or the Adviser may be required to make (and/or be responsible for another person’s or entity’s breach of) representations and warranties (e.g., about the business and financial affairs of the applicable portfolio company, the condition of its assets and the extent of its liabilities, in each case generally in the nature of representations and warranties typically made in connection with the sale of similar businesses), and may be responsible for the content of disclosure documents under applicable securities laws. The Fund and/or the Adviser also may be required to indemnify the purchasers of such investment or underwriters to the extent that any such representations or disclosure documents are inaccurate. These arrangements may result in contingent liabilities, which would be borne by the Fund and, ultimately, its investors.
In addition, although it is anticipated that indebtedness incurred by the Fund will be recourse only to the specified collateral assets that are subject to the relevant security agreements and nonrecourse to the Fund, under certain circumstances, such as fraud, filing a voluntary petition for bankruptcy, or other acts, there is an exception to the non-recourse nature of such indebtedness under which the Fund would become liable for the repayment of the indebtedness in whole or in part.

Amount or Frequency of Distribution
The amount of distributions that the Fund may pay is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with Subchapter M of the Code. See Section XXVI – “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described herein. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.
Lack of Sufficient Investment Opportunities; Competition for Access to Investment Opportunities
The business of identifying, structuring and completing attractive investments is highly competitive and involves a high degree of uncertainty. It is possible that the Fund will never be fully invested if enough sufficiently attractive investments are not identified.
The Fund may compete for investments with other investment funds (including registered investment companies, private credit funds, private equity funds and other alternative investment funds) and other entities with similar investment objectives, including those affiliated with the Adviser or its affiliates, third party strategic industry acquirers, institutional investors (such as sovereign wealth funds), private equity and debt investors and credit vehicles. As a result of these market participants, competition for investment opportunities is strong and may intensify. Many of the Fund’s competitors are larger and have greater financial, technical, and marketing resources than it does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments than the Fund or the Adviser. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do.
The Fund may lose investment opportunities if it does not match competitors’ pricing, terms, and investment structure criteria. If the Fund chooses to match these competitors’ investment terms criteria, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors in its target market could force the Fund to accept less attractive investment terms. The competitive pressures the Fund and the Adviser face, and the manner in which the Fund and the Adviser react or adjust to competitive pressures, may have a material adverse effect on the business, financial condition, results of operations, investment returns, leverage ratio, effective yield on investments and cash flows of the Fund. As a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time. Also, the Adviser may not be able to identify and make investments that are consistent with the Fund’s investment objective.
In addition, certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however; unregistered funds also managed by the Adviser are not prohibited from the same transactions. The 1940 Act also imposes significant limits on co-investments with affiliates of the Fund. Affiliates of the Adviser and the Fund intend to apply for the Co-Investment Exemptive Order to permit the Fund to co-invest alongside its affiliates in privately negotiated investments.  If the order is approved, Co-Investments made under the Co-Investment Exemptive Order will be subject to compliance with certain conditions and other requirements, which could limit the Fund’s ability to participate in a co-investment transaction. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. Section XXIII – “Conflicts of Interest” and “Risks Relating to Conflicts of Interest” below further discuss how allocation of investment opportunity presents risks that the Fund may never be fully invested. In addition, the time and resources that the Adviser devotes to the Fund may be diverted, and during times of intense activity in other investment programs it may devote less time and resources to the Fund than is necessary or appropriate. In addition, the Fund may compete with any investment entity also managed by the Adviser or its affiliates for the same investors and investment opportunities.
Drawdown Risks
Until the Final Drawdown Date, Shareholders will be obligated to fund capital calls to purchase Shares based on their Capital Commitment. To satisfy such obligations, Shareholders may need to maintain a substantial portion of their Capital Commitments in assets that can be readily converted to cash. Failure by a Shareholder to timely fund its Capital Commitment may result in some of its Shares being forfeited or subject the Shareholder to other remedies available to the Fund, as set forth in further detail in the Subscription Agreement. Failure of a Shareholder to contribute its Capital Commitments could also cause the Fund to be unable to realize its investment objective. A default by a substantial number of Shareholders or by one or more Shareholders that have made substantial Capital Commitments would limit the Fund’s opportunities for investment or diversification and would likely reduce Fund returns.

Shareholder Default Risks
The Subscription Agreement provides for significant adverse consequences in the event a Shareholder defaults on its Capital Commitment to the Fund. In addition to losing its right to participate in future Drawdowns, a Defaulting Shareholder may be forced to transfer its Shares to a third party for a price that is less than the NAV of such Shares.
Non-Diversification Risk
The Fund intends to operate as a “non-diversified” management investment company for purposes of the 1940 Act, which means it will not be subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund may invest in relatively few industries or issuers. To the extent that the Fund holds large positions in a small number of issuers, or within a particular industry, the Fund’s NAV may be subject to greater fluctuation. The Fund also may be more susceptible to any single economic or regulatory occurrence or a downturn in particular industry. Notwithstanding the foregoing, the Fund may, from time to time, in the future, be considered a diversified management investment company pursuant under the 1940 Act.
Risks Related to the Fund’s Investments
Liquidity of Investments Risk
The Fund may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous price or in a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices.
The Fund expects to invest in investments that are subject to legal or other restrictions on transfer or for which no liquid market exists. The Fund also may purchase securities eligible for resale under Rule 144A under the 1933 Act. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities held by the Fund become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable.
The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (“OTC”) markets. Restricted investments may sell at a price lower than similar investments that are not subject to restrictions on resale.
Because of valuation uncertainty, the fair values of such illiquid investments reflected in the NAV of the Fund attributable to such investment may not necessarily reflect the prices that would actually be obtained by the Fund when such investments are realized. If the realization occurs at a price that is significantly lower than the NAV attributable to such investment, the Fund will suffer a loss. Moreover, securities in which the Fund may invest include those that are not listed on a stock exchange or traded in an over-the-counter market. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. The size of the Fund’s position may magnify the effect of a decrease in market liquidity for such instruments. Changes in overall market leverage, deleveraging as a consequence of a decision by the counterparties with which the Fund enters into repurchase/reverse repurchase agreements or derivative transactions to reduce the level of leverage available, or the liquidation by other market participants of the same or similar positions, may also adversely affect the Fund’s portfolio.

Layering of Fees
The Fund may invest in other Underlying Funds.  As a result, each Underlying Fund will have operating expenses for which the Shareholders in the Fund will be charged indirectly.  Each Underlying Fund will likely be obligated to pay management fees, investment advisory fees, offering and organizational expenses, and other expenses.  The Fund will incur, directly or indirectly through its investment in an Underlying Fund, substantial charges for management fees and certain profit allocations or carried interest to the manager of the Underlying Fund and, as noted herein, certain of such fees and other amounts may be charged to the Shareholders as a Fund expense.  Aggregate Fund expenses may constitute a higher percentage of net assets than in other investment vehicles which do not use a multi-layered fund approach.
Fund Will Not Have Controlling Positions
The Fund generally will be unable to exercise a direct controlling influence over the management and operations of the issuer of any portfolio investment.  Because the Fund will have non-controlling interests in the companies and assets in which it invests, the Fund will be significantly reliant on the existing management, lead investors, and boards of directors of such companies and assets, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may conflict with those of the Fund.  There can be no assurance that the existing management team, or any successor, of an issuer of a portfolio investment will be able to operate such company in accordance with the Fund’s plans or expectations.
Need for Follow-On Investments
Following its initial investment in a given underlying investment, the Fund may decide to provide additional funds to such underlying portfolio investment or may have the opportunity to increase its investment.  There is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient funds to make all or any of such investments.  Any decision by the Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a underlying portfolio investment, (ii) may result in a lost opportunity for the Fund to increase its participation in a successful investment, or (iii) may result in a loss of certain anti-dilution protection.
Underlying Fund Manager Fraud or Other Deceptive Practices
The reputations of the Fund and the Adviser are critical to maintaining and developing relationships with the Fund’s investors and third parties with whom the Fund and the Adviser do business.  In recent years, there have been several highly publicized cases involving fraud, conflicts of interest, and other misconduct by individuals in the financial services industry.  There is a risk that instances of fraud or other deceptive practices committed by Underlying Fund managers or by senior management of portfolio companies in which the Fund invests, may undermine the due diligence efforts with respect to the Fund’s portfolio investments and Underlying Fund managers, and if such fraud is discovered, it may negatively affect the valuation of the Fund’s portfolio investments.  In addition, when discovered, financial fraud may contribute to overall market volatility that can negatively impact the Fund’s investment program, and strategies.  It is not always possible to deter or detect Underlying Fund manager fraud or misconduct by others, and the precautions the Adviser takes to detect and prevent these activities may not be effective in all cases.  As a result, instances of fraud committed by Underlying Fund managers and others could result in poorer than expected performance by the Fund and its underlying portfolio investments and may have a material adverse effect on the Fund’s reputation and business.
Legal Forms of Portfolio Investments
The underlying portfolio investments of the Fund may be organized in various legal forms, including but not limited to partnerships, corporations, limited liability companies, unit trusts, and separately managed accounts.  These differences in legal forms may have differing impacts on the liabilities the Fund may incur in relation to its underlying portfolio investments.
Risks Regarding Financial Estimates
Any projections, forecasts, and estimates contained herein are forward looking statements and are based upon certain assumptions that the Fund and Adviser consider reasonable.  Projections are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.  Accordingly, the projections are only an estimate.  Actual results may vary from the projections, and the variations may be material.  The inclusion of estimates and projections herein should not be regarded as a representation by the Fund, the Adviser, or any of their respective affiliates or any other person or entity of the results that will actually be achieved by the Fund.

Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, the conflict between Russia and Ukraine and other economic disruptions, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
High-Yield Securities
The Fund may invest in unrated and “below investment grade” loans, securities and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings (also known as “high-yield” or “junk” bonds). These loans, securities and obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and securities in which the Fund invests may be less than investment grade or unrated. The level of analytical sophistication, both financial and legal, necessary for successful investment in unrated and below investment grade loans, securities or companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any enforcement of remedies, restructuring, reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the Fund adequately for the risks assumed.
Risks Related to Investments in Loans
The Fund may invest in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser to collateralize an underlying loan can be realized upon liquidation, nor can there be any assurance that any such collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchasers if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
The portfolio may include first lien senior secured, second and third lien loans and any other loans.
The Adviser considers a range of default and loss scenarios at an investment level and typically aggregates those losses to a portfolio level, considering those losses relative to the loan-to-value of an investment. While the Adviser focuses on credit default risk relative to the ultimate value of an investment at maturity, it also considers the potential impact of changes in defaults on the market price for any investments.
Covenant-Lite Loans
Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Secured Loans Risk
The factors affecting an issuer’s secured leveraged loans, and its overall capital structure, are complex. Some secured loans may not necessarily have priority over all other debt of an issuer. For example, some secured loans may permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the company), or involve secured loans only on specified assets of an issuer (e.g., excluding real estate). Issuers of secured loans may have two tranches of secured debt outstanding each with secured debt on separate collateral. Furthermore, the liens referred to herein generally only cover domestic assets and non-U.S. assets are not included (other than, for example, where a borrower pledges a portion of the stock of first-tier non-U.S. subsidiaries). In the event of a filing by an issuer under Chapter 11 of the United States Code, as amended (the “Bankruptcy Code”), the Bankruptcy Code authorizes the issuer to use a creditor’s collateral and to obtain additional credit by grant of a priority lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection,” which may but need not always consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of priority liens on the Fund’s collateral would adversely affect the priority of the liens and claims held by the Fund and could adversely affect the Fund’s recovery on the affected loans.
Any secured debt is secured only to the extent of its lien and only to the extent of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk. Although the amount and characteristics of the underlying assets selected as collateral may allow the Fund to withstand certain assumed deficiencies in payments occasioned by the borrower’s default, if any deficiencies exceed such assumed levels or if underlying assets are sold, it is possible that the proceeds of such sale or disposition will not be equal to the amount of principal and interest owing to the Fund in respect of its investment.
Further, loans may become non-performing for a variety of reasons. Upon a bankruptcy filing by an issuer of debt, the Bankruptcy Code imposes an automatic stay on payments of its prepetition debt. Non-performing debt obligations may require substantial workout negotiations, restructuring or bankruptcy filings that may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write-down of the principal of a loan or conversion of some or all of the debt to equity. If an issuer were to file for Chapter 11 reorganization, the Bankruptcy Code authorizes the issuer to restructure the terms of repayment of a class of debt even if the class fails to accept the restructuring as long as the restructured terms are “fair and equitable” to the class and certain other conditions are met.
Secured credit facilities may be syndicated to a number of different financial market participants. The documentation governing the facilities typically requires either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the credit, such as waivers, amendments, or the exercise of remedies. In addition, voting to accept or reject the terms of a restructuring of a credit pursuant to a Chapter 11 plan of reorganization is done on a class basis. As a result of these voting regimes, the Fund may not have the ability to control any decision in respect of any amendment, waiver, exercise of remedies, restructuring or reorganization of debts owed to the Fund.
Secured loans are also subject to other risks, including (i) the possible invalidation of a debt or lien as a “fraudulent conveyance,” (ii) the possible invalidation as a “preference” of liens perfected or recovery by a bankrupt borrower of debt payments made in the 90 calendar days before a bankruptcy filing, (iii) equitable subordination claims by other creditors, (iv) so-called “lender liability” claims by the issuer of the obligations, and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Recent decisions in bankruptcy cases have held that a secondary loan market participant can be denied a recovery from the debtor in a bankruptcy if a prior holder of the loans either received and does not return a preference or fraudulent conveyance or engaged in conduct that would qualify for equitable subordination.
First Lien Senior Secured Loans
It is expected that when the Fund makes a senior secured term loan investment in an issuer, it will generally take a security interest in substantially all of the available assets of the issuer, including the equity interests of its domestic subsidiaries, which the Fund expects to help mitigate the risk that it will not be repaid. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the issuer to raise additional capital, and, in some circumstances, the Fund’s lien could be subordinated to claims of other creditors. In addition, deterioration in an issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that it will be able to collect on the loan should it be forced to enforce its remedies.

Second Lien Senior Secured Loans and Junior Debt Investments
Second and third lien loans are subject to the same investment risks generally applicable to senior loans described above. The Fund’s second lien senior secured loans will be subordinated to first lien loans and the Fund’s junior debt investments, such as mezzanine loans, generally will be subordinated to both first lien and second lien loans and have junior security interests or may be unsecured. As such, to the extent the Fund holds second lien senior secured loans and junior debt investments, holders of first lien loans may be repaid before the Fund in the event of a bankruptcy or other insolvency proceeding. Therefore, second and third lien loans are subject to additional risk that the cash flow of the related obligor and the property securing the second or third lien loan may be insufficient to repay the scheduled payments to the lender after giving effect to any senior secured obligations of the related obligor. This may result in an above average amount of risk and loss of principal. Second and third lien loans are also expected to be more illiquid than senior loans.
Investments in subordinated debt involve greater credit risk of default and loss than the more senior classes or tranches of debt in an issuer’s capital structure. Subordinated tranches of debt instruments (including mortgage-backed securities) absorb losses from default before other more senior tranches of such instruments, which creates a risk particularly if such instruments (or securities) have been issued with little or no credit enhancement or equity. To the extent the Fund invests in subordinate debt instruments (including mortgage-backed securities), the Fund would likely receive payments or interest distributions after, and must bear the effects of losses or defaults on, the senior debt (including underlying mortgage loans, senior mezzanine debt or senior commercial mortgage-backed securities bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer. The Fund’s investments will be affected, where applicable, by (i) the relative payment priorities of the respective classes of instruments or securities issued by portfolio companies (or affiliates thereof), (ii) the order in which the principal balances of such respective classes with balances will be reduced in connection with losses and default-related shortfalls, and (iii) the characteristics and quality of the underlying loans in the Fund.
Unsecured Loans
Unsecured loans are subject to the same investment risks generally applicable to loans described above but are subject to additional risk that the assets and cash flow of the related obligor may be insufficient to repay the scheduled payments to the lender after giving effect to any secured obligations of the obligor. Unsecured loans will be subject to certain additional risks to the extent that such loans may not be protected and such loans are not secured by collateral, financial covenants or limitations upon additional indebtedness. Unsecured loans are also expected to be a more illiquid investment than senior loans for this reason.
Second Priority Liens
Certain debt investments that the Fund makes in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then the Fund, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.
The rights the Fund may have with respect to the collateral securing the debt investments it makes to its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected.

Other Risks Related to Loans
Under the agreements governing most syndicated loans, should a holder of an interest in a syndicated loan wish to call a default or exercise remedies against a borrower, it could not do so without the agreement of at least a majority of the other lenders. Actions could also be taken by a majority of the other lenders, or in some cases, a single agent bank, without the consent of all lenders. Each lender would nevertheless be liable to indemnify the agent bank for its ratable share of expenses or other liabilities incurred in such connection and, generally, with respect to the administration and any renegotiation or enforcement of the syndicated loans. Moreover, an assignee or participant in a loan may not be entitled to certain gross-up payments in respect of withholding taxes and other indemnities that otherwise might be available to the original holder of the loan.
Furthermore, the Adviser may invest a portion of the Fund’s assets in bank loans and participations. The special risks associated with these obligations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality and (iii) limitations on the ability of the Fund or the Adviser to directly enforce its rights with respect to participations. The Adviser will seek to balance the magnitude of these and other risks identified by it against the potential investment gain prior to entering into each such investment. Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Fund. Bank loans are frequently traded on the basis of standardized documentation which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority which monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement may be delayed based on the actions of any third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Fund.
In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to a borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund could be subject to allegations of lender liability.
The Fund may acquire interests in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. In purchasing participations, the Fund typically will not have the right to vote on matters requiring a vote of holders of the underlying debt and may have no right to enforce compliance by the borrower with the terms of the loan agreement, or any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, if the Fund were to hold a participation, it would assume the credit risk of both the borrower and the institution selling the participation to the Fund. In certain circumstances, investing in the form of participation may be the most advantageous or only route for the Fund to make or hold any such investment, including in light of limitations relating to local laws or the willingness of administrative agents or borrowers to allow the Fund to become a direct lender.
Mezzanine Debt Risk
Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.
Whole Loan Securitizations
The Fund may invest in diversified portfolios of cash-flowing assets or receivables or securitize one or more loans. Securitizing such loan or loans typically involves the creation of a wholly owned entity, the contribution of such loan or pool of loans to the entity and the issuance by the entity of securities or tranched loans to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. The Fund generally expects to retain all or a portion of the equity in any such securitized loan or pool of loans and its retained equity would be exposed to any losses on such loans before any of the debt securities would be exposed to such losses. The Adviser and its affiliates will often be in a position to determine whether assets should be placed into a whole loan securitization or whether the Fund and other clients should acquire such loans or other instruments directly, which can also create the potential for conflicts of interest as the Adviser and its affiliates manage other clients with investment guidelines that do not permit such other clients to invest in whole loan securitizations. There can be no assurance that the Adviser will determine to seek to securitize assets in a manner that ensures that the Fund will be eligible to participate (or that such securitization will occur successfully) and the Adviser is permitted to make different determinations in good faith whether to seek to securitize certain assets which determination may differ from determinations to not securitize similar assets.

Non-Standard or Esoteric Credit Risk
The Fund may invest its assets in “alternative investments,” which include non-traditional debt investments and smaller segments of the debt markets, also known as niche or esoteric debt products. Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. An investment in alternative investment products is speculative, involves substantial risks, and should not constitute a complete investment program.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure, digital infrastructure, datacenters, railcar, and aviation, shipping assets, other transportation and storage assets, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
Real Estate Investments Risk
Investing in real estate and real estate-related instruments is subject to cyclicality and other uncertainties. The cyclicality and leverage associated with real estate and real estate-related investments have historically resulted in periods, including significant periods, of adverse performance, including performance that may be materially more adverse than the performance associated with other investments. The Fund’s real estate-related investments are secured by or otherwise relate to properties of varying types, geographic locations, owners, tenants and other factors which could make such investments susceptible to particular types of risks relating to such factors, including local economy, real estate market conditions, special hazards and competition. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
The Fund’s performance is subject to risks incident to the ownership of residential and commercial real estate, including without limitation, the burdens of ownership of real property; inability to collect rents from tenants due to financial hardship, including bankruptcy; changes in local real estate conditions in the markets in which the Fund invests; changes in consumer trends and preferences that affect the demand for products and services offered by the relevant tenants; inability to lease or sell properties upon expiration or termination of existing leases; environmental risks related to the presence of hazardous or toxic substances or materials on the relevant properties; the subjectivity of real estate valuations and changes in such valuations over time; the illiquid nature of real estate compared to other financial assets; changes in laws and governmental regulations, including those governing real estate usage and zoning; changes in interest rates and the availability of financing; and changes in the general economic and business climate. The occurrence of any of the risks described above may cause the value of the Fund’s real estate investments to decline, which could materially and adversely affect the Fund.
Alternative and Renewable Energy Investment Risks
The success of the alternative and renewable energy projects in which the Fund may invest or lend against will often depend, to a significant degree, on the availability of rebates, tax credits and other financial incentives and government policies affecting the purchase and use of energy generated from solar, wind and other alternative and renewable resources, changes in which could reduce the demand for these services and impair margins. Such changes can occur with little advance warning and opportunities to mitigate the consequences in any single jurisdiction may be limited. Investments in alternative and renewable energy projects face the risk that the current incentives will expire or become modified in the future, thereby adversely affecting existing projects, economic performance and future potential for growth in this area. Negative changes to global political and economic conditions can impact the alternative and renewable energy industry. The success of investments in, or loans against, alternative and renewable energy projects is dependent on market growth in the alternative and renewable energy industry. A drop in the retail price of conventional energy or non-renewable energy sources may negatively impact the returns on such investments or loans. The demand for alternative and renewable energy systems, services and products depends in part on the price of conventional energy, which affects returns on investment and on loans resulting from the purchase of alternative and renewable energy. Fluctuations in economic and market conditions that impact the prices of conventional and non-renewable energy sources, such as decreases in the prices of oil and other fossil fuels, could cause the demand for alternative and renewable energy systems, services and products to decline, which would have a negative impact on investments in, and on loans against, alternative and renewable energy projects. Changes in utility electric rates could also have a negative effect on the return on such investments or loans.

Structured Investments Risk
The Fund may invest in structured products, including, structured notes, credit-linked notes, equipment trust certificates, collateralized mortgage obligations (“CMOs”), collateralized bond obligations, CLOs, collateralized debt obligations (“CDOs”) or other ABS or similar instruments.
Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of special risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, and the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.
Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.
Collateralized Debt Obligations
The Fund may invest in CDOs and CDO portfolios that may consist of CLO equity, multi-sector CDO equity, trust preferred CDO equity and CLO mezzanine debt. CDOs are subject to credit, liquidity and interest rate risks. The CDO equity purchased by the Fund will most likely be unrated or non-investment grade, which means that a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the related issuer or obligor to make payments of principal or interest. Such investments may be speculative. In addition, as a holder of CDO equity, the Fund will have limited remedies available upon the default of the CDO.
The value of the CDOs owned by the Fund generally will fluctuate with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CDO (“CDO Collateral”), general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Consequently, holders of CDOs must rely solely on distributions on the CDO Collateral or proceeds thereof for payment in respect thereof. If distributions on the CDO Collateral are insufficient to make payments on the CDOs, no other assets will be available for payment of the deficiency and following realization of the CDOs, the obligations of such issuer to pay such deficiency generally will be extinguished.
The performance of CDOs will be adversely affected by macroeconomic factors, including (i) general economic conditions affecting capital markets and participants therein, (ii) the economic downturns and uncertainties affecting economies and capital markets worldwide, (iii) concern about financial performance, accounting and other issues relating to various publicly traded companies and (iv) changes in accounting and reporting standards and bankruptcy legislation.
Issuers of CDOs may acquire interests in loans and other debt obligations by way of sale, assignment or participation. The purchaser of an assignment typically becomes a lender under the credit agreement with respect to the loan or debt obligation; however, its rights can be more restricted than those of the assigning institution. In purchasing participations, an issuer of CDOs will usually have a contractual relationship only with the selling institution, and not the borrower. The CDO generally will have neither the right directly to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, nor have the right to object to certain changes to the loan agreement agreed to by the selling institution. The CDO may not directly benefit from the collateral supporting the related loan and may be subject to any rights of set-off the borrower has against the selling institution. In addition, in the event of the insolvency of the selling institution, under the laws of the United States and the states thereof, the CDO may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the loan. Consequently, the CDO may be subject to the credit risk of the selling institution as well as of the borrower.
Further, CDOs (particularly the subordinated interests) may provide that, to the extent funds are not available to pay interest, such interest will be deferred or paid “in kind” and added to the outstanding principal balance of the related security. Generally, the failure by the issuer of a CDO to pay interest in cash does not constitute an event of default as long as a more senior class of CDOs of such issuer is outstanding and the holders of CDOs that have failed to pay interest in cash (including the Fund) will not have available to them any associated default remedies.
The manager of a CDO is typically not under any obligation to share any investment opportunity, idea or strategy with the issuer of the CDO or with CDO trancheholders. As a result, a manager of a CDO may compete with the issuer of a CDO or with CDO tranche-holders for appropriate investment opportunities and will be under no duty or obligation to share such investment opportunities. Furthermore, a manager of a CDO, its agents and advisors and their respective affiliates, investment partnerships and clients may invest in securities that are senior to, or have interests different from or adverse to, the securities owned or entered into by the CDO. In addition, a manager of a CDO who also holds one or more debt or equity tranches of the CDO may not act in accordance with the best interests at the CDO as a whole and instead, may act in a manner designed to favor its particular economic interests as CDO holder.

Collateralized Loan Obligations
In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.
In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.
In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.
Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the Fund’s investments in CLOs is subject to the accuracy of representations made by the underlying borrowers. In addition, the Fund is subject to the risk that the systems used by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.
To the extent underlying default rates with respect to the securities in which the Fund invests occur or otherwise increase, the performance of the Fund’s investments may be adversely affected. The rate of defaults and losses on debt instruments will be affected by a number of factors, including global, regional and local economic conditions in the area where the borrower operates, the financial circumstances of the borrower as well as the general market conditions. A decline in global markets (or any particular sub-market thereof) may result in higher delinquencies and/or defaults as borrowers may not be able to repay or refinance their outstanding debt obligations when due for a variety of reasons, which may adversely affect the performance of the Fund’s investments.
CLOs typically will have no significant assets other than the assets underlying such CLOs, including secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.
The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s returns.
Issuers may be subject to management, administration and incentive or performance fees. Payment of such additional fees will adversely impact on the returns achieved by the Fund.
The Fund may hold securities that are in a first loss or subordinated position with respect to realized losses on the collateral of its issuers. The leveraged nature of CLOs, in particular, magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans, which are subject to credit, liquidity and interest rate risk.
The Fund’s investments and the assets that collateralize them may prepay more quickly than expected and have an impact on the value of the Fund. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased re-investment risk, as the Fund or a CLO collateral manager might realize excess cash from prepayments earlier than expected. If the Fund or a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce net income and the fair value of that asset.

The Fund is expected to rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on investments, as the Fund may not be provided with information on a timely basis in order to take appropriate measures to manage its risks. The Fund is also expected to rely on CLO collateral managers to act in the best interests of a CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of investments.
There could in the future be circumstances when uncertainty exists with respect to the roles of certain parties in respect of the Fund’s issuers. Various issues may arise for which there may not be a clear answer in the transaction documents of such issuers, such as, for example only, whether the trustee is obligated to actively search for breaches of representations and warranties, whether holders of the issuer should be allowed access to all deal documents and whether principal forgiveness should be treated as a realized loss. The manner in which these open issues are resolved, specifically those which impact the receipt and allocation of underlying cash flows and losses, could adversely impact the Fund’s current and future investments in issuers.
The failure of servicers to effectively service the loans underlying certain of the investments in the Fund would materially and adversely affect the Fund. Most securitizations of loans require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. If servicers are not vigilant in encouraging borrowers to make their monthly payments, the borrowers may be far less likely to make these payments, which could result in a higher frequency of default. If servicers take longer to liquidate non-performing assets, loss severities may tend to be higher than originally anticipated. The failure of servicers to effectively service the receivables underlying certain assets in the Fund’s investments could negatively impact the value of its investments and its performance. Servicer quality is of prime importance in the default performance of certain personal loans. Servicers may go out of business which would require a transfer of servicing to another servicer. Such transfers take time and loans may become delinquent because of confusion or lack of attention. Servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss to the trust may be greater than the outstanding principal balance of that loan (greater than 100% loss severity). For securitizations with corporate loans, the collateral manager’s role in reinvestment of principal amortization in performing credits and with respect to loans that default, as well as its ability to actively manage the portfolio through trading, will have a significant impact on the value of the underlying collateral and the performance of its securitization. If the collateral manager reinvests proceeds into loans which then default, does not sell loans before such loans default close to the original purchase price or does not effectively contribute to a restructuring process to maximize value of the loan the securitization owns, the collateral manager could materially and adversely impact the Fund’s investments.
The Fund’s investment strategy with respect to certain investments (or types of investments) may be based, in part, upon the premise that interests in issuers and/or an issuer’s underlying collateral that are otherwise performing may from time to time be available for participation by the Fund at “discounted” rates or at “undervalued” prices. Purchasing debt instruments and/or other interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Fund invests may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale. It may not be possible to predict such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the collateral assets underlying debt instruments in which the Fund invests.
The fair value of investments may be significantly affected by changes in interest rates. Investments in senior-secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Fund’s cash flow, fair value of its assets and operating results.
The senior-secured loans underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have floors based on the Secured Overnight Financing Rate (“SOFR”) or another reference rate, there may not be corresponding increases in investment income constraining distributions to investors in these CLOs. CLOs typically obtain financing at a floating rate based on SOFR or another reference rate.
CLOs are typically actively managed by an investment manager, and as a result the interests therein are traded, subject to credit rating agency and other constraints, by such investment manager. The aggregate return on the CLO equity securities will depend in part upon the ability of each investment manager to actively manage the issuer’s portfolio of assets. Additionally, CLOs may be negatively impacted by rating agency actions, and if the securities issued by, or the portfolio securities of, a CLO are downgraded, the Fund’s investment may decline in value. It is possible that an affiliate of the Fund may participate (in certain instances) in the review and approval of the initial collateral selection of the Fund’s issuers as well as any collateral additions to the portfolio. In times of market stress, valuation of CLO securities may reflect wide bid-ask spreads from numerous valuation sources and be subject to good faith valuations. However, the exercise of control over an issuer could expose the assets of the Fund to claims by such issuer, its investors and its creditors. While the Adviser intends to manage the Fund in a manner that will minimize the exposure of these risks, the possibility of successful claims cannot be precluded.
Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Interest Rate Risk
The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s ability to make investments, the value of its investments and its ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund’s investment objectives and its rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs.
During periods of falling interest rates, payments under the floating rate debt instruments that the Fund holds would generally decrease, resulting in less revenue to the Fund. In the event of a sharply rising interest rate environment, such as during 2022 and 2023, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.
Investments in Middle-Market Companies
Investments in middle-market companies such as those that the Fund may invest in, while often presenting greater opportunities for growth, may also entail larger risks than are customarily associated with investments in large companies. Middle-market companies may have more limited product lines, capitalization, markets and financial resources, and may be dependent on a smaller management group. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Furthermore, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which may make realizations of gains more difficult, by requiring sales to other private investors. In addition, the relative illiquidity of investments held by closed-end funds generally, and the somewhat greater illiquidity of closed-end fund investments in middle-market companies, could make it difficult for the Fund to react quickly to negative economic or political developments.
Private Placements Risk
In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.
Restricted Securities Risk
The Fund may invest in restricted securities. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. However, the Fund could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. Convertible subordinated units of master limited partnerships convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, convertible subordinated units typically are exchanged for common shares. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Fund’s ability to dispose of them and may lower the amount the Fund could realize upon their sale. To enable the Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration in order to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Shareholders.

Preferred Stock
Preferred stock generally has a preference as to dividends and upon the event of liquidation over an issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.
Equity Investments
The Fund may make select equity investments. In addition, in connection with debt investments we may make, the Fund on occasion may receive equity interests such as warrants or options as additional consideration. The equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.
Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles its holder to receive interest or a dividend until the convertible security matures or is redeemed or converted. Convertible securities generally: (i) have higher yields than the dividends on the underlying common stocks, but lower yields than non-convertible securities of a comparable duration; (ii) are less volatile in price than the underlying common stock due to their fixed-income characteristics; (iii) have a significant option component to their value which is directly impacted by the prevailing market volatility and interest rates; and (iv) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion feature) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase) as well as market volatility (with the conversion value increasing as market volatility increases). The credit standing of the issuer and other factors may also have an effect on investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases (as with an option) as the convertible security approaches maturity.
A convertible security may be subject to redemption at the option of the issuer. If a convertible security held by the Fund is called for redemption, the Fund will be required either to permit the issuer to redeem the security or convert it into the underlying common stock. Either of these actions could have an adverse effect on the value of the position.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. The Adviser is generally unable to predict the rate and frequency of such repayments. Whether a loan is called will depend both on the continued positive performance of the issuer and the existence of favorable financing market conditions that allow such issuer the ability to replace existing financing with less expensive capital. As market conditions change frequently, the Adviser will often be unable to predict when, and if, this may be possible for each of the Fund’s issuers. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Hedging Risk
The Fund may utilize financial instruments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of the Fund’s investment portfolio; (iii) facilitate the sale of any such investments; (iv) preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge the interest rate or currency exchange rate on any of the Fund’s liabilities or assets; (vi) protect against any increase in the price of any securities the Fund anticipates purchasing at a later date; or (vii) for any other reason that the Adviser deems appropriate.
While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it has not engaged in any such hedging transaction. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The success of the hedging strategy of the Fund is subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolios being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy is also subject to the Adviser’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner.
The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.
Derivatives Risks
The Fund may use various derivative instruments, such as options, futures, forwards, commodities, swaps and swaptions (including interest rate and credit default swaps). Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may, directly or indirectly, use various derivative instruments including options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes. The Fund may treat reverse repurchase agreements and similar financing transactions as derivatives. The Fund also may use derivative instruments for investment purposes and/or to approximate or achieve the economic equivalent of an otherwise permitted investment (as if the Fund directly invested in the securities, loans or claims of the subject portfolio company) or if such instruments are related to an otherwise permitted investment. The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, market risk, volatility risk, duration mismatch risk, correlation risk, counterparty risk, market liquidity risk, fund liquidity risk and legal and operational risk. When used for hedging or synthetic investment purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged or tracked may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss. Derivative instruments, especially when traded in large amounts by the Fund or other investors with a concentrated exposure, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses. Exchange-traded derivatives may experience increased settlement risk when trade volumes dramatically increase such that a futures commission merchant or options exchange may not be able to reconcile their positions in the ordinary course. This could cause a delay in calculation of the NAV of the Fund and result in losses. Derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Additionally, when a company defaults or files for protection from creditors (e.g., U.S. chapter 11 proceedings), the use of derivative instruments presents special risks associated with the potential imbalance between the derivatives market and the underlying securities market. In such a situation, physical certificates representing such securities may be required to be delivered to settle trades and the potential shortage of such actual certificates relative to the number of derivative instruments may cause the price of the actual certificated debt securities to rise, which may adversely affect the holder of such derivative instruments. The risk of nonperformance by the counterparty on such an instrument may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange traded instrument. The stability and liquidity of derivative investments depend in large part on the creditworthiness of the parties to the transactions. If there is a default by the counterparty to such a transaction, the Fund will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in a loss to the Fund. Furthermore, there is a risk that any of such counterparties could become insolvent. It should be noted that in purchasing derivative instruments, the Fund typically will not have the right to vote on matters requiring a vote of holders of the underlying investment. Moreover, derivative instruments, and the terms relating to the purchase, sale or financing thereof, are also typically governed by complex legal agreements. As a result, there is a higher risk of dispute over interpretation or enforceability of the agreements. It should also be noted that the regulation of derivatives is evolving in the United States and in other jurisdictions and is expected to increase, which could impact the Fund’s ability to transact in such instruments and the liquidity of such instruments. The Adviser may cause the Fund to take advantage of investment opportunities with respect to derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible. Any such investments may expose the Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Adviser determines to make such an investment.

Options and Futures Risk
The Fund may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.
The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of a call option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. In the sale of a put, losses may be significant and, in the sale of a call, losses can be unlimited.
The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.
Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or net payment for cash-settled contracts. Engaging in transactions in futures contracts involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. All terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the Adviser’s ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract. Futures contracts may be subject to price swings in daily settlements with exchanges and clearing houses.
Interest Rate Swaps Risk
The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
Short Sales Risk
The Fund may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.
The Fund may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.
Forward Contracts Risk
The Fund may invest in deliverable forward contracts and options thereon, which, unlike futures contracts, are not traded on exchanges, and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Deliverable forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. For example, there are no requirements with respect to record-keeping, financial responsibility or segregation of customer funds or positions. In contrast to exchange-traded futures contracts, interbank traded instruments rely on the dealer or counterparty being contracted with to fulfill its contract. As a result, trading in interbank non-U.S. exchange contracts may be subject to more risks than futures or options trading on regulated exchanges, including the risk of default due to the failure of a counterparty with which the Fund has forward contracts.
Although the Adviser seeks to trade with responsible counterparties, failure by a counterparty to fulfill its contractual obligation could expose the Fund to unanticipated losses. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high or low trading volume, political intervention or other factors. The imposition of credit controls by government authorities might also limit such forward (and futures) trading to less than that which the Adviser would otherwise recommend, to the possible detriment of the Fund. The CFTC regulates non-deliverable forwards (including deliverable forwards where the parties do not take delivery). Changes in the forward markets may entail increased costs and result in burdensome reporting requirements. There is currently no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded.

Highly Volatile Markets; Foreign Exchange Risk
Price movements of forwards, futures, derivative contracts and other financial instruments in which the Fund’s assets may be invested can be highly volatile and are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene in certain markets, directly and by regulation, particularly in currencies, futures and options. Such intervention is often intended to directly influence prices and may, together with other factors, cause some or all of these markets to move rapidly in the same direction. The effect of such intervention is often heightened by a group of governments acting in concert.
Counterparty Risk
The Fund is exposed to the risk that third parties that may owe the Fund, or its issuers, money, securities or other assets will not perform their obligations. These parties include trading counterparties, clearing agents, exchanges, clearing houses, custodians, prime brokers, administrators and other intermediaries. These parties may default on their obligations to the Fund or its issuers, due to bankruptcy, lack of liquidity, operational failure or other reasons.
This risk may arise, for example, from entering into swap or other derivative contracts under which counterparties have long-term obligations to make payments to the Fund or its issuers, or executing securities, futures, currency or commodity trades that fail to settle at the required time due to non-delivery by the counterparty or systems failure by clearing agents, exchanges, clearing houses or other intermediaries. Also, any practice of rehypothecation of securities of the Fund or its issuers held by counterparties could result in the loss of such securities upon the bankruptcy, insolvency or failure of such counterparties. In addition, any of the Fund’s cash held with a prime broker, custodian or counterparty may not be segregated from the prime broker’s, custodian’s or counterparty’s own cash, and the Fund therefore may rank as an unsecured creditor in relation thereto. The inability to recover the Fund’s assets could have a material impact on the performance of the Fund. The consolidation and elimination of counterparties resulting from the disruption in the financial markets has generally increased the concentration of counterparty risk and has decreased the number of potential counterparties.
Risks of Certain Non-U.S. Investments
The Fund may invest a portfolio of its assets outside of the U.S. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflations, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (x) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xi) political hostility to investments by foreign or private investment fund investors; and (xii) less publicly available information.
In addition, the Fund’s investments in the debt of issuers located in certain non-U.S. jurisdictions may be adversely affected as a result of the ownership or control of an equity stake in such issuers by the Adviser and/or its affiliates.
For example, in certain circumstances, the Fund could be subject to German “equity substitution rules” (similar to equitable subordination in the United States) if an issuer in which the Fund holds a debt investment and in which the Adviser and/or its affiliates holds an equity investment was to become insolvent. In such case, among other things, (i) the Fund may not be able to enforce its rights with respect to collateral, if any, (ii) the debt held by the Fund may be subordinated and (iii) the receiver may be entitled to reclaim amounts paid to the Fund within one year of the filing for commencement of insolvency proceedings or thereafter. The laws of other non-U.S. jurisdictions in which the Fund may seek to invest may have rules similar to Germany’s “equity substitution rules” discussed above, and the consequences to the Fund with respect to such rules may be more or less severe. Moreover, additional laws and regulations in non-U.S. jurisdictions in which the Fund may invest may affect the Fund’s investments in such jurisdictions in a manner that differs adversely from the results that would occur under U.S. laws and regulations applied to similar facts.
Additionally, the Fund may be less influential than other market participants in jurisdictions where it or the Adviser do not have a significant presence. The Fund may be subject to additional risks, which include possible adverse political and economic development, possible seizure or nationalization of non-U.S. deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Furthermore, some of the securities may be subject to brokerage taxes levied by governments, which has the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. While the Adviser intends, where deemed appropriate, to seek to manage the Fund in a manner that will minimize exposure to the foregoing risks and will take these factors into consideration in making investment decisions for the Fund, there can be no assurance that adverse developments with respect to such risks will not adversely affect the assets of the Fund that are held in certain countries.

Foreign Currency Risks
A portion of the Fund’s investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies.
General European and Global Economic Condition Risks
The success of the Fund’s investment activities could be affected by general economic and market conditions in Europe and in the rest of the world, as well as by changes in applicable laws and regulations (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset re-investment, resource self-sufficiency and national and international political and socioeconomic circumstances in respect of the European and other non-U.S. countries in which the Fund may invest. These factors will affect the level and volatility of securities prices and the liquidity of the Fund’s investments, which could impair the Fund’s profitability or result in losses. General fluctuations in the market prices of securities and interest rates may affect the Fund’s investment opportunities and the value of its investments. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets; the larger the positions, the greater the potential for loss. Declines in the performance of national economies or the credit markets in certain jurisdictions have had a negative impact on general economic and market conditions globally, and as a result, could have a material adverse effect on the Fund’s business, financial condition and results of operations.
The Adviser’s financial condition may be adversely affected by a significant general economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Adviser’s businesses and operations (including those of the Fund). A recession, slowdown and/or sustained downturn in the global economy (or any particular segment thereof) could have a pronounced impact on the Fund and could adversely affect the Fund’s profitability, impede the ability of the Fund’s portfolio companies to perform under or refinance their existing obligations and impair the Fund’s ability to effectively deploy its capital or realize its investments on favorable terms.
In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could result in problems in one country adversely affecting regional and even global economic conditions and markets. For example, concerns about the fiscal stability and growth prospects of certain European countries in the last economic downturn had a negative impact on most economies of the Eurozone and global markets and the current ongoing conflict between Russia and Ukraine and the conflict and escalating tensions in the Middle East could have a negative impact on those countries and others in those regions. The occurrence of similar crises in the future could cause increased volatility in the economies and financial markets of countries throughout a region, or even globally.
Change of Law Risk
Government counterparties or agencies may have the discretion to change or increase regulation of a portfolio investment’s operations or implement laws or regulations affecting the portfolio investment’s operations, separate from any contractual rights it may have. A portfolio investment also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such portfolio company. Governments have considerable discretion in implementing regulations and tax reform, including, for example, the possible imposition or increase of taxes on income earned by a portfolio company or gains recognized by the Fund on its investment in such portfolio company, that could impact a portfolio company’s business as well as the Fund’s return on investment with respect to such portfolio company.
Volatility of Commodity Prices
The performance of certain of the Fund’s investments, or the assets underlying certain of the Fund’s investments, may be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities (such as metals) and the differential between prices of specific commodities that are a primary factor in the profitability of certain conversion activities such as petroleum refining (“crack spread”) and power generation (“spark spread”). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for electricity or such other commodities; (ii) market uncertainty and the condition of various economies (including interest rates, levels of economic activity, the price of securities and the participation by other investors in the financial markets); (iii) political conditions in the United States and other project locations; (iv) the extent of domestic production and importation of oil, natural gas, natural gas liquids, coal or metals in certain relevant markets; (v) the foreign supply of oil, natural gas and metals; (vi) the prices of foreign imports; (vii) the level of consumer demand; (viii) the price and availability of alternative electric generation options; (ix) the price of steel and the outlook for steel production; (x) pandemics, wars, sanctions and weather conditions; (xi) the competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; (xii) the industry-wide or local refining, transportation or processing capacity for natural gas or transmission capacity for electric energy; (xiii) the effect of United States and non-U.S. federal, state and local regulation on the production, transportation and sale of electric energy and other commodities; (xiv) breakthrough technologies (such as improved storage or clean coal technologies) or government subsidies, tax credits or other support that allow alternative fuel generation projects to produce more reliable electric energy or lower the cost of such production compared to natural gas fueled electric generation projects; (xv) with respect to the price of oil, actions of the Organization of Petroleum Exporting Countries; or (xvi) the expected consumption of coking coal in steel production. While the Adviser will endeavor to take into account existing and anticipated future applicable greenhouse gas regulation in its investment decisions, changes in the regulation of greenhouse gases could impact an investment or make future investments undesirable.

Regulatory Approvals
The Fund may invest in portfolio companies believed to have obtained all material United States federal, state, local or non-U.S. approvals, if any, required as of the date thereof to acquire and operate their facilities. In addition, the Fund may be required to obtain the consent or approval of applicable regulatory authorities in order to acquire or hold certain ownership positions in portfolio companies. A portfolio company could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such portfolio company. For example, in the case of oil and gas drilling, handling and transportation, such activities are extensively regulated, and statutory and regulatory requirements may include those imposed by energy, zoning, environmental, health, safety, labor and other regulatory or political authorities. Moreover, additional regulatory approvals, including without limitation, renewals, extensions, transfers, assignments, reissuances or similar actions, may become applicable in the future due to a change in laws and regulations, a change in the companies’ customers or for other reasons. There can be no assurance that a portfolio company will be able to (i) obtain all required regulatory approvals that it does not have at the time of the Fund’s investment or that it may be required to have in the future; (ii) obtain any necessary modifications to existing regulatory approvals; or (iii) maintain required regulatory approvals. Delay in obtaining or failure to obtain and maintain in full force and effect any regulatory approvals, or amendments thereto, or delay or failure to satisfy any regulatory conditions or other applicable requirements could prevent operation of a facility or sales to or from third parties or could result in fines or additional costs to a portfolio company. Regulatory changes in a jurisdiction where a portfolio investment is located may make the continued operation of the portfolio investment infeasible or economically disadvantageous and any expenditures made to date by such portfolio investment may be wholly or partially written off. The locations of the portfolio investments may also be subject to government exercise of eminent domain power or similar events. Any of these changes could significantly increase the regulatory-related compliance and other expenses incurred by the portfolio investments and could significantly reduce or entirely eliminate any potential revenues generated by one or more of the portfolio investments, which could materially and adversely affect returns to the Fund.
Political and Societal Challenges
Energy and energy-related infrastructure projects may be subject to siting requirements. Siting of energy projects is also frequently subject to regulation by applicable state, county and local authorities. For example, proposals to site an energy plant or engage in drilling activities in a particular location may be challenged by a number of parties, including special interest groups based on alleged security concerns, disturbances to natural habitats for wildlife and adverse aesthetic impacts, including the common “not in my backyard” phenomenon. Concerns regarding some of the techniques used in the extraction of shale gas in order to enhance recovery, such as the use of natural gas hydraulic fracturing (also known as “fracking”) may also arise, which may require governmental permits or approvals and which have recently been the subject of heightened environmental concerns and public opposition in some jurisdictions (as more fully described below). The failure of any portfolio investment to receive, renew or maintain any required permits or approvals or any inability to satisfy any requirement of any permits or approvals may result in increased compliance costs, the need for additional capital expenditures or a suspension of project operations.
Environmental Matters
Environmental laws, regulations and regulatory initiatives play a significant role in the various industries and can have a substantial impact on investments in such industries. For example, global initiatives to minimize pollution have played a major role in the increase in demand for natural gas and alternative energy sources, creating numerous new investment opportunities. Conversely, required expenditures for environmental compliance have adversely impacted investment returns in a number of segments of the industry. The electric power industry will continue to face considerable oversight from environmental regulatory authorities and significant influence from non-governmental and special interest groups, and the Adviser will seek to evaluate carefully the expected impact of environmental compliance on all potential investments. The Fund may invest in portfolio companies that are subject to changing and increasingly stringent environmental and health and safety laws, regulations and permit requirements. There can be no guarantee that all costs and risks regarding compliance with environmental laws and regulations can be identified. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on portfolio companies or potential investments. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio companies will not cause injury to the environment or people under all circumstances or that the portfolio companies will not be required to incur additional unforeseen environmental expenditures. In particular, the oil and gas industry, for example, is subject to environmental hazards, such as oil spills, natural gas leaks and ruptures, discharges of petroleum products and hazardous substances and historic disposal activities. These environmental hazards could expose the Fund’s investments to material liabilities for property damages, personal injuries or other environmental harm, including costs of investigating and remediating contaminated properties. Moreover, failure to comply with any regulatory or legal requirements could have a material adverse effect on a portfolio company, and there can be no assurance that portfolio companies will at all times comply with all applicable environmental laws, regulations and permit requirements. Past practices or future operations of portfolio companies could also result in material personal injury or property damage claims. Any noncompliance with these laws and regulations could subject the Fund and its properties to material administrative, civil or criminal penalties or other liabilities. Certain environmental laws and regulations may require that an owner or operator of an asset address prior environmental contamination, which could involve substantial cost. Such laws and regulations often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release or presence of environmental contamination. The Fund may therefore be exposed to substantial risk of loss as a result of environmental claims against portfolio companies. Community and environmental groups may protest about the development or operation of power generation assets which may induce government action to the detriment of the Fund. Some of the most onerous environmental requirements regulate air emissions of pollutants and greenhouse gases; these requirements may particularly affect companies in the energy sector, and in particular in its power generation fragment.

Payment In-Kind Interest (“PIK”) Income Risk
The Fund may hold investments that result in PIK income or PIK dividends. PIK income may have a negative impact on liquidity, as it represents a non-cash component of the Fund’s taxable income that may require cash distributions to Shareholders in order to maintain the Fund’s ability to be subject to tax as a RIC. Similarly, all things being equal, the deferral associated with PIK income also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK income results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK income.
Industry and Sector Risk
Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.
Risks Relating to Conflicts of Interest
The Adviser’s Actions on Behalf of its Other Accounts and Clients
The Adviser and its affiliates currently manage assets for other investment funds and accounts and/or may manage assets for such other investment funds and accounts in the future. Actions taken by the Adviser or its affiliates on behalf of such investment funds and accounts have the potential to be adverse to the Fund and the Fund’s investments, which could harm the Fund’s performance. For example, subject to compliance with the Co-Investment Exemptive Order, if approved, the Fund may invest in the same securities as other investment funds or accounts managed by the Adviser and its affiliates, and, in certain cases, the Fund’s investments may include different obligations or levels of the capital structure of the same issuer in which another investment fund or account invests. Decisions made with respect to the securities held by one such other investment fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by another such investment fund or account (including the Fund).
Time and Resources that Individuals Associated with the Adviser May Devote to the Fund May be Diverted
The Adviser and its affiliates, including Nilsine, currently manage, and expect to manage in the future, investment entities other than the Fund (“Nilsine Clients”), including investment funds and accounts that invest in investments similar to those in which the Fund will be investing. As a result, the time and resources that the Adviser devotes to the Fund may be diverted, and during times of intense activity in other programs they may devote less time and resources to the Fund than is necessary or appropriate. In addition, the Fund may compete with any such investment entity also managed by Nilsine for the same investors and investment opportunities.
Certain Consultants
The Fund and/or the Adviser on behalf of the Fund and/or the portfolio companies, as applicable, expect to retain placement agents, senior advisors, operating partners, strategic advisors and other consultants (“Consultants”). The Consultants are expected to regularly provide services to, or in connection with, the Fund in relation to its activities, including the sourcing of transactions (“Services”).
Consulting fees and expenses are expected to include cash fees, profits or equity interests in a portfolio company (which are generally offered on a no-fee/no-carried interest basis), a share of proceeds upon sale of a portfolio company and/or other incentive-based compensation to the Consultant, which may be determined according to one or more methods, including the value of the time (including an allocation for overhead and other fixed costs) of the Consultant, a percentage of the value of the portfolio company, the invested capital exposed to such portfolio company, amounts charged by other providers for comparable services and/or a percentage of cash flows from such company. Additionally, portfolio companies may provide opportunities for Consultants to invest in such portfolio company and reimburse costs and expenses incurred by Consultants. Consultants also may receive remuneration from the Adviser and/or the Fund or affiliates and/or be entitled to other forms of compensation, including equity grants in portfolio companies. Such investment opportunities, reimbursements and other compensation paid to a Consultant will not reduce the Management Fee payable by the Fund. Consultants may have a limited partnership or profit interest in the Adviser, one or more other investment funds sponsored by the Adviser or in an affiliate of the Adviser. The Adviser intends to retain only such Consultants which it believes provide a level of service at a value generally consistent with other relevant market alternatives. However, there can be no assurance that no other service provider is more qualified to provide the applicable services or could provide such services at lesser cost.

Overlapping Investments with Nilsine Clients
Other Nilsine Clients may hold or may acquire positions in, and originate loans to, portfolio companies in which the Fund invests or has invested, subject to applicable law. Similarly, the Fund may hold or may acquire positions in, and originate loans to, portfolio companies in which other Nilsine Clients hold investments. Such investments and transactions raise potential conflicts of interest for the Fund, particularly if the Fund and such other Nilsine Clients invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Nilsine Clients that are adverse to the Fund, including, during a restructuring, bankruptcy or other insolvency proceeding or similar matter.
Investments Throughout Capital Structure
Nilsine and the Nilsine Clients invest in a broad range of asset classes throughout the corporate capital structure, including investments in corporate loans and debt securities, preferred equity securities and common equity securities. Accordingly, Nilsine and other Nilsine Clients may invest in different parts of the capital structure of a company or other issuer in which the Fund invests. The interests of the Fund and such other Nilsine Clients may not always be aligned, which may give rise to actual or potential conflicts of interest, or the appearance of such conflicts of interest. Actions taken for the Fund may be adverse to Nilsine or other Nilsine Clients, or vice versa.
Where Nilsine or the Nilsine Clients, including the Fund, invest in different parts of the capital structure of a portfolio company, their respective interests may diverge significantly, particularly in the case of financial distress of the company. For example, another Nilsine Client may hold junior securities in a portfolio company in which the Fund holds senior securities or of which it is otherwise a creditor. In a bankruptcy proceeding, the other Nilsine Client’s interest may be subordinated or otherwise adversely affected by virtue of the Fund’s involvement and actions relating to its investment. Although the Fund may recover all or part of amounts due to it, the other Nilsine Client may be at risk for substantial loss, which may cause the Fund to be more passive or refrain from taking actions adverse to such Nilsine Client that would otherwise be available. In addition, where Nilsine and/or Nilsine Client is a creditor of a portfolio company in which the Fund holds more junior securities, Nilsine and/or Nilsine Client may take actions in its own interests with respect to its rights as a creditor (e.g., with respect to breaches of covenants) that may be adverse to the interests of the Fund as a subordinated debt holder. There can be no assurance that the terms of or the return on the Fund’s investment will be equivalent to or better than the terms of or the returns obtained by Nilsine or other Nilsine Client participating in the transaction. The Adviser’s ability to implement the Fund’s strategies effectively may be limited to the extent that contractual obligations entered into in respect of investments made by the Nilsine impose restrictions on the Fund engaging in transactions that the Adviser may otherwise be interested in pursuing.
Conflicts of Interest With Respect to Services Performed
The Adviser and its affiliates are permitted to provide a broad range of financial services to companies in which the Fund invests. Any compensation received by the Adviser or its affiliates for providing these services will not be shared with the Fund and may be received before the Fund realizes a return on its investment. The Adviser and its affiliates from time to time have received, and expect in the future to receive, arrangement fees related to the provision of services as arranger. These types of arrangements provide the Adviser with an incentive to recommend investments based on compensation received or to be received rather than solely on the best interests of the Fund. Accordingly, the Adviser and its affiliates face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.
Separate Accounts
Nilsine and its personnel may manage assets for one or more advisory clients through a separate account or similar arrangement employing an investment strategy investing in parallel with, or similar to, the strategy of the Fund. Such arrangements may afford those clients different terms than the Shareholders with respect to fees and expenses, subscription, withdrawal and redemption rights and the content and frequency of reports. Advisory clients that have been granted additional access to portfolio information or enhanced transparency may be able to make investment decisions based on information and at times not generally available to other investors, including Shareholders. Any such investment decisions made by these advisory clients on the basis of such information could adversely affect the market value of the Fund’s portfolio and therefore the value of the interests.
Platform Arrangements
The Fund may co-invest with third parties (or affiliated managers or other persons) with respect to specified investments or categories of investments through Platforms, joint ventures, investment platforms, other entities or similar arrangements (“Platform Arrangements”), thereby acquiring non-controlling interests in certain investments. Such Platform Arrangements may be in or alongside existing or newly formed operators, consultants and/or managers that pursue such opportunities and may include capital and/or assets contributed by third party investors or such Platform managers. Platform Arrangements may provide one or more of the following services: origination or sourcing of potential investment opportunities, due diligence and negotiation of potential investment opportunities and/or servicing, development and management (including turnaround) and disposition of investments. In such cases, the Fund will significantly rely on the existing management, board of directors and other shareholders of such companies, which may include representation of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the interests of the Fund. Moreover, in the case where the Fund may co-invest, such investments may involve risks not present in investments where a third party is not involved, including the possibility that a third party partner or co-venturer may have financial difficulties resulting in a negative impact on such investment, may have economic or business interests or goals that are inconsistent with those of the Fund, may be in a position to take (or block) action in a manner contrary to the Fund’s investment objectives, or the increased possibility of default, diminished liquidity or insolvency by the third party partner or co-venturer due to a sustained or general economic downturn. In addition, the Fund may in certain circumstances be liable for the actions of its third-party partners or co-venturers. Investments made in Platform Arrangements also may involve compensation arrangements including carried interest, management fees and/or other fees payable to such third-party partners or co-venturers, particularly in those circumstances where such third-party partners or co-investors include a management group, as well as to operators, consultants and/or managers. The services provided by such persons to Platform Arrangements may be similar to, and overlap with, services provided by the Adviser to the Fund or its other clients. The Fund generally expects that appropriate minority shareholder rights will be obtained to protect its interests to the extent possible. There can be no assurance that such minority shareholder rights will be available or that such rights will provide sufficient protection of the Fund’s interests.

Investment by Nilsine Employees and Principals
Principals and employees of Nilsine, including members of Nilsine’s investment committee, are permitted to invest, and at times will invest significantly, in funds managed by Nilsine (“Nilsine Funds”). Such investments can operate to align the interests of Nilsine and their Principals and employees with the interests of the Nilsine Funds and their investors, but will also give rise to conflicts of interest as such Principals and employees can have an incentive to favor the Nilsine Funds in which they participate or from which they are otherwise entitled to share in returns or fees. Principals and employees (and in some cases, “friends and family” of Principals and employees and/or Nilsine) invested in Nilsine Funds (other than in the Fund and BDCs managed by Nilsine) typically do not bear management fees or performance-based compensation (whether investing directly or through a specially formed vehicle for such persons), or in some cases benefit from reduced rates for such fees. In addition, an affiliate of Nilsine that serves as a GP to, or an entity that receives carry as a “special limited partner” of, a Nilsine Fund will have an indirect beneficial interest in the investments owned by such Nilsine Fund and will share in any profits and losses generated by such investments. Further, from time to time, Principals and employees of the Nilsine, or members of their families, could have an interest in a particular transaction, or in securities or other financial instruments of the same kind or class, or a different kind or class, of the same portfolio investment, portfolio company, obligor or issuer that Nilsine directs for a Nilsine Client.
Other Risks
Uncertain Economic, Social and Political Environment
Market risks, including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s investments, which may become more difficult to value. In addition, turbulence and reduced liquidity in financial markets may negatively affect issuers, sponsors and other market participants, which could adversely affect the Fund. Stock prices may experience greater volatility during periods of challenging market conditions, and there can be severe limitations on an investor’s ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity. As a result, during these periods, the Fund’s NAV will fluctuate. A Shareholder may experience a significant decline in the value of its investment and could lose money.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments were to adversely interrupt the global supply chain, which could affect companies worldwide. The Adviser’s business activities, as well as the activities of the Fund, its portfolio investments and their operations, could be materially adversely affected by outbreaks of disease, epidemics and public health issues, which can exacerbate pre-existing political, social and economic risks in certain countries or regions and trigger a prolonged period of global economic slowdown. Recent examples include pandemic risks related to COVID-19 (notably, its significant negative impact on economic and market conditions and global supply chains, and the aggressive measures taken worldwide in response by governments and businesses) and geopolitical risks related to Russia’s invasion of Ukraine and other geopolitical tensions, hostilities and instability. To the extent the Fund has significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.
Financial Institution Risk; Distress Events
An investment in the Fund is subject to the risk that one of the banks, brokers, hedging counterparties, lenders or other custodians (each, a “Financial Institution”) of some or all of the Fund’s (or any portfolio company’s or structured and/or securitized product’s or vehicle’s) assets fails to timely perform its obligations or experiences insolvency, closure, receivership or other financial distress or difficulty (each, a “Distress Event”). Distress Events can be caused by factors including eroding market sentiment, significant withdrawals, fraud, malfeasance, poor performance or accounting irregularities. If a Financial Institution experiences a Distress Event, the Adviser, the Fund or one of its portfolio companies may not be able to access deposits, borrowing facilities or other services, either permanently or for an extended period of time. Although assets held by regulated Financial Institutions in the United States frequently are insured up to stated balance amounts by organizations such as the Federal Deposit Insurance Corporation, in the case of banks, and the Securities Investor Protection Corporation, in the case of certain broker-dealers, amounts in excess of the relevant insurance are subject to risk of total loss, and any non-U.S. Financial Institutions that are not subject to similar regimes pose increased risk of loss. While in recent years governmental intervention has often resulted in additional protections for depositors and counterparties during Distress Events, there can be no assurance that such intervention will occur in a future Distress Event or that any such intervention undertaken will be successful or avoid the risks of loss, substantial delays or negative impact on banking or brokerage conditions or markets.
Any Distress Event has a potentially adverse effect on the ability of the Adviser to manage the Fund and its investments, and on the ability of the Adviser, the Fund and any portfolio company or structured and/or securitized product or vehicle to maintain operations, which in each case could result in significant losses and in unconsummated investment acquisitions and dispositions. Such losses could include: a loss of funds; an obligation to pay fees and expenses in the event the Fund is not able to close a transaction (whether due to the inability to draw capital on a credit line provided by a Financial Institution experiencing a Distress Event, the inability of the Fund to access capital contributions or otherwise); the inability of the Fund to acquire or dispose of investments, or acquire or dispose of such investments at prices that the Adviser believes reflect the fair value of such investments; and the inability of portfolio companies to make payroll, fulfill obligations or maintain operations. If a Distress Event leads to a loss of access to a Financial Institution’s services, it is also possible that the Fund or a portfolio company or structured and/or securitized product or vehicle will incur additional expenses or delays in putting in place alternative arrangements or that such alternative arrangements will be less favorable than those formerly in place (with respect to economic terms, service levels, access to capital, or otherwise). To the extent the Adviser is able to exercise contractual remedies under agreements with Financial Institutions in the event of a Distress Event, there can be no assurance that such remedies will be successful or avoid losses, delays or other impacts. The Fund, any portfolio company and any structured and/or securitized product or vehicle are subject to similar risks if a Financial Institution utilized by investors in the Fund or by suppliers, vendors, service providers or other counterparties of the Fund or a portfolio company or structured and/or securitized product or vehicle subject to a Distress Event, which could have a material adverse effect on the Fund.
Many Financial Institutions require, as a condition to using their services (including lending services), that the Adviser and/or the Fund maintain all or a set amount or percentage of their respective accounts or assets with the Financial Institution, which heightens the risks associated with a Distress Event with respect to such Financial Institutions. The Adviser is under no obligation to use a minimum number of Financial Institutions with respect to the Fund or to maintain account balances at or below the relevant insured amounts.
Further, Distress Events, such as turmoil in the U.S. banking system, raise fears of broader financial contagion, and it is not certain what impact this will have on financial markets. Any deterioration of the global financial markets (particularly the U.S. debt markets), any possible future failures of certain financial services companies and a significant rise in market perception of counterparty default risk, interest rates or taxes will likely significantly reduce investor demand and liquidity for investment grade, high-yield and senior bank debt, which in turn is likely to lead some investment banks and other lenders to be unwilling or significantly less willing to finance new investments or to offer less favorable terms. The tightening of availability of credit to businesses generally could lead to an overall weakening of the U.S. and global economies, which in turn is likely to adversely affect the ability of the Fund to sell or liquidate investments at favorable times or at favorable prices or otherwise have an adverse effect on the business and operations of the Fund. In addition, valuations of the Fund’s investments are subject to heightened uncertainty as the result of market volatility and disruption. To the extent the Fund is unable to obtain favorable financing terms for its portfolio investments or sell investments on favorable terms, the Fund’s ability to generate attractive investment returns is expected to be adversely affected.

Difficulty in Obtaining Indebtedness
Current market conditions may make it difficult to obtain indebtedness on favorable terms and any failure to do so could have a material adverse effect on the Fund or structured and/or securitized products or vehicles in which the Fund may invest. The debt capital that will be available to the Fund and structured and/or securitized products or vehicles in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what the Fund and structured and/or securitized products or vehicles would otherwise expect, including being at a higher cost in rising rate environments. If the Fund or structured and/or securitized products or vehicles are unable to obtain indebtedness, then Shareholders may not benefit from the potential for increased returns on equity resulting from leverage and the Fund may be limited in its ability to make or fund commitments to potential portfolio companies. An inability to extend or obtain indebtedness could have a material adverse effect on the Fund’s business, financial condition or operating results.
Economic Recessions or Downturns
The Fund’s investments are susceptible to economic recessions or downturns. During periods of adverse economic conditions, portfolio companies and investments may experience decreased revenues, financial losses, difficulty in obtaining access to financing and increased funding costs. During such periods, portfolio companies and structured and/or securitized products or vehicles may also have difficulty in expanding their businesses and operations and be unable to meet their debt service obligations or other expenses as they become due. Any of the foregoing could cause the value of the Fund to declines.
Many of the Fund’s portfolio companies may be susceptible to economic slowdowns or recessions. In the past, instability in the global capital markets has resulted in disruptions in liquidity in the capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, in past periods of instability, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. In addition, continued uncertainty surrounding the negotiation of trade deals between the United Kingdom (the “UK”) and the European Union (the “EU”) following Brexit and uncertainty between the United States and other countries, including China, with respect to trade policies, treaties, and tariffs, among other factors, have caused disruption in the global markets. There can be no assurance that market conditions will not worsen in the future.
In an economic downturn, the Fund’s loan portfolio may have non-performing assets or non-performing assets may increase, and the value of the Fund’s loan portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing any of the Fund’s directly-originated or broadly-syndicated loans. A severe recession may further decrease the value of such collateral and result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income, assets and net worth.
Unfavorable economic conditions, including rising interest rates, also could increase the Fund’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to the Fund on terms the Fund deems acceptable. These events could prevent the Fund from increasing investments and harm its operating results and financial condition.
The occurrence of recessionary conditions and/or negative developments may significantly affect the markets in which the Fund does business, the value of its investments, and its ongoing operations, costs and profitability.
Litigation Risk
Nilsine engages in a broad variety of activities in respect of its managed funds and investments. These activities subject Nilsine to risks of becoming involved in litigation by third parties and subject Nilsine to investigations or proceedings initiated by governmental authorities. Additionally, in the ordinary course of its business, the Fund may be subject to litigation from time to time. The outcome of such proceedings may materially adversely affect the value of the Fund and may continue without resolution for long periods of time. Any litigation may consume substantial amounts of the Adviser’s and the Principals’ time and attention, and the time and the devotion of resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation. The adoption of new, or the enhancement of existing, laws and regulations may further increase the risk of litigation. Any such litigation would likely have a negative financial impact on the Fund.
Force Majeure Risk
Investments may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including a portfolio company or a counterparty to the Fund or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to a portfolio company or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund may invest specifically. Additionally, a major governmental intervention into an industry, including the nationalization of an industry or the assertion of control over one or more portfolio companies or its assets, could result in a loss to the Fund, including if its investment in such portfolio company is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund and its investments.

Availability of Insurance Against Certain Catastrophic Losses
Certain losses of a catastrophic nature, such as wars, earthquakes, typhoons, hurricanes, terrorist attacks, floods or other similar events, may be either uninsurable or insurable at such high rates that to maintain such coverage would cause an adverse impact on the related Fund investments. In general, losses related to terrorism are becoming harder and more expensive to insure against. Some insurers are excluding terrorism coverage from their all-risk policies. As a result, all Fund investments may not be insured against terrorism or certain other risks. If a major uninsured loss occurs, the Fund could lose both invested capital in and anticipated profits from the affected Fund investments.
The relevant liability standards under insurance coverage procured by Blue Owl, the Adviser and the Fund are expected to vary by carrier, and such standards are expected to vary from time to time depending on, for example, coverage features or limitations then-available from the carrier at the time of insurance contract renewal. As a result, insurance coverages from time to time are expected to vary.
Cyber-Security Risks
The occurrence of a disaster, such as a cyber-attack against the Fund, its portfolio companies or against a third-party that has access to the Fund’s data or networks, a natural catastrophe, an industrial accident, failure of the Fund’s disaster recovery systems, or consequential employee error, could have an adverse effect on the Fund’s ability to communicate or conduct business, negatively impacting its operations and financial condition. This adverse effect can become particularly acute if those events affect the Fund’s electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of its data.
The Fund depends heavily upon computer systems to perform necessary business functions. Despite the Fund’s implementation of a variety of security measures, its computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, corruption or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through the Fund’s computer systems and networks. Such an attack could cause interruptions or malfunctions in the Fund’s operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.
Third parties with which the Fund does business may also be sources of cybersecurity or other technological risk. The Fund outsources certain functions and these relationships allow for the storage and processing of its information, as well as client, counterparty, employee, and borrower information. While the Fund engages in actions to reduce the Fund’s exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incidents that adversely affects the Fund’s data, resulting in increased costs and other consequences as described above.
Substantial losses may occur in the form of stolen, misappropriated, lost or corrupted: (i) data or payment information; (ii) financial information; (iii) software, contact lists or other databases; (iv) proprietary information or trade secrets; or (v) other items. If technology systems are compromised, become inoperable for extended periods of time or cease to function properly, the Adviser, the Fund and/or portfolio companies may incur significant time or expense to fix or replace them and to seek to remedy the effects of such issues. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, the Fund’s, portfolio companies’ and/or service providers’ operations, including the ability to make distributions to Shareholders, and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). The use of internet- or cloud-based programs, technologies and data storage applications generally heightens these risks, and the risks of attack are expected to be heightened in remote work environments. Any of such circumstances could subject a portfolio company or the Fund to substantial losses, including losses relating to: misappropriation of assets, intellectual property or confidential information; corruption, deletion or destruction of data; physical damage and repairs to systems; reputational harm; financial losses from remedial actions; and/or disruption of operations. Third parties, including activist, criminal, nation-state or terrorist actors, may also attempt fraudulently to induce portfolio companies or their personnel to disclose sensitive information (including passwords) in order to gain access to data, accounts, funds or other assets, or otherwise to inflict harm. In addition, in the event that such a cyber-attack or other unauthorized access is directed at Nilsine or one of its service providers holding its financial or investor data, its affiliates or the Fund may also be at risk of loss. The Fund will implement processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that the Fund’s financial results, operations or confidential information will not be negatively impacted by such an incident.

Changes in Cyber Security and Data Protection Laws and Regulations
The adoption, interpretation and application of consumer and data protection laws or regulations in the U.S., Europe and other jurisdictions are often uncertain and in flux, and in some cases, laws or regulations in one country may be inconsistent with, or contrary to, those of another country.
U.S. federal and state, as well as non-U.S., government bodies or agencies have in the past adopted, and may in the future adopt, laws and regulations affecting data privacy. For example, California has passed the California Consumer Privacy Act of 2018, as amended, which broadly impacts businesses that handle various types of personal data, potentially including fund managers and their funds and investments. Other jurisdictions, including other U.S. states, have proposed or are considering similar privacy laws and regulations, which if enacted could impose similarly significant costs, potential liabilities and operational and legal obligations. Such privacy laws and regulations are expected to vary from jurisdiction to jurisdiction, thus increasing costs, operational and legal burdens, and the potential for significant liability for regulated entities, which could include the Adviser, the Fund and/or their portfolio companies.
Industry organizations also regularly adopt and advocate for new standards in this area. In the United States, these include rules and regulations promulgated under the authority of federal government bodies and agencies, state attorneys general, legislatures and consumer protection agencies. Foreign data privacy regulations further govern the processing of personally identifiable data and may be stricter than U.S. laws. Such laws impose stringent legal and operational obligations on regulated businesses, as well as the potential for significant penalties.
The EU has enacted the General Data Protection Regulation (Regulation (EU) 2016/679) (“EU GDPR”), which seeks to harmonize national data protection laws across the EU, while at the same time, modernizing the law to address new technological developments. The UK has implemented the Data Protection Act 2018 and the EU GDPR as it forms part of the laws of England and Wales, Scotland and Northern Ireland by virtue of section 3 of the European Union (Withdrawal) Act 2018 (the “UK GDPR”).
Both the EU GDPR and the UK GDPR broadly impact businesses that handle various types of personal data, including private fund managers and their funds and investments. Notably, the EU GDPR and UK GDPR have a greater extra-territorial reach than pre-existing legislation and govern the processing of personal data by businesses, (i) with an establishment in the EU and/or the UK (as applicable), (ii) which offer goods or services to EU/UK data subjects or (iii) which monitor EU/UK data subjects’ behavior within the EU/UK.
Both the EU GDPR and the UK GDPR impose stringent legal and operational obligations on businesses, as well as the potential for fines, sanctions, or other penalties, which could materially and adversely affect the result of operations and overall business, as well as have an impact on the reputation, of Nilsine, the Fund and its portfolio companies. Failure to comply with the EU GDPR and the UK GDPR, depending on the nature and severity of the breach, could attract regulatory penalties of up to the greater of (i) €20 million in respect of the EU GDPR and (ii) £17.5 million in respect of each of the UK GDPR, or, in each case, 4% of an entire group’s total annual worldwide turnover, as well as the possibility of other enforcement actions (such as suspension of processing activities and audits), liabilities from third-party claims and reputational damage.
Additionally, as a result of recent case law and regulatory guidance in Europe, organizations with a nexus to the UK and/or the EU will likely need to dedicate compliance costs and resources to implement appropriate legitimizing mechanisms and safeguards (e.g., standard contractual clauses, pseudonymization techniques, encryption, impact assessments) in respect of transfers of personal data from the EU and the UK to third countries that have not been deemed by the European Commission or the government of the UK (as applicable) to provide adequate protection for personal data (e.g., the United States).
Dependence on Information Systems
The Fund’s business is dependent on its and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in the Fund’s activities. The Fund’s financial, accounting, data processing, portfolio monitoring, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond its control. There could be:
•	sudden electrical or telecommunications outages;
•	natural disasters such as earthquakes, tornadoes and hurricanes;
•	disease pandemics;
•	events arising from local or larger scale political or social matters, including terrorist acts;
•	outages due to idiosyncratic issues at specific service providers; and
•	cyber-attacks.
These events, in turn, could have a material adverse effect on the Fund’s operating results.

Potential Fluctuations in Operating Results
The Fund could experience fluctuations in its periodic operating results due to a number of factors, including its ability or inability to make investments in companies that meet its investment criteria, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets, the terms of leverage facilities, the interest rate payable and default rates on any debt securities it acquires, changes in operating performance and/or valuation of portfolio companies and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as indicative of performance in future periods. These factors could have a material adverse effect on the Fund’s results of operations, the value of an investment in the Fund and the Fund’s ability to pay distributions.
Expedited Investment Analyses and Decisions
Before making an investment, the Adviser generally will conduct such due diligence as it deems reasonable and appropriate based on the known facts and circumstances applicable to such investment. Due diligence may entail evaluating important and complex business, financial, tax, accounting, technical, environmental, regulatory and legal issues. Outside consultants, legal advisors, accountants, investment banks and other third parties may be involved in the due diligence process to varying degrees depending on the type of investment and the facts and circumstances related thereto, and the Adviser may rely on the advice received from such third parties. Investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis to take advantage of certain investment opportunities. While the Fund generally will not seek to make an investment until the Adviser has conducted sufficient due diligence to make a determination as to the acceptability of the investment and the underlying issuer, in such cases, the information available to the Adviser at the time of making an investment decision may be limited. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment. In addition, the Adviser is permitted to rely upon independent consultants in connection with their evaluation of proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and the Fund may incur liability as a result of such consultants’ actions, many of whom the Fund will have limited recourse against in the event of any such inaccuracies. Moreover, such evaluation will not necessarily result in an investment being successful or even ensure a return on invested capital.
Risk of Heightened Regulation
The businesses of the Fund, the Adviser and their affiliates, as well as the financial services industry generally, are subject to extensive regulation, including periodic examinations by governmental agencies and self-regulatory organizations or exchanges in the United States and other jurisdictions in which they operate relating to, among other things, antitrust law, anti-money laundering laws, anti-bribery laws, laws relating to foreign officials, privacy laws with respect to client information and the regulatory oversight of the trading and other investment activities of investment managers, including the Adviser. Each of the regulatory bodies with jurisdiction over the Fund, the Adviser or their affiliates, has regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities. Any failure to comply with these rules and regulations could expose the Fund or the Adviser to liability or other risks.
Additionally, such oversight and regulation may cause the Fund to incur additional expenses, may divert the attention of the Adviser and its personnel and may result in fines if the Fund is deemed to have violated any regulations. Regulation generally as well as regulation more specifically addressed to the alternative asset management industry, including tax laws and regulation, could increase the cost of identifying, structuring and completing investment transactions, the profitability of enterprises and the cost of operating the Fund. Additional regulation could also increase the risk of third party litigation. The transactional nature of the business of the Fund exposes the Fund, the Adviser and certain related parties generally to the risks of third party litigation.
The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Shareholder will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Shareholder will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation.
Advancements in Artificial Intelligence and Machine Learning
The ongoing evolution in artificial intelligence and machine learning technologies (hereinafter, “Machine Learning Technologies”), encompassing initiatives like OpenAI’s deployment of its ChatGPT application, may instigate risks that impact the Fund. Regardless of existing policies, there exists potential for the Adviser, the Fund’s portfolio companies, and all associated affiliates, partners, members, shareholders, officers, directors, and employees to deploy Machine Learning Technologies in violation of such policies, knowingly or otherwise. The risk exposure for the Fund may be exacerbated if third-party service providers or any known or unknown counterparts also incorporate Machine Learning Technologies in their business operations. The Fund cannot ensure absolute control over the development or maintenance of third-party products or the manner in which third-party services are rendered.
The utilization of Machine Learning Technologies may inadvertently involve the integration of confidential data, including sensitive non-public information, by either third parties in breach of non-disclosure agreements, or by employees of the Adviser or the related affiliates and partners in breach of the Fund’s policies. This may result in the confidential information becoming accessible within a dataset by other third-party Machine Learning Technology applications and users. For comprehensive details on risks related to information security, refer to the section titled “Cyber-Security Risks” herein.
Machine Learning Technologies inherently depend on the aggregation and examination of vast quantities of data. However, due to practical limitations, it is infeasible to incorporate all pertinent data into the model that Machine Learning Technologies leverage for operation. Consequently, these models will inevitably harbor some degree of inaccuracy and error, potentially significant, or could be otherwise deficient or flawed, thereby compromising the effectiveness of Machine Learning Technologies. To the extent that the Adviser and the Fund are susceptible to the risks associated with Machine Learning Technologies, any inaccuracies or errors may precipitate adverse impacts.
Machine Learning Technologies and their applications, particularly within the private investment and financial sectors, continue to undergo rapid evolution. Therefore, it remains impossible to accurately foresee future risks that may emerge from such technological advancements.

Risks Relating to Fund’s RIC Status
The Fund intends to elect to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are currently distributed (or deemed distributed, as described below) as dividends for U.S. federal income tax purposes to Shareholders. In order to qualify for such treatment, on a continuing basis, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. Income derived from some commodity-linked derivatives is not qualifying income, and the treatment of income from some other commodity-linked derivatives is uncertain, for purposes of the 90% gross income test.
If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at regular corporate rates and, when such income is distributed, Shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.
No assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.
RIC-Related Risks of Investments Generating Non-Cash Taxable Income
Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with equity or warrants) for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income (e.g., PIK interest), the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. Market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash. Further, the interest rates on PIK loans may be higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. In addition, if the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders, may receive larger capital gain distributions than it or they would in the absence of such transactions.
Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to Shareholders. OID creates the risk of non-refundable cash payments to the Adviser based on accruals that may never be realized. In addition, the deferral of PIK interest also reduces a loan’s loan-to-value ratio at a compounding rate.
Tax Laws Subject to Change
All statements contained herein concerning the U.S. federal income tax (or other tax) consequences of an investment in the Fund are based on existing law and interpretations thereof. Changes in and/or the enactment of new U.S. federal income tax and other tax laws, regulations or other administrative guidance and interpretations thereof could occur during the life of the Fund. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund. Potential investors therefore are urged to seek, and must rely on, the advice of their tax advisors with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.
Indemnification Obligations and Limited Liability of Trustees and Adviser
None of the Trustees, the Adviser or any of their respective affiliates, principals, members, shareholders, partners, officers, directors, employees, agents and representatives (each an “Indemnified Person”) shall have any liability, responsibility or accountability in damages or otherwise to any Shareholder or the Fund for, and the Fund agrees, to the fullest extent permitted by law, to indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the Fund) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Fund in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Fund, on the part of the Indemnified Persons when acting on behalf of the Fund or otherwise in connection with the business or affairs of the Fund, or on the part of any agents when acting on behalf of the Fund (collectively, the “Indemnified Liabilities”); provided that the Fund shall not be liable to any Indemnified Person for any portion of any Indemnified Liabilities which results from such Indemnified Person’s willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. Notwithstanding the foregoing, no waiver or release of personal liability of any Indemnified Person will be effective to waive any liabilities of such Indemnified Persons under the U.S. federal securities laws to the extent any such waiver or release is void under Section 14 of the 1933 Act.

IX.	Investment Restrictions and Policies
The Fund is subject to fundamental and non-fundamental investment restrictions and policies. A fundamental restriction or policy affecting the Fund may not be changed without the vote of “a majority of the outstanding voting securities” of the Fund. Under the 1940 Act, “a majority of the outstanding voting securities” of a fund means the lesser of (a) 67% or more of the voting securities present at a meeting of Shareholders, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund. Non-fundamental restrictions or policies may be changed by a majority vote of the Board at any time.
Fundamental Restrictions
The Fund is subject to the following fundamental investment restrictions:
1.
The Fund may not borrow money, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.
The Fund may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.
The Fund may not underwrite securities of other issuers, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.
The Fund may not invest more than 25% of the value of its total assets, taken at market value, in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

5.
The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.
The Fund may not make loans except (i) through the purchase of debt securities or other debt instruments, the purchase of syndicated loans or an interest in syndicated loans or the origination of loans in accordance with its investment objective and policies, or (ii) to the extent permitted by (A) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (B) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the fundamental restriction relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings that are indebtedness. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4.
With respect to the fundamental restriction relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental restriction relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability.
With respect to the fundamental restriction relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. The Fund does not consider pooled investment vehicles to be an industry or group of industries, and will consider them to be issuers in a particular industry or group of industries to the extent a pooled vehicle’s investment strategy is explicitly focused on a specific industry or group of industries. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.
With respect to the fundamental restriction relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market.
With respect to the fundamental restriction relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from engaging in securities lending of more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements (a repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans). The Fund also will be permitted to make loans of money, including to other funds. This restriction will not be interpreted to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
The percentage limitations contained in the restrictions listed above apply at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.
For purposes of applying the terms of the foregoing investment restrictions, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate. The Fund also analyzes asset-backed securities to determine the particular industry categories that apply to those securities.
Interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment restrictions may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these restrictions change, and no vote of Shareholders, as applicable, will be required or sought.

Fundamental Policies
The Fund has adopted the following fundamental policies with respect to repurchase offers that cannot be changed without the vote of a majority of the outstanding voting securities of the Fund:
1.
The Fund will make semi-annual repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements.

2.
The Fund will repurchase Shares that are tendered by the Repurchase Request Deadline, which will be established by the Board in accordance with Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time.

3.	Each repurchase pricing shall occur no later than the 14th calendar day after the Repurchase Request Deadline, or the next business day if the 14th calendar day is not a business day.
X.	Trustees and Officers
The business and affairs of the Fund are managed under the direction of the Board. The responsibilities of the Board include, among other things, oversight of the Fund’s investment activities, oversight of the valuation of the Fund’s assets and corporate governance activities. The Board consists of three members, two of whom are Independent Trustees. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders.
The Board elects the Fund’s executive officers, who serve at the discretion of the Board. To the fullest extent allowed by applicable law, including the 1940 Act, the Declaration of Trust will indemnify the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.
Biographical Information
The following table presents certain information regarding the Board of the Fund and its executive officers. The address of each Trustee and officer as it relates to the Fund’s business is c/o Nilsine Partners, LLC,  5675 DTC Boulevard, Suite 175, Greenwood Village, Colorado 80111.  Each Trustee and officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Biographical Information of Trustees
Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustee
Brett R. Bills (1975)	Trustee (since inception)	Chief Investment Officer of Nilsine Partners, LLC (since 2021); Senior Vice President Wealth Management Advisor and Portfolio Manager at Merrill Lynch Wealth Management (from 2001 to 2021)	1	None

Independent Trustees
Bryan D. Wiggins (1963)	Trustee (since inception)	Retired Senior Partner at Grant Thornton LLP (served from 2013 to 2020)	1	None
Kent Alder (1949)	Trustee (since inception)	Retired Founder, Chairman and CEO of TTM Technologies, Inc. (served from 1998 to 2020)	1	None

Biographical Information of Officers

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years
Jason C. Brown (1972)	President and Chief Executive Officer (since inception)	Chief Executive Officer of SEI Family Office Services (from 2020 to 2022); Chief Executive Officer of Proteus, LLC (since 2023)
Anya M. Janeway (1984)	Chief Financial Officer and Treasurer (since inception)	Chief Accounting Officer of Proteus, LLC (since 2023)
Ryan M. Laughon (1976)	Secretary (since inception)	President of SEI Family Office Services (from 2020 to 2023); Chief Compliance Officer of Proteus, LLC (since 2024)
Fredrick C. Teufel (1959)	Chief Compliance Officer (since inception)	Director of Vigilant Compliance, LLC (since 2020)

Compensation and Share Ownership
The following table sets forth the compensation expected to be paid by the Fund, and the total compensation expected to be paid by all funds in the fund complex, to the Independent Trustees during the fiscal year ending March 31, 2026, including amounts payable but deferred at the option of each Independent Trustee. Currently, the Independent Trustees are each paid an annual retainer of $25,000. The Chair of the Board and the Chair of the Audit Committee are each paid an annual retainer of $2,500 and $2,500, respectively. Independent Trustees are paid a per-meeting fee of $500 for each regular meeting of the Board. The Fund currently does not offer any pension, profit-sharing or retirement plan to Trustees.

Independent Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex
Bryan D. Wiggins	$27,500	$27,500
Kent Alder	$25,000	$25,000

Fund Ownership
The following table sets forth the equity securities in the Fund and in all registered investment companies overseen by the Trustees within the family of investment companies that the Trustees beneficially owned as of January 7, 2026. As the Fund has not yet commenced operations as of the date of this Memorandum, no Trustee beneficially owns Shares of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
Brett R. Bills	$0	$0
Bryan D. Wiggins	$0	$0
Kent Alder	$0	$0

Board Structure and Committees
As required by the 1940 Act, a majority of the Fund’s Trustees will be Independent Trustees and will not be affiliated with the Adviser. The Independent Trustees will exercise their informed business judgment to appoint an individual of their choosing to serve as Chair of the Board, regardless of whether the Trustee happens to be independent or a member of management. The appointment of the Chair will reflect the Independent Trustees’ belief that the Board’s leadership structure is appropriate in light of such Chair’s appointment.  The Board has established a standing Audit Committee.  The full Board will perform the actions of a nominating and governance committee.  In this regard, the Board will make nominations for the appointment or election of Independent Trustees and assess the compensation paid to the Independent Trustees.
The Board has formed an Audit Committee composed of all of the Independent Trustees. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging the Fund’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Fund’s independent accountants, approving professional services provided by the Fund’s independent accountants (including compensation therefor), reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal controls over financial reporting.
Board Oversight of Risk Management
The Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of Independent Trustees, and (ii) active monitoring of the Fund’s chief compliance officer and compliance policies and procedures. Oversight of other risks is delegated to the committees.
Oversight of the Fund’s investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of the Fund’s investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Fund’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
The Fund believes that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which the Fund is already subject as a registered investment company. As a registered investment company, the Fund is required to comply with certain regulatory requirements that control the levels of risk in the Fund’s business and operations. For example, the Fund is limited in its ability to enter into transactions with its affiliates.

Portfolio Management
The day-to-day management of, and investment decisions for, the Fund are made by the Investment Committee of the Adviser (the “Investment Committee”).  The following table lists the individuals with the most significant responsibility for the day-to-day management of the Fund (the “Portfolio Managers”), the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s principal occupation during the past five years:

R. Scott Bills, CFP®, CPWA® (2025) Chief Executive Officer of Nilsine Partners, LLC Portfolio Manager Since Inception
R. Scott Bills is the Chief Executive Officer and a founding partner of Nilsine Partners, LLC, a position he has held since 2021, where he leads the firm’s mission to deliver thoughtfully personalized wealth management to individuals, families, and business owners.  With nearly 20 years of experience, Mr. Bills is passionate about serving clients, supporting his team, and driving the firm’s long-term vision.  Before co-founding Nilsine Partners, LLC in 2021, Mr. Bills was a Senior Vice President and Wealth Management Advisor at Merrill Lynch Wealth Management where he served clients for 16 years.  Mr. Bills earned a Bachelor of Science in Finance with a minor in Economics from Utah State University.  He is a CERTIFIED FINANCIAL PLANNER™ (CFP®) professional, a designation awarded by the Certified Financial Planner Board of Standards, Inc. and holds the Certified Private Wealth Advisor® (CPWA®) designation.  Mr. Bills currently serves on the Foundation Board at Utah State University and additionally serves on the Investment Committee for the University’s endowment.  Mr. Bills has previously held board roles with Lupus Colorado and Utah State University’s Executive Alumni Board.

Brett R. Bills, CRPC® (2025) Chief Investment Officer of Nilsine Partners, LLC Portfolio Manager Since Inception
Brett R. Bills is currently the Chief Investment Officer and a Partner at Nilsine Partners, LLC, a position he has held since 2021.  Mr. Bills was previously a Senior Vice President, Wealth Management Advisor and Portfolio Manager at Merrill Lynch Wealth Management from 2001 until founding Nilsine Partners, LLC in 2021.  Mr. Bills received his Bachelor of Science degree in Marketing with minors in Economics and German from Utah State University.  Mr. Bills has his Chartered Retirement Planning Counselor (CRPC®) designation.

Daniel Weeks, CFP®, CAIA (2025) Director of Private Markets of Nilsine Partners, LLC Portfolio Manager Since Inception
Daniel Weeks is the Director of Private Markets at Nilsine Partners, LLC, a position he has held since 2022.  With over 19 years of experience, Mr. Weeks has spent most of his career serving the complex financial needs of business owners, entrepreneurs, and multi-generational families.  Prior to joining the Adviser, Mr. Weeks was a Managing Director at UMB Bank.  Mr. Weeks earned his Bachelor of Arts degree in Business Administration from Kansas Wesleyan University.  He holds the CERTIFIED FINANCIAL PLANNER™ designation and is a Chartered Alternative Investment Analyst (CAIA) charter holder.

Compensation of Portfolio Managers
None of the Adviser’s investment professionals receive any direct compensation from the Fund in connection with the management of the Fund’s portfolio. The Portfolio Managers are paid by Nilsine based on their individual performance, and the performance of Nilsine’s business as a whole. Portfolio Managers are paid a base salary, and may be paid discretionary and/or formulaic bonuses and other incentive compensation, including bonuses and incentive compensation tied to the management or incentive fees earned by Nilsine and its affiliates from certain funds and other investment products managed by Nilsine. In addition, Portfolio Managers’ incentive compensation may be paid partially in the form of restricted stock units and other grants of Nilsine stock.
Other Accounts Managed
The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the Portfolio Managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of January 7, 2026:

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (in millions)
R. Scott Bills Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 490	$0 $0 $543,975,424	0 0 0	$0 $0 $0

Brett R. Bills Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 275	$0 $0 $168,028,619	0 0 0	$0 $0 $0

Daniel Weeks Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 1 27	$0 $102,733,831 $11,937,279	0 0 0	$0 $0 $0

XI.	Investment Advisory and Management Arrangements
Subject to the overall supervision of our Board and in accordance with the 1940 Act, the Adviser will manage the Fund’s day-to-day operations and provide investment advisory services to the Fund.  Under the terms of the Investment Advisory Agreement, the Adviser will: determine the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes; assist the Fund in determining which investments it purchases, retains or sells; identify, evaluate, and negotiate the structure of the investments the Fund makes (including performing due diligence on the Fund’s prospective portfolio companies); and execute, close, service and monitor the investments the Fund makes.  The Adviser’s services under the Investment Advisory Agreement are not exclusive.
Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect for two years from the date of execution and will continue in effect from year to year if approved annually (i) by the Board of the Fund or by a majority of the outstanding shares of the Fund; and (ii) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party.  The Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of a majority of the outstanding shares of the Fund.
A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first report to Shareholders.  The basis for any subsequent continuation of the Fund’s investment advisory agreement will be provided in the annual or semi-annual reports to Shareholders for the periods during which such continuations occur.
The Fund will pay the Adviser advisory fees for services performed under the Investment Advisory Agreement consisting of the Management Fee.  The Fund will not pay the Adviser an incentive fee.  The Fund will pay the Adviser the Management Fee at an annual rate of 1.0% of the value of the Fund’s average Managed Assets, payable monthly in arrears.  For purposes of calculating the Management Fee, the value of the Managed Assets for a month will be the average of the values of the Fund’s Managed Assets as determined on the Thursday of each calendar week (or, if any Thursday is not a business day, the Friday thereafter) which ends during the month.  “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day.  The Management Fee is paid to the Adviser before giving effect to any repurchases of Shares effective as of that date.  In the case of a partial month, the Management Fee will be appropriately prorated based on the number of days during the month in which the Adviser provided services to the Fund.
Pursuant to a Management Fee Waiver Agreement between the Fund and the Adviser, the Adviser has contractually agreed to waive 40% of the Management Fee it is entitled to receive from the Fund pursuant to the Investment Advisory Agreement for the two-year period following the initial closing date of the subscription for Shares.  From and after the Expiration Date, the Fee Waiver will not be applicable.
Class I Shares will not be subject to a distribution and/or servicing fee.  The Fund intends to, however, subject to the receipt of exemptive relief from the SEC, offer additional classes of Shares and enter into a Distribution Agreement with the Distributor, which is an affiliate of the Adviser, to act as the non-exclusive distributor for the Fund’s Shares and serve in that capacity on a best efforts basis, subject to various conditions.  The Fund expects to pay the Distributor fees for its distribution and placement agent services under the Distribution Agreement with respect to certain classes of Shares (other than the Class I Shares).
The Adviser has entered into the Expense Limitation Agreement with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that Specified Expenses do not exceed 4.0% of the total capital commitments of the Fund’s shareholders determined as of the beginning of each calendar month.  “Specified Expenses” of the Fund mean all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) the Management Fee; (ii) any distribution and/or servicing fees; (iii) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including management fees, performance-based incentive fees, and administrative service fees); (iv) fees payable to third parties in connection with the sourcing or identification of portfolio investments; (v) brokerage costs; (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (vii) transaction-related expenses associated with consummated and unconsummated transactions, including legal costs, sourcing fees, due diligence related fees, structuring, and advisory costs, costs of third party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments; (viii) acquired fund fees and expenses; (ix) taxes; (x) litigation; and (xi) extraordinary expenses (as determined in the sole discretion of the Adviser).  For a period not to exceed three years from the month in which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the Expense Limit in effect at the time of the waiver, and (b) the Expense Limit in effect at the time of the recoupment.  The Expense Limitation Agreement will have an initial term of one year from the date of this Memorandum, and will be subject to renewal thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees and the Adviser. The Expense Limitation Agreement may be terminated by the Fund’s Board upon 30 days’ written notice to the Adviser.

XII.	Administrator and Transfer Agent
Proteus Financial Solutions, LLC serves as the Administrator to the Fund pursuant to the Administration Agreement.  The Administrator performs, or oversees or arranges for, the administrative services necessary for the operation of the Fund, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Shareholders and reports filed with the SEC.  In addition, the Administrator will assist the Fund in determining and publishing the Fund’s NAV, conduct relations with the Fund’s service providers, oversee the preparation and filing of the Fund’s tax returns and the dissemination of reports to the Shareholders, and generally oversee the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.
Except as specifically provided in the Administration Agreement to be entered into between the Fund and the Administrator, all staff of the Administrator, when and to the extent engaged in providing administration services to the Fund, and the base compensation, bonus, and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Administrator.  The Administrator may delegate responsibilities to one or more affiliated or unaffiliated sub-administrators.
The Administrator also serves as the transfer agent of the Fund pursuant to the Administration Agreement.  In this regard, the Administrator will provide the transfer agency services to the Fund, including but not limited to: (i) receiving and processing orders for the purchase, exchange, transfer, and/or redemption of the Fund shares in accordance with Rule 22c-1 under the Investment Company Act, other applicable regulations, and as specified in this Memorandum; (ii) processing purchase and redemption orders; (iii) paying proceeds upon receipt from the Fund’s custodian, where relevant, in accordance with the instructions of redeeming shareholders; (iv) processing transfers of shares in accordance with the shareholder’s instructions, after receipt of appropriate documentation from the shareholder; (v) preparing and transmitting payments, or applying reinvestments for income dividends and capital gains distributions declared by the Fund, after deducting any amount required to be withheld by any applicable laws, rules, and regulations and in accordance with shareholder instructions; (vi) serving as the Fund’s agent in connection with systematic plans including, but not limited to, systematic investment plans, systematic withdrawal plans, and systematic exchange plans; (vii) making changes to shareholder records, including, but not limited to, address, and plan changes (e.g., systematic investment and withdrawal and dividend reinvestment); (viii) handling load and multi-class processing, including rights of accumulation and purchases by letters of intent; (ix) recording the issuance of shares of the Fund and maintaining a record of the total number of shares of the Fund which are authorized, issued, and outstanding; (x) preparing ad-hoc reports as necessary at prevailing rates; (xi) delivering shareholder reports and this Memorandum to current shareholders; (xii) preparing and filing U.S. Treasury Department Forms 1099 and other appropriate information returns required with respect to dividends and distributions for all shareholders; (xiii) providing shareholder account information upon shareholder request, and preparing and delivering confirmations and statements of account to shareholders for all purchases, redemptions, and other confirmable transactions as agreed upon with the Fund; (xiv) answering correspondence from shareholders, securities brokers, and others relating to the Administrator’s duties hereunder; (xv) calculating average assets held in shareholder accounts for purposes of paying Rule 12b-1 and/or shareholder servicing fees as directed by the Fund; and (xvi) providing service and support to financial intermediaries.
XIII.	Custodian
U.S. Bank, National Association, located at Lunken Operations Center, CN-OH-L2GL, 5065 Wooster Road, Cincinnati, Ohio 45226, serves as Custodian of the Fund.  The Fund has entered into a custody agreement with the Custodian under which the Custodian provides custodian services to the Fund.
XIV.	Distributor
Dynasty Securities, LLC, located at 200 Central Avenue, 15th Floor, St. Petersburg, Florida 33701, will act as the non-exclusive distributor for the Fund’s Shares and will serve in that capacity on a best efforts basis, subject to various conditions.  Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund.  The Distributor may retain additional selling agents or other financial intermediaries to place Shares in the Fund.  Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth herein.

XV.	Fund Expenses
General
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to the Fund, and the base compensation, bonus, and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Adviser.  The Fund will bear all other costs and expenses of its operations, administration, and transactions, including (without limitation): the cost of its organization and any of its offerings, including public and private offerings; the cost of calculating its net asset value, including the cost of any third-party valuation services; the cost of effecting any sales and repurchases of Shares and other securities; fees and expenses payable under any dealer manager agreements, if any, and any selling agent or selected dealer agreements, if any; interest, fees, debt service, and other costs of borrowings, guarantees, or other financing arrangements, including the arranging thereof and related legal expenses; all fees, costs, and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks, and other financing sources; costs of derivatives and hedging; expenses, including travel, entertainment, lodging, and meal expenses, incurred by the investment adviser to the Fund, or payable to third parties, in evaluating, developing, negotiating, structuring, and performing due diligence on prospective portfolio investments and portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights; escrow agent, transfer agent, and custodial fees and expenses; fees and expenses associated with marketing efforts; federal and state registration fees, and any fees payable to rating agencies; federal, state, and local taxes; independent trustees’ fees and expenses, including travel, entertainment, lodging, and meal expenses and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent trustees; costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, and the compensation of professionals responsible for the preparation of the foregoing; the costs of any reports, proxy statements, or other notices to shareholders (including printing and mailing costs), the costs of any shareholder or trustee meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters; commissions and other compensation payable to brokers or dealers; research and market data; fidelity bond, trustees, and officers errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, telephone, and staff; fees and expenses associated with independent audits, outside legal, and consulting costs; costs of winding up; costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes; extraordinary expenses (such as litigation or indemnification); and costs associated with reporting and compliance obligations under the Investment Company Act and Investment Advisers Act of 1940, as amended, and applicable federal, state, and non-U.S. securities laws.
In addition, the Fund will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities hereunder, it being understood and agreed that, except as otherwise provided in the Administration Agreement or in any other related agreement, written arrangement, or set of policies, the Administrator will be solely responsible for the compensation of its employees and overhead expenses of the Administrator.
Expense Limitation Arrangement
Pursuant to the Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid from, and/or to assume expenses of the Fund, if required to ensure that Specified Expenses do not exceed 4.0% of the total capital commitments of the Fund’s shareholders determined as of the beginning of each calendar month.  “Specified Expenses” of the Fund mean all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) the Management Fee; (ii) any distribution and/or servicing fees; (iii) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including management fees, performance-based incentive fees, and administrative service fees); (iv) fees payable to third parties in connection with the sourcing or identification of portfolio investments; (v) brokerage costs; (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (vii) transaction-related expenses associated with consummated and unconsummated transactions, including legal costs, sourcing fees, due diligence related fees, structuring, and advisory costs, costs of third party consultants, and brokerage commissions, associated with the acquisition, disposition, and maintenance of investments; (viii) acquired fund fees and expenses; (ix) taxes; (x) litigation; and (xi) extraordinary expenses (as determined in the sole discretion of the Adviser).
For a period not to exceed three years from the month in which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the Expense Limit in effect at the time of the Waiver, and (b) the Expense Limit in effect at the time of the recoupment.  The Expense Limitation Agreement has a term of one year from the date of its execution, and will be subject to renewal thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees and the Adviser.  The Expense Limitation Agreement may be terminated by the Fund’s Board upon thirty days’ written notice to the Adviser.
Management Fee Waiver Agreement
Pursuant to a Management Fee Waiver Agreement between the Fund and the Adviser, the Adviser has contractually agreed to waive 40% of the Management Fee it is entitled to receive from the Fund pursuant to the Investment Advisory Agreement for the two-year period following the initial closing date of the subscription for Shares of the Fund.  The Adviser may not seek reimbursement from the Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreement.  The Management Fee Waiver Agreement will continue until the expiration of the two-year period set forth above, at which time it will terminate unless otherwise agreed to in writing by the parties.  In addition, the Management Fee Waiver Agreement will terminate upon termination of the Investment Advisory Agreement.
Organizational and Offering Costs
Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization.  The Fund’s initial offering costs include, among other things, legal, accounting, printing, and other expenses pertaining to this offering.
The Adviser will bear certain of the Fund’s organizational costs and the initial offering costs associated with the Fund’s continuous offering of Shares pursuant to the Expense Limitation Agreement between the Fund and the Adviser.  The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the current Expense Limit or the Expense Limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

XVI.	Purchases of Shares
To submit a Capital Commitment to purchase Shares, a prospective investor must submit a completed Subscription Agreement on or prior to the acceptance date set by the Fund.  The Fund intends to hold the initial closing as soon as practicable following the commencement of the private offering and, thereafter, may hold one or more additional closings on such other dates, as determined by the Adviser in its sole discretion, as additional Capital Commitments are obtained.  The Fund may hold the final closing on such other date as may be determined in the sole discretion of the Adviser.
An existing Shareholder generally may make an additional Capital Commitment by completing an additional subscription form by the acceptance date and funding such amounts pursuant to the increased Capital Commitment by the deadline set by the Fund.  The Fund reserves the right to accept or reject, in its sole discretion, any Capital Commitment or Drawdown Purchase of Shares at any time.  The Fund also reserves the right to suspend or terminate offerings of Shares at any time.  Unless otherwise required by applicable law, any amount received in advance of a Drawdown Purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any fees or expenses.
The Shares for each share class initially will be issued at a purchase price of $10.00 per Share.  Thereafter, the purchase price for the Shares is based on the NAV per Share as of the date such Shares are purchased.  The minimum initial investment in Class I Shares is $100,000, which amount may be reduced or waived by the Fund in its sole discretion.  Investors subscribing through a given financial intermediary may have Shares aggregated to meet these minimums, so long as denominations are not less than $100,000 (which amount may be reduced or waived by the Fund in its sole discretion).
The minimum additional investment in the Fund by any investor will be $5,000.  The minimum subsequent investment amount does not apply to purchases made under any DRIP.  The Fund and the Adviser reserve the right to reject a purchase order for any reason.  Shareholders do not have the right to redeem their Shares.
In addition, Class I Shares are generally being offered only to Eligible Investors that are either (i) U.S. persons for U.S. federal income tax purposes; or (ii) non-U.S. persons in compliance with Regulation S promulgated under the 1933 Act and other applicable law.  The qualifications required to invest in the Fund will be set forth in the Subscription Agreement, which must be completed by each prospective investor.  The Adviser may, in its sole discretion, decline to admit any prospective investor.  Each investor whose subscription for Shares is accepted by the Fund or its designee will become a Shareholder of the Fund.
Each Shareholder is required to fund all or a portion of their Capital Commitments to purchase Shares up to the amount of their respective Capital Commitments on an as-needed basis each time the Fund delivers a Drawdown Notice.  The Adviser will deliver each Drawdown Notice at least seven business days prior to the Drawdown Date which shall set forth (i) the aggregate Drawdown Amount; (ii) the Drawdown Date; and (iii) wire instructions for funding the capital call.  All purchases pursuant to a Drawdown Notice will generally be made pro rata, in accordance with the remaining Capital Commitments of all Shareholders, at a per-share price equal to the then-current NAV per Share as determined on a Determination Date (as defined below) occurring no later than 48 hours (excluding Sundays and holidays) prior to the Drawdown Date.
Capital Commitments may be called in the discretion of the Adviser during the Commitment Period to fund investments and for other Fund purposes.  An investor may make one or more additional Capital Commitments, each of which shall be irrevocable and, solely with respect to the amount of such additional Capital Commitment, subject to a Commitment Period for two years after such commitment.  At least 120 days before the end of the applicable Commitment Period for a Capital Commitment (the initial Capital Commitment and any additional Capital Commitment), the Adviser will notify the investor of the extension of the Commitment Period of the initial Capital Commitment amount for an additional year.  Unless the investor objects to such extension at least 60 days before the end of the applicable Commitment Period, the Commitment Period will be extended for a period of one year.
A Capital Commitment may be drawn upon after the expiration of a Commitment Period solely to make: (i) investments committed to or in progress prior to the end of the Commitment Period (including, for example, investments in delayed draw loans and revolving credit facilities and unsettled trades); (ii) investments under consideration by the Adviser prior to the end of the Commitment Period pursuant to an executed term sheet; (iii) short term cash equivalent investments; or (iv) investments (A) deemed necessary, desirable, or appropriate by the Adviser in order to preserve, protect, enhance, or support an existing investment, including but not limited to any financing transaction with respect to any investments and any refinancing or restructuring of any existing investments intended to preserve, protect, enhance or support existing investments, or (B) that are follow-on investments in entities or issuers in which the Fund has previously invested, or that are with counterparties with whom the Fund has previously invested, or affiliates of such entities or counterparties or are otherwise related to existing investments, including underlying portfolio companies or issuers of debt securities; provided, that (a) no amount can be drawn down pursuant to clause (iv) following one year after the end of the applicable Commitment Period, unless, at least 120 days before the end of the year after the Commitment Period, the Adviser notifies the investor of the total dollar amount that can be drawn down pursuant to clause (iv) and the investor does not object to such amount at least 90 days before the end of the year after the Commitment Period, and (b) the amounts drawn down for the investments described in clause (iv) of this paragraph made after the end of the Commitment Period will not exceed 15% of the aggregate capital commitment amount, and (c) any amount drawn down for a single investment/issuer described in clause (iv) that exceeds 3% of the aggregate capital commitment amount requires the Adviser to notify the investor.
The Adviser generally intends to call and deploy substantially all of an investor’s Capital Commitment, and obtain leverage thereon, within one year.
The Fund retains the right, in the Adviser’s sole discretion, to drawdown capital on a non-pro rata basis, including as the Adviser deems necessary or desirable to prevent the assets of the Fund from constituting “plan assets” under ERISA or Section 4975 of the Code, as otherwise necessary or desirable to comply with ERISA or any other applicable legal, regulatory, tax or similar regimes, or to otherwise accommodate the legal, tax, regulatory or fiscal concerns of certain Shareholders.  To accommodate the legal, tax, regulatory or fiscal concerns of certain prospective investors, the Adviser may determine to allow certain investors to fully fund their Capital Commitment at their relevant closing.
The Fund currently expects that it will draw all Capital Commitments and that Shareholders will be released from any further obligation to fund capital calls and purchase additional Shares on or prior to the Private Placement Close Date; provided that, the Final Drawdown Date may be modified and/or extended by the Adviser in its sole discretion.

Exchanging Shares
Subject to the receipt of exemptive relief to offer multiple classes of Shares, Shares of one class of the Fund may be exchanged at any time, at a Shareholder’s option, directly for Shares of another class of the Fund (an “intra-fund exchange”), subject to the terms and conditions described below and provided that the Shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such Shareholder seeks to exchange.  Shares of one class of the Fund will be exchanged for Shares of a different class of the Fund on the basis of their respective NAVs.  Ongoing fees and expenses incurred by a given Share class will differ from those of other Share classes, and a Shareholder receiving new Shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange.
Shares Purchased or Held Through Financial Intermediaries
While neither the Fund nor the Distributor impose an initial sales charge on Class I Shares, if a prospective investor buys Class I Shares through certain financial firms, they may directly charge such investor transaction or other fees in such amount as they may determine.  Shareholders are urged to consult their financial firm for additional information.
Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures established by those intermediaries, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Prospective investors who purchase Shares through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Memorandum in conjunction with any materials and information provided by their financial intermediary.
The availability of sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Shares.  There are currently no sales charge waivers, discounts and/or breakpoints available through any specific financial intermediary required to be disclosed by the Fund.  Any such sales charge waivers, discounts and/or breakpoints will be set forth in an appendix to the Memorandum.
XVII.	Transferability of Shares
With respect to Class I Shares, a Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Fund (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, is an Eligible Investor and otherwise meets any requirements imposed by the Fund with respect to investor eligibility and suitability.  Such notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee.  In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.  Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.
In the event that the Fund registers its Shares under the 1933 Act in the future, such transfer restrictions generally will no longer apply to 1933 Act-registered Shares, including any Class I Shares.
XVIII.	Share Repurchase Program
The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of a Shareholder’s Shares, makes periodic offers to repurchase Shares.  No Shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure.  No public market for the Shares exists, and none is expected to develop in the future.  Consequently, Shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.
The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding Shares, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule.  For these purposes, a “majority” of the Fund’s outstanding Shares means the vote of the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).  Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each semi-annual repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board.  The schedule requires the Fund to make repurchase offers every six months.  The Fund expects to make its initial repurchase offer during its fourth full quarter of investment operations.

Repurchase Dates
The Fund will make semi-annual repurchase offers every six months.  As discussed below, the Repurchase Pricing Date for Shares is expected to occur on the same day as the Repurchase Request Deadline, but will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).
Repurchase Request Deadline
No less than 21 days and more than 42 days before each Repurchase Request Deadline, a written notification will be published and/or distributed to Shareholders or financial intermediaries that sets forth, among other things:
•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.
•	The date on which a Shareholder’s repurchase request is due (i.e., the Repurchase Request Deadline).
•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (i.e., the Repurchase Pricing Date).
•	The date by which the Fund will pay to Shareholders the proceeds from their Shares accepted for repurchase.
•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which Shareholders may ascertain the NAV.
•	The procedures by which Shareholders may tender their Shares and the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.
•	The circumstances in which the Fund may suspend or postpone the repurchase offer.
This notice may be included in a Shareholder report or other Fund document.  The Repurchase Request Deadline will be strictly observed.  If a Shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the Shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer.  Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.
Determination of Repurchase Price and Payment for Shares
The Repurchase Pricing Date will generally occur on the same date as the Repurchase Request Deadline, but in all instances must occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).  The Fund expects to distribute payment to Shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date.  The Fund’s NAV per Share may change materially between the date a repurchase offer is sent and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date.  The method by which the Fund calculates NAV is discussed below in Section XXII – “Net Asset Valuation.”
Repurchase Fee on Shares Repurchased within One Year of Purchase
A 2.00% Early Repurchase Fee payable to the Fund will be charged with respect to any repurchase of a Shareholder’s Shares at any time prior to the one-year anniversary of the purchase of a Shareholder’s Class I Shares, on a “first in-first out” basis.  The Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund, including in the case of repurchase requests: (i) arising from the death or qualified disability of a Shareholder; (ii) submitted by discretionary model portfolio management programs (and similar arrangements); (iii) from feeder funds (or similar vehicles) primarily created to hold the Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iv) in the event that a Shareholder’s Shares are repurchased because the Shareholder has failed to maintain a $10,000 minimum account balance; and (v) in certain other limited circumstances.  To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class.
A prospective investor’s financial adviser or other financial intermediary may charge service fees for handling Share repurchases.  In such cases, there may be fees imposed by the intermediary on different terms (and subject to different exceptions) than those set forth above.  A prospective investor is urged to consult its financial adviser or other financial intermediary for details.

Suspension or Postponement of Repurchase Offers
The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.  The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (ii) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.
Oversubscribed Repurchase Offers
There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares.  In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund.  If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.  This policy, however, does not prohibit the Fund from (i) accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than one hundred Shares and who tender all of their Shares for repurchase, before prorating Shares tendered by others, or (ii) accepting by lot Shares tendered by Shareholders who request repurchase of all Shares held by them and who, when tendering their Shares, elect to have either (A) all or none or (B) at least a minimum amount or none accepted, if the Fund first accepts all Shares tendered by Shareholders who do not make this election.
If any Shares that a Shareholder wishes to tender to the Fund are not repurchased because of proration, such Shareholder will have to wait until the next repurchase offer and resubmit a new repurchase request, and such Shareholder’s repurchase request will not be given any priority over other Shareholders’ requests.  Thus, there is a risk that the Fund may not purchase all of the Shares a Shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer.  In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.
There is no assurance that you will be able to tender your Shares when or in the amount that you desire.
Consequences of Repurchase Offers
From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer.  For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline.  The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.
If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.  There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.
These and other possible risks associated with the Fund’s repurchase offers are described under Section VIII – “Risk Factors and Special Considerations – Repurchase Offers Risk” above.  In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase.  For a discussion of these tax consequences, see Section XXIV – “U.S. Federal Income Tax Considerations” below.
XIX.	Proxy Voting Policies and Procedures
Prior to commencing investment operations, the Fund will adopt policies and procedures to determine how to vote proxies relating to portfolio securities, including procedures that address when a vote presents a conflict between the interests of the Shareholders, on the one hand, and those of the Adviser, the Distributor, or any affiliated person of the Fund, the Adviser, or the Distributor, on the other hand.  The Fund will vote proxies in accordance with such policies and procedures.

XX.	Code of Ethics
The Fund has adopted a code of ethics pursuant to Rule 17j-1 under 1940 Act and, in accordance with Rule 17j-1 of the 1940 Act, each of the Fund, the Adviser, and the Distributor has adopted a code of ethics (each, a “CoE,” and together, the “CoEs”).  The CoEs are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser, the Distributor, or the Fund.  The CoEs identify the specific employees, officers, or other persons who are subject thereto and all are required to abide by the provisions thereunder.  Persons covered under the CoEs may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.
Under the CoEs adopted by the Fund, Adviser, and Distributor, personal trading is subject to specific restrictions, limitations, guidelines, and other conditions as set forth in each CoE.
On an annual basis, or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the CoEs including information about any material violations of the CoEs.  The CoE covering the Fund, Adviser, and Distributor will be on public file as an exhibit to the Fund’s registration statement with the SEC.
XXI.	Brokerage Transactions
Since the Fund will generally acquire and dispose of the majority of its investments in privately negotiated transactions, it will use broker-dealers in a limited capacity in the normal course of its business.  Subject to policies established by the Board, if any, the Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions.
The Adviser intends to use broker-dealers who will hold Fund assets and execute transactions on terms that are overall most advantageous when compared to other available providers and their services.  A range of factors will be considered, including but not limited to: (i) combination of transaction execution services along with asset custody services (generally without a separate fee for custody); (ii) capability to execute, clear, and settle trades (buy and sell securities for Fund accounts); (iii) capabilities to facilitate transfers and payments to and from Fund accounts (wire transfers, check requests, and bill payment); (iv) breadth of investment products made available (stocks, bonds, mutual funds, and exchange traded funds); (v) availability of investment research and tools that assist in making investment decisions; (vi) quality of services; (vii) competitiveness of the price of those services (commission rates, margin interest rates, and other fees) and willingness to negotiate them; (viii) reputation, financial strength, and stability of the provider; and (ix) prior service to the Adviser and its other clients.
While the Adviser generally will seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available.  Subject to applicable legal requirements, the Adviser may select a broker-dealer based partly upon brokerage or research services provided to it and the Fund and any other clients.  In return for such services, the Fund may pay a higher commission than other broker-dealers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.
XXII.	Net Asset Valuation
The Fund will calculate the NAV of the Class I Shares as of NYSE Close on each Determination Date, including on Thursday of each calendar week (or, if any Thursday is not a business day, the Friday thereafter); provided that, the Fund’s shares will be valued as of the NYSE Close (i) on each of the five business days immediately preceding each Repurchase Request Deadline (as defined below), (ii) as of the Repurchase Pricing Date, (iii) as of the date of any distribution, and (iv) at such other times as the Board shall determine.
The Board has designated the Adviser as its “valuation designee” to perform fair value determinations in good faith for investments held by the Fund without readily available market quotations, subject to the oversight of the Board and in accordance with the Adviser’s valuation policy and procedures.  The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the NAV of each class of Shares, including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable, and any borrowings of the Fund), each determined as of the relevant day.  The NAV of Class I Shares will be calculated based on the fees and expenses applicable to such class.  In the event the Fund offers additional classes of Shares in the future, subject to the receipt of SEC exemptive relief, it is expected that the NAV of such classes of Shares will vary over time as a result of the differing fees and expenses applicable to each class.
The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable.  The Adviser generally will value the Fund’s investments in accordance with Certification Topic ASC 820 of the Financial Accounting Standards Board (“ASC 820”), which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements.  ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date.  Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact.  In accordance with ASC 820, the Fund generally considers its principal market to be the market that has the greatest volume and level of activity.  ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value.
Investments for which market quotations are readily available are generally valued at the average bid price of those market quotations.  To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations.  Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of the Fund’s investments, are valued at fair value as determined in good faith by the Adviser, who is, as the valuation designee, solely and ultimately responsible for such determination.  The Adviser may consider, as one input among others, certain procedures performed by one or more independent third-party valuation firm(s) engaged at the direction of the Adviser.  Pursuant to the terms of the applicable engagement agreement(s) and the valuation policy, the services of any such independent valuation firm(s) will consist of certain limited procedures that the Adviser requests the independent valuation firm(s) to perform, which will be based upon data and assumptions provided by the Adviser and third-party sources that the independent valuation firm(s) will not independently verify.  The results of such procedures will be prepared solely for Adviser and may not be relied upon by any other person.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.  In accordance with Rule 2a-5 under the 1940 Act, the Adviser, as the valuation designee, conducts periodic due diligence in connection with considering whether certain external events or conditions corroborate valuation of investments.
Each quarter, the Adviser, as the valuation designee, will provide the Audit Committee a summary or description of any material fair value matters that occurred in the prior quarter and, on an annual basis, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process.  The Audit Committee oversees the valuation designee and will report to the Board, on a quarterly basis, regarding any valuation matters requiring the Board’s attention.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.  Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized.  Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale.  If the Fund were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the Fund’s financial statements.

XXIII.	Conflicts of Interest
In connection with managing investment funds and accounts other than the Fund, the Principals expect to spend a portion of their business time and attention pursuing investment opportunities for other investment funds and other than on behalf of the Fund.  The Principals and the Adviser’s other investment staff will continue to manage and monitor such investment funds and investments.  Such other investment funds and investments that the Adviser may manage may compete with the Fund or companies acquired by the Fund.
Certain investments may be allocated among the Fund and other investment funds sponsored by an affiliate of the Adviser.  The Fund is prohibited under the 1940 Act from participating in certain transactions with its affiliates absent an exemptive order from the SEC.  The Fund intends to apply for an exemptive order from the SEC that permits it to co-invest with other persons, including certain affiliated accounts managed and controlled by the Adviser.  Subject to the 1940 Act and the conditions of any such Co-Investment Exemptive Order issued by the SEC, the Fund may, under certain circumstances, co-invest with certain affiliated accounts in investments that are suitable for the Fund and one or more of such affiliated accounts.
Nilsine currently manages, and expects to manage in the future, other Nilsine Clients that invest in investments similar to those in which the Fund will be investing.  Certain investment opportunities suitable for those other Nilsine Clients are, and over time will be, suitable for the Fund.  Depending on various factors with respect to an investment opportunity, the Fund and those Nilsine Clients will compete for certain investment opportunities.  In determining which Nilsine Clients, including the Fund, should participate in such investment opportunities, the Adviser and its affiliates are subject to potential conflicts of interest among the Fund and investors in the other Nilsine Clients.
The Fund may invest, together with other Nilsine Clients, in the manner set forth in the relevant governing documents, in accordance with Nilsine’s allocation policies and procedures and otherwise consistent with applicable law and, where applicable, the Co-Investment Exemptive Order.  For instance, Nilsine may direct certain relevant investment opportunities to those Nilsine Clients or cause the Fund to co-invest alongside such Nilsine Clients.  The Fund may also make investments in or otherwise transact with a portfolio company in a manner that would allow (i) other Nilsine Clients to redeem or realize their interest in such portfolio company, or (ii) the investment manager in which a Nilsine Client is invested to crystalize or receive carried interest or a similar performance distributions.  In the event that the available amount of an investment opportunity in which the Fund will invest exceeds an amount appropriate for the Fund, such excess may also be offered to one or more other potential investors, including other Nilsine Clients.
The Adviser’s allocation of investment opportunities among the Fund and any of the other investment funds sponsored or accounts managed by the Adviser may not always, and often will not, be proportional.  In general, the Adviser’s process for making an allocation determination includes an assessment by the Adviser as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Fund or another investment fund or account) is suitable for the Fund or other investment fund or account.  In making this assessment, the Adviser may consider a variety of factors, including: (i) the investment objectives, guidelines and strategies applicable to the investment fund or account; (ii) the nature of the investment, including its risk-return profile and expected holding period; (iii) portfolio diversification and concentration concerns; (iv) the liquidity needs of the investment fund or account; (v) the ability of the investment fund or account to accommodate structural, timing, and other aspects of the investment process; (vi) the life cycle of the investment fund or account; (vii) legal, tax, and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to certain co-investment transactions); (viii) compliance with existing agreements of the investment fund or account; (ix) the available capital of the investment fund or account; (x) diversification requirements for BDCs or registered investment companies operating as “regulated investment companies” under Subchapter M of the Code; (xi) the gross asset value and NAV of the investment fund or account; (xii) the current and targeted leverage levels for the investment fund or account; and (xiii) portfolio construction considerations.  The relevance of each of these criteria will vary from investment opportunity to investment opportunity.  In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Adviser may afford prior decisions precedential value.
If, through the foregoing analysis, the Adviser determines an investment opportunity to be appropriate for multiple investment funds or accounts, the Adviser generally will determine the appropriate size of the opportunity for each such investment fund or account.  If there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.  In the event there are restrictions, including capacity constraints, the Adviser will determine allocations in a manner that is fair and equitable over time.
Certain allocations may be more advantageous to the Fund relative to one or all of the other investment funds or accounts, or vice versa.  The Fund might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with such other investment funds or accounts.  While the Adviser will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time to the Fund, there can be no assurance that the Fund’s actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.
Additionally, conflicts of interest can arise if the Fund makes an investment in a portfolio company, whether directly or indirectly through a structured and/or securitized products or vehicles or otherwise, in conjunction with an investment made by another investment fund or account sponsored by the Adviser or an affiliate.  For instance, the Fund or structured products or vehicles through which it invests, may not invest in a portfolio company through the same investment vehicles, have the same access to credit or employ the same hedging or investment strategies as such other investment fund or account sponsored by the Adviser or an affiliate.  This may result in differences in price, investment terms, leverage and associated costs between the Fund or structured products or vehicles through which it invests and any other investment fund sponsored by the Adviser or an affiliate.  There can be no assurance that the Fund or structured products or vehicles through which it invests and the other investment fund(s) or account(s) sponsored by the Adviser or an affiliate will exit the investment at the same time or on the same terms, and there can be no assurance that the Fund’s return on such an investment will be the same as the returns achieved by any other investment fund or account participating in the transaction.  With respect to investments in a structured product or vehicle, the Adviser may not control or manage such structured product or vehicle and thus may not have the same opportunity to manage or influence the outcome of any potential conflict of interests that may arise as a result of such structured product or vehicle investing in a portfolio company alongside another investment fund or account sponsored by the Adviser or an affiliate.  Given the nature of these conflicts, there can be no assurance that the resolution of these conflicts will be beneficial to the Fund.
Conflicts of interest can arise if the Fund invests in a portfolio company or a structured product or vehicle with which other Nilsine Clients, Principals, or employees of Nilsine have a business relationship.  A Nilsine Client, Principal, or employee of Nilsine may have investments in different parts of the capital structure of a portfolio company (either held directly or indirectly through a structured product or vehicle) as further detailed below, may have an investment in the sponsor of a structured product or vehicle or may have other business relationships with the portfolio company or structured product or vehicle, as applicable, either before or during the time which the Fund holds an investment in such portfolio company.  These other business relationships may cause the Adviser and its affiliates to take different actions with respect to the Fund’s investment than would otherwise occurred had no other business relationships with Nilsine Clients, Principals, or employees of Nilsine existed.
Conflicts of interest also can arise if the Fund purchases an interest in a structured product or vehicle, or invests in a portfolio company by purchasing interests from a third party, and a Nilsine Client, Principal, or employee of Nilsine owns an interest in the structured product or vehicle, the counterparty to the transaction or an affiliate thereof.  To the extent such investment opportunities are presented to the Adviser, the Adviser would undertake an assessment as to the interest in the structured product or vehicle, the counterparty to the transaction or an affiliate thereof held by the Nilsine Client, Principal, or employee of Nilsine and determine whether it is in the Fund’s best interest to invest in such an opportunity.  The Adviser has procedures in place to assist in the identification and management of these types of conflicts of interest.

Where the Adviser, its affiliates, Principals, employees of Nilsine or other investment funds managed by Nilsine invest in different parts of the capital structure of a portfolio company, their respective interests would diverge significantly in the case of financial distress of the company.
The Adviser faces a variety of potential conflicts of interest when it determines allocations of various fees and expenses to the Fund.  The Adviser intends to allocate common expenses in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement.  With respect to broken deal expenses, such expenses will generally be allocated among all eligible funds and accounts in a manner that is fair and equitable over time and in accordance with policies adopted by the Adviser and the Investment Advisory Agreement.  In other cases, from time to time, the Fund may bear a higher portion of a shared expense, but receive a smaller benefit, relative to other beneficiaries of services to which such shared expense relates.  In addition, from time to time the Fund may incur higher costs for services due to such service being utilized by multiple beneficiaries or for other reasons.  By way of example, the Fund could potentially bear higher insurance premiums in connection with policies that cover multiple investment funds or accounts managed by the Adviser or its affiliates, and/or the Adviser or such affiliates themselves.  Further, the Adviser reserves the right to consider each eligible fund’s strategy as a component of its allocation of investment expenses, and as a general matter will not allocate expenses associated with one fund’s equity investment to a different fund’s credit investment, or vice versa, even if the two investments are in the same portfolio company.
The Adviser and its affiliates expect to also, from time to time, employ personnel with ownership interests in or who were employed by portfolio companies owned by the Fund or other Nilsine Clients; conversely, former personnel or executives of the Adviser or its affiliates may serve in significant management roles at portfolio companies or service providers recommended by the Adviser or its affiliates.  Similarly, the Adviser, its affiliates and/or their personnel maintain relationships with (or may invest in) financial institutions, service providers and other market participants, including investment advisers, banks, brokers, financial advisors, consultants, finders (including executive finders and portfolio company finders), executives, attorneys, accountants, institutional investors, family offices, lenders, current and former employees, and current and former portfolio company executives, as well as certain family members or close contacts of these persons.  Certain of these persons or entities will invest (or will be affiliated with an investor) in, engage in transactions with and/or provide services (including services at reduced rates) to, the Adviser, its affiliates and/or the Fund or other Nilsine Clients.  The Adviser has a conflict of interest with the Fund in recommending the retention or continuation of a third-party service provider to the Fund or a portfolio company owned by the Fund if such recommendation, for example, is motivated by a belief that the service provider or its affiliate(s) will continue to invest in one or more funds Nilsine advises, will provide Nilsine information about markets and industries in which Nilsine operates (or is contemplating operations) or will provide other services that are beneficial to Nilsine.  The Adviser has a conflict of interest in making such recommendations, in that the Adviser has an incentive to maintain goodwill between itself and the existing and prospective portfolio companies for the Fund and other Nilsine Clients, while the products or services recommended may not necessarily be the best available to the portfolio companies held by the Fund.
Over the life of the Fund, the Adviser may exercise its discretion to recommend to the Fund or to a portfolio company thereof that it contract for services with various service providers, potentially including, among others: (i) the Adviser (or an affiliate, which may include other portfolio companies of the Fund or other Nilsine Clients) and at rates determined or substantively influenced by the Adviser; (ii) an entity with which the Adviser or its affiliates or current or former members of their personnel has a relationship or from which such person derives a financial or other benefit; or (iii) a Shareholder (or an investor in another Nilsine Client) or its affiliates.  Such an action would subject the Adviser to potential conflicts of interest, because although in such circumstances it intends to select service providers that it believes are aligned with its operational strategies and that will enhance portfolio company performance, the Adviser may have an incentive to recommend the related or other person because of its financial or business interest.  Additionally, there is a possibility that the Adviser, because of such incentive or for other reasons (including whether the use of such persons could establish, recognize, strengthen or cultivate relationships that have the potential to provide longer-term benefits to the Adviser, the Fund, Nilsine, or Nilsine Clients), may favor such retention or continuation even if a better price and/or quality of service provider could be obtained from another person.  Whether or not the Adviser has a relationship with or receives financial or other benefit from recommending a particular service provider, there can be no assurance that no other service provider is more qualified to provide the applicable services or could provide such services at lesser cost.
The Adviser or its affiliates may have incentives to favor their respective other accounts and clients over the Fund, which will result in conflicts of interest that could be harmful to the Fund.  Because Nilsine manages assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans, co-investment vehicles and certain high net worth individuals), certain conflicts of interest are present.  For instance, the Adviser and its affiliates are expected to receive asset management performance-based, or other fees from certain accounts that are higher than the fees received by the Adviser from the Fund.  In those instances, the Adviser will have an incentive to favor the higher fee and/or performance-based fee accounts over the Fund.
In addition, a conflict of interest exists to the extent the Adviser, its affiliates, or any of their respective executives, portfolio managers, or employees have proprietary or personal investments in other investment companies, funds or accounts or when certain other investment companies, funds or accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans.  In these circumstances, the Adviser will have an incentive to favor these other investment companies, funds, or accounts over the Fund.  Nilsine will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.  See also Section VIII – “Risk Factors and Special Considerations – Risks Relating to Conflicts of Interest.”

XXIV.	U.S. Federal Income Tax Considerations
The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Shares.  The discussion below provides general tax information related to an investment in Shares of the Fund, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Shares.  It is based on the Code and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect.  In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including persons who hold the Fund’s shares as part of a straddle, hedging, or other risk reduction strategy, conversion transaction or other integrated investment, constructive sale transaction for U.S. tax purposes, Shareholders subject to the alternative minimum tax, tax-exempt organizations or governmental organizations, banks, insurance companies, brokers or dealers in securities or currencies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, traders in securities or commodities that elect mark to market treatment, pension plans and trusts, Shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, Shareholders who are not entitled to claim the benefits of an applicable income tax treaty, U.S. expatriates and former citizens or long-term residents of the United States, Shareholders and U.S. Persons that are exempt from U.S. federal income tax, RICs, real estate investment trusts, personal holding companies, persons required to accelerate the recognition of gross income as a result of such income being recognized on an applicable financial statements, persons who acquire an interest in the Fund in connection with the performance of services, Shareholders and investors in pass through entities, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners, members and owners, Shareholders that are treated as partnerships for U.S. federal income tax purposes (and investors therein), non-U.S. Shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations” (“CFCs”), passive foreign investment companies (“PFICs”), and corporations that accumulate earnings to avoid U.S. federal income tax, persons subject to the three-year holding period rule in Section 1061 in the Code, persons who hold or receive Shares pursuant to the exercise of any employee stock options or otherwise as compensation, and tax qualified retirement plans, and financial institutions.  In addition, this discussion does not discuss any aspect of U.S. state or local tax, the federal estate or gift tax or non-U.S. tax.
Such persons are urged to consult with their tax advisors as to the U.S. federal income tax consequences of an investment in the Fund, which may differ substantially from those described herein.
Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment) and is a U.S. Shareholder.
The Fund has not sought and will not seek any ruling from the IRS regarding the offering pursuant to this Memorandum or pursuant to any accompanying Memorandum supplement unless expressly stated therein, and this discussion is not binding on the IRS.  Prospective investors should be aware that the IRS may not agree with the Fund’s tax positions and, if challenged by the IRS, such tax positions might not be sustained by the courts. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.
A “U.S. Shareholder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Shares and is:
(i)	an individual who is a citizen or resident of the United States;
(ii)	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia;
(iii)	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
(iv)
a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person.

A “non-U.S. Shareholder” is a beneficial owner of Shares that is not a U.S. Shareholder nor treated as a partnership for U.S. federal income tax purposes.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level.  Any partner of a partnership holding Shares is urged to consult its tax advisors regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.
An investment in the Shares is complex, and certain aspects of the U.S. tax treatment of such investment are not certain.  Tax matters are very complicated and the tax consequences to a Shareholder of an investment in the Fund will depend on the facts of such Shareholder’s particular situation.  Shareholders are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of the Shares, as well as the effect of state, local and foreign tax laws and the effect of any possible changes in tax laws.

Taxation of the Fund
As soon as practicable, the Fund intends to elect to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code.  To qualify as a RIC for any taxable year, the Fund must, among other things, elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year, and satisfy both an income test and an asset test for such taxable year.  Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income,” and such test, the “90% Gross Income Test”); and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), securities of other RICs, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. Government Securities or securities of other RICs) of any one issuer, (y) in securities (other than securities of other RICs) of two or more issuers that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and which are determined, under regulations prescribed by the Secretary, to be engaged in the same, similar or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).  The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund.  A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (A) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (B) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income.  The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities).  The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.  In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof.  For example, the Fund may be required to hold such investments through a subsidiary that is treated as a corporation for U.S. federal income tax purposes.  In such a case, any income from such investments is generally not expected to adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income generally would be subject to U.S. corporate federal income tax (and possibly state and local taxes), which the Fund would indirectly bear through its ownership of such subsidiary.
Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer.  A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.
As a RIC, the Fund generally is not subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (or is deemed to distribute, including amounts that are reinvested pursuant to the DRIP, as described below) to its Shareholders, provided that it distributes on a timely basis (or is deemed to timely distribute) with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income for such taxable year (the “Annual Distribution Requirement”).  In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments.  The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any), and net capital gain on an annual basis.  Any taxable income, including any net capital gain, that the Fund does not distribute to its Shareholders in a timely manner (or that is not deemed to timely distribute) will be subject to U.S. federal income tax at regular corporate rates.
The Fund’s qualification and taxation as a RIC depends upon the Fund’s ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code.  However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax.  In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.
If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its Shareholders.  If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability.  In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.
A RIC will be subject to a nondeductible 4% excise tax at the Fund level on certain amounts that it fails to distribute during each calendar year.  In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year); and (iii) any ordinary income and capital gains for previous years that were not distributed during those years (the “Excise Tax Distribution Requirement”).  For purposes of determining whether the Fund has met the Excise Tax Distribution Requirement, (x) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year, and (y) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax in the taxable year ending within the relevant calendar year.  The Fund may be liable for the excise tax only on the amount by which the Fund does not meet the foregoing distribution requirement.  In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from its underlying investments, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement.  If the Fund underestimates that amount, it will be subject to the excise tax.  In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon.  In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

The Fund may have investments, either directly or through entities that are treated as partnerships in which the Fund invests, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income.  For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends.  Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year.  The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated to it as a result of its investments in entities treated as partnerships for U.S. federal income tax purposes.  Because any amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to the Fund’s Shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received the corresponding cash amount.  A portfolio company in which the Fund invests may face financial difficulty that requires it to work-out, modify or otherwise restructure our investment in the portfolio company.  Any such restructuring could, depending on the specific terms of the restructuring, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement, or result in unusable capital losses and future non-cash income.  Any such reorganization could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.
If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend.  In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Shares.  Limits on the Fund’s ability to pay dividends on Share may prevent the Fund from meeting the Annual Distribution Requirement, and may therefore jeopardize the Fund’s qualification for taxation as a RIC or subject the Fund to income or excise tax on undistributed income.  The Fund will endeavor to avoid restrictions on its ability to make dividend payments.  If the Fund is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC, will be paid to the holders of the preferred shares as a special distribution.  This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long- term capital losses). If the Fund’s deductible expenses in a given year exceed investment company taxable income, the Fund would experience a net operating loss for that year.  However, a RIC is not permitted to carry forward net operating losses to subsequent years, so these net operating losses generally will not pass through to Shareholders.  In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain.  Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income.  Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years.  Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.  The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration.  The Fund must apply such carryforwards first against gains of the same character.  Further, the Fund’s deduction of net business interest expense is generally limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.”  It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders.  Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that it is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.
In determining its net capital gain, including in connection with determining the amount available to support a distribution of net capital gain, its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business).  Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the excise tax distribution requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.
If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).  Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

Tax Consequences of a Period Prior to RIC Qualification; Failure to Qualify as a RIC
While the Fund intends to elect to be treated as a RIC as soon as practicable, there may be a period during which the Fund does not qualify as a RIC.  If the Fund has net taxable income prior to the Fund’s qualification as a RIC, the Fund will be subject to U.S. federal or state income tax on such income.  The Fund would not be able to deduct distributions to Shareholders, nor would they be required to be made.  Distributions, including distributions of net long-term capital gain, would generally be taxable to the Fund’s Shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits.  Subject to certain limitations under the Code, corporate Shareholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate Shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax.  Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.  In order to qualify as a RIC, in addition to the other requirements discussed above, the Fund would be required to distribute all of the Fund’s previously undistributed earnings and profits attributable to any period prior to the Fund becoming a RIC by the end of the first year that it intends to qualify as a RIC.  If the Fund has any net built-in gains in its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) as of the beginning of the first year that the Fund qualifies as a RIC, the Fund would be subject to a corporate-level U.S. federal income tax on such built-in gains if and when recognized over the next five years. Alternatively, the Fund may elect to recognize such built-in gains immediately prior to the Fund’s qualification as a RIC.
If the Fund has previously qualified as a RIC but fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).  If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.
If, before the end of any quarter of the Fund’s taxable year, the Fund believes that it may fail the Diversification Tests, the Fund may seek to take certain actions to avert a failure.  However, the action frequently taken by RICs to avert a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of its investments.
If the Fund has previously qualified as a RIC but fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders.  Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes.  Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits.  Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction.  Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.
The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year and will satisfy the Annual Distribution Requirement.
Taxation of US Shareholders
Distributions
Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to the Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes, whether paid in cash or reinvested in additional shares.  Federal taxes on the Fund’s distributions of capital gains are determined by how long the Fund is owned or is deemed to have owned the investments that generated the capital gains, rather than how long a Shareholder has owned the Shares. Properly reported distributions (or deemed distributions, as described above), if any, of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) will be taxable as long-term capital gains includible in a Shareholder’s net capital gains and taxed to individuals at reduced rates.  Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you as ordinary income.  The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year.  As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s basis in its Shares (but not below zero).  To the extent that the amount of any such distribution exceeds the Shareholder’s basis in its Shares, the excess will be treated as gain from a sale or exchange of the Shares.  If the Fund issues preferred shares, its earnings and profits must be allocated first to such preferred shares, and then to the Shares, in each case on a pro rata basis.
Distributions out of the Fund’s current and accumulated earnings and profits will not be eligible for the 20% pass-through deduction under Section 199A of the Code.
A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income.  For example, interest and original issue discount derived by the Fund will constitute ordinary income.  In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis.  In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of income earned by the fund.  Dividends distributed by the Fund to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of properly reported distributions of qualifying dividends received by the Fund.  In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares.  Properly reported distributions of “qualified dividend income” to an individual or other non-corporate Shareholder made or deemed made by the Fund will be subject to tax at reduced maximum rates, provided that the Shareholder meets certain holding period and other requirements with respect to its Shares. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.  Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate Shareholders) or for treatment as “qualified dividend income” (in the case of individual Shareholders).  A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code.  Corporate U.S. Shareholders are urged to consult tax advisors in determining the application of these rules in their particular circumstances.
In this regard, it is not expected that a significant amount of distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to long-term capital gains applicable to qualifying dividends or the dividends-received deduction available to corporations under the Code.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to the DRIP.  Unless a Shareholder elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Fund’s distribution reinvestment plan.  If the price of Shares is below NAV, Shareholders receiving distributions in the form of additional Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash.  If the Fund issues additional Shares with a fair market value equal to or greater than NAV, however, Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares.  The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.
The Fund has the ability to declare a large portion of a dividend in Shares.  As long as the aggregate amount of cash available to be distributed to all Shareholders is at least 20% of the aggregate declared distribution and certain other requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a U.S. Shareholder will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even if most of the dividend is paid in Shares.  If Shareholders purchase Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of his, her or its investment.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as undistributed capital gains in a notice to its Shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
In order to utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year.  The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”
A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid.  For U.S. federal income tax purposes, the tax basis of shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph.  To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year.  The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”  The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short- term capital losses.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code.  Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis.  The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of its business interest income over the sum of its (i) business interest expense and (ii) other deductions properly allocable to its business interest income.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year.  Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.  Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.
The Fund will not be considered to be a “publicly offered” RIC if the Fund does not have at least 500 Shareholders at all times during a taxable year and the Shares are not treated as continuously offered pursuant to a public offering or the Shares are not regularly traded on an established securities market.  The Fund does not expect to be treated as a “publicly offered” RIC, although no assurances can be provided.  Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to the Fund’s status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules.  These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Shareholders (generally including other regulated investment companies that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a Shareholder that is a RIC that is not “publicly offered,” are treated as miscellaneous itemized deductions and are not deductible by those Shareholders under current law (most miscellaneous itemized deductions are disallowed for non-corporate taxpayers for the 2018 through 2025 tax years). In addition, if the Fund is not “publicly offered”, the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to Shareholders on a non-pro-rata basis.

Hedging and Derivatives Transactions
Certain of the Fund’s investment practices, including hedging and derivatives transactions, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; (vii) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (viii) cause the Fund to recognize income or gain without receipt of a corresponding cash payment; (ix) produce income that will not be qualifying income for purposes of the 90% Gross Income Test described above; and (x) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment.  The Fund will monitor its transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions; however, no assurance can be given that the Fund will be eligible for any tax elections or that any elections it makes will fully mitigate the effects of these provisions.
Investments in Partnerships
Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the direct investments, activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any partnership (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes).
Securities and Other Financial Assets
Gain or loss realized by the Fund from warrants acquired by the Fund, as well as any loss attributable to the lapse of such options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss.
Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant, security, or other financial asset.
The Fund may invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated.  Investments in these types of instruments may present special tax issues for us.  U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable.  These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that the Fund distributes sufficient income in order to avoid the imposition of any material U.S. federal income or excise tax liability.
The Fund and the companies the Fund invests in will be generally subject to certain leverage limitations regarding the deductibility of interest expense for federal income tax purposes.
Net Investment Income Tax
An additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts. Shareholders are urged to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
Non-U.S. Investments
Equity investments by the Fund in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC.  This tax cannot be eliminated by making distributions to Shareholders.  However, the Fund may elect to avoid the imposition of that tax.  For example, Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.  The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and such income will be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax.  Making either of these elections therefore may require the Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Any inclusions in the Fund’s gross income resulting from the QEF election will be considered “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporations.  Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each taxable year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such taxable year.  This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC (as discussed above).  If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement.  Income inclusions from a foreign corporation that is a CFC is “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.
The Fund does not expect to satisfy the conditions necessary to pass through to its Shareholders their share of the non-U.S. taxes paid by the Fund, thus, Shareholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

Foreign Currency Transactions
The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  Any such net gains could require a larger dividend toward the end of the calendar year.  Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions and may accelerate Fund distributions to Shareholders and increase the distributions taxed to Shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Sale or Exchange of Shares
A Shareholder may recognize capital gain or loss on the sale or other disposition of Shares.  The amount of the gain or loss will be equal to the difference between the amount realized and the Shareholder’s adjusted tax basis in the relevant Shares.  Such gain or loss generally will be a long- term capital gain or loss if the Shareholder’s holding period for such Shares is more than one (1) year.  Otherwise, such gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss.  Under current law, net long-term capital gains recognized by non-corporate Shareholders are generally subject to reduced maximum rates.  The deductibility of capital losses are subject to various limitations under the Code.
Losses realized by a Shareholder on the sale or exchange of Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Shares.  In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including pursuant to the DRIP), or enters into a contract or option to acquire, Shares within 30 days before or after the disposition.  In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.
A repurchase by the Fund of a Shareholder’s Shares pursuant to a repurchase offer (as described in the Memorandum) generally will be treated as a sale or exchange of the Shares by a Shareholder provided that either (i) the Shareholder tenders, and the Fund repurchases, all of such Shareholder’s Shares, thereby reducing the Shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the Shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the repurchase offer, or (iii) the repurchase offer otherwise results in a “meaningful reduction” of the Shareholder’s ownership percentage interest in the Fund, which determination depends on a particular Shareholder’s facts and circumstances.
If a tendering Shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such Shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the Shares held (or deemed held under Section 318 of the Code) by the Shareholder after the repurchase offer (a “Section 301 distribution”).  The amount of this distribution will equal the price paid by the Fund to such Shareholder for the Shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the Shareholder’s tax basis in the Shares held after the repurchase offer, and thereafter as capital gain.  Any Shares held by a Shareholder after a repurchase offer will be subject to basis adjustments in accordance with the provisions of the Code.
Provided that no tendering Shareholder is treated as receiving a Section 301 distribution as a result of selling Shares pursuant to a particular repurchase offer, Shareholders who do not sell Shares pursuant to that repurchase offer will not realize constructive distributions on their Shares as a result of other Shareholders selling Shares in the repurchase offer.  In the event that any tendering Shareholder is deemed to receive a Section 301 distribution, it is possible that Shareholders whose proportionate ownership of the Fund increases as a result of that repurchase offer, including Shareholders who do not tender any Shares, will be deemed to receive a constructive distribution under Section 30I of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the repurchase offer.  Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.
Use of the Fund’s cash to repurchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a RIC described above.  The Fund may also recognize income in connection with the sale of portfolio securities to fund Share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.
Reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, is required to the IRS and to taxpayers.  Shareholders are urged to contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
The Fund (or if a U.S. Shareholder holds shares through an intermediary, such intermediary) will provide each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain.  In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS.  Such distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.  Such distributions generally will not be eligible for the dividends-received deduction otherwise available to certain U.S. corporations or the lower U.S. federal income tax rates applicable to certain qualified dividends.
Disclosure of Certain Recognized Losses
Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886.  Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding and Information Reporting
Information returns will be filed with the IRS in connection with payments on the Shares and the proceeds from a sale or other disposition of the Shares.  A Shareholder will be subject to backup withholding (currently, at a rate of 24%) on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an IRS form W-9) and to make required certifications or otherwise establish an exemption from backup withholding.  Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax.  Any amounts withheld pursuant to these rules may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Taxation of Tax-Exempt Shareholders
A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation if the Shareholder is considered to derive unrelated business taxable income (“UBTI”).  The direct conduct by a tax-exempt U.S. Shareholder of the activities the Fund proposes to conduct could give rise to UBTI.  However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its Shareholders for purposes of determining their treatment under current law.  Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the Shareholder’s ownership of shares and receipt of dividends with respect to such shares.  Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder.  Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in shares of the Fund if the tax-exempt Shareholder borrows to acquire its shares.  A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and dividends the Fund pays should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that the Fund incurs.
Non-U.S. Shareholders
The following discussion only applies to certain non-U.S. Shareholders.  If you are not a non-U.S. Shareholder, the following discussion does not apply to you.  Whether an investment in the Shares is appropriate for a non-U.S. Shareholder will depend upon that person’s particular circumstances.  An investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences.  Non-U.S. Shareholders are urged to consult their tax advisors before investing in the Shares.
The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes depends on whether the income that the Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.
If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty).
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. Shareholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form).  There can be no assurance as to what portion of the Fund’s distribution will be eligible for this exemption.
A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business (or, if an income tax treaty is applicable, is not attributable to a permanent establishment maintained by the non-U.S. Shareholder in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund.  If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of Share will be subject to a 30% U.S. tax (or such lower rate specified by an applicable income tax treaty), although the distributions or gains may be offset by U.S. source capital losses, if any, of the non-U.S. Shareholder provided such holder has timely filed U.S. federal income tax returns with respect to such losses.
If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder (and, if an income tax treaty is applicable, is attributable to a permanent establishment maintained by the non-U.S. Shareholder in the United States), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the rates applicable to, U.S. persons.  If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.
The Fund has the ability to declare a large portion of a dividend in Shares.  As long as the aggregate amount of cash available to be distributed to all Shareholders is at least 20% of the aggregate declared distribution and certain other requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. Shareholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even if most of the dividend is paid in Shares.  In such a circumstance, the Fund may be required to withhold all or substantially all of the cash the Fund would otherwise distribute to a non-U.S. Shareholder.
Non-U.S. Shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.

In order for a non-U.S. Shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form).  Non-U.S. Shareholders should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund Shares through non-U.S. partnerships.  Additional considerations may apply to non-U.S. trusts and estates.  Investors holding Fund Shares through non-U.S. entities should consult their tax advisors about their particular situation.
If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed.  In order to obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
A non-U.S. Shareholder who participates in a repurchase of Shares will, depending on such Non-U.S. Shareholder’s particular circumstances be treated as either recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares.  Non-U.S. Shareholders participating in a repurchase of Shares should review the disclosure under “Taxation of U.S. Shareholders – Sale or Exchange of Shares” for information regarding the characterization of any proceeds received on a repurchase of Shares.
The Fund must generally report to its non-U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the non-U.S. Shareholder’s conduct of a U.S. trade or business or withholding was reduced or eliminated by an applicable income tax treaty.  This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the non-U.S. Shareholder resides or is established.  Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate.  Backup withholding, however, generally will not apply to distributions to a non-U.S. Shareholder of the Fund’s Shares, provided the non-U.S. Shareholder furnishes to the Fund the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met.  Backup withholding is not an additional tax but can be credited against a non-U.S. Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.
A non-U.S. Shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
A beneficial holder of Shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.
Non-U.S. Shareholders are urged to consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Backup Withholding
The Fund is generally required to withhold and remit to the U.S. Treasury a percentage (currently at a rate of 24%) of taxable distributions and redemption proceeds paid to any individual Shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the Shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.
Other Reporting and Withholding Requirements
In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts (“FATCA”).  Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on certain capital gains distributions and gross proceeds from a sale or disposition of Shares.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, comply with such intergovernmental agreement and its implementing legislation and provide local revenue authorities with similar account holder information.  Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.  Under some circumstances, a non-U.S. Shareholder may be eligible for refunds or credits of such taxes.
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s foreign “financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).  Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Each prospective investor is urged to consult its tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Other Taxes
Shareholders may be subject to state, local, and non-U.S. taxes on their Fund distributions.  Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

XXV.	Benefit Plan Investor Considerations
Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares.  ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards.  Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code.  Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.
The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings.  Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.
XXVI.	Distributions
The Fund intends to elect to be treated as, and intends to qualify annually thereafter as, a RIC under the Code and intends to distribute at least 90% of its annual net taxable income to its Shareholders.  For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.
The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in structured and/or securitized products or vehicles and/or direct investments and expense reimbursements from the Adviser.  The Fund does not intend to establish limits on the amount of funds the Fund may use from available sources to make distributions.
Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be delivered to Shareholders.  The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from the offering.  As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes.  A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser.  See Section XXIV – “U.S. Federal Income Tax Considerations” for more information.  There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash.  See Section XXVII – “Distribution Reinvestment Plan.”
XXVII.	Distribution Reinvestment Plan
The Fund will operate under a DRIP administered by the Administrator.  Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, will be reinvested in the same class of Shares of the Fund.  The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP.  Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.
Shareholders will automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder.  A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Administrator.  Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee).  Such written instructions must be received by the Administrator 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP.  Under the DRIP, the Fund’s distributions to Shareholders will automatically be reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the Administrator, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury Shares.  The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share for the relevant class of Shares.
The Administrator will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records.  The Administrator will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP.  The Administrator will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers, or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, the Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.
Neither the Administrator nor the Fund will have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor will they have any duties, responsibilities or liabilities except such as expressly set forth herein.  Neither will they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of dividends will not relieve participants of any federal, state, or local income tax that may be payable (or required to be withheld) on such dividends.  The Fund may elect to make non-cash distributions to Shareholders.  Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.
The Fund will reserve the right to amend or terminate the DRIP.  There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund will reserve the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to Nilsine Partners NP1X Fund, c/o Proteus Financial Solutions, LLC, 900 E. 96th Street, Suite 310, Indianapolis, Indiana 46240.

XXVIII.	Description of Shares and Additional Information Regarding Declaration of Trust and Bylaws
The following is a brief description of the anticipated capital structure of the Fund as set forth in the Declaration of Trust and Bylaws.  This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and the Bylaws.
The Fund is a statutory trust established under the laws of the State of Delaware by the Declaration of Trust. The Declaration of Trust provides that the Trustees may authorize separate series or classes of Shares of beneficial interest of the Fund.  Preferred shares may be issued in one or more series, with such rights as determined by the Board, by action of the Board without the approval of the Shareholders.
The Declaration of Trust authorizes the issuance of an unlimited number of Shares.  The Fund currently offers Class I Shares.  The fees and expenses for the Fund are set forth in Section II – “Summary of Fees and Expenses” above.
Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board.  All Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Fund’s Shares according to their respective rights.
The Fund does not intend to hold annual meetings of Shareholders.  If the Fund does hold a meeting of Shareholders, Shares of the Fund entitle their holders to one vote for each Share held.  Each fractional Share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration of Trust, Bylaws, or required by applicable law.
The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its Shareholders.
The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares.
The following table shows the amount of Shares of the Fund that were authorized and outstanding as of January 7, 2026:
(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Class I Shares	Unlimited	0	0

Although it has no present intention to do so, the Fund may determine in the future to issue preferred shares or other senior securities to add leverage to its portfolio.  Any such preferred shares would have complete priority upon distribution of assets over the Shares.
The Declaration of Trust and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.
The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office with or without cause by a vote of two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of Shares.  These voting thresholds are not required under Delaware or federal law.  The anti-takeover provisions in the Declaration of Trust promote stability in the governance of the Fund and limit the risk that the Fund will be subject to changes in control, operational changes or other changes that may not be in the best interests of Shareholders.
The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the Bylaws.  Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company,” as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company.  Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

The Trustees may from time to time grant other voting rights to Shareholders with respect to these and other matters in the Bylaws, certain of which are required by the 1940 Act.
The overall effect of these provisions is to render more difficult the accomplishment of the assumption of control of the Fund by a third party and/or the conversion of the Fund to an open-end investment company.  The Trustees have considered the foregoing provisions and concluded that they are in the best interests of the Fund and its Shareholders, including holders of the Shares.
The Declaration of Trust provides that, to the fullest extent permitted by law, unless the Fund consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim of breach of a duty owed by any Trustee, officer or other agent of the Fund to the Fund or its Shareholders, (iii) any action asserting a claim arising pursuant to any provision of Title 12 of the Delaware Code, Delaware statutory or common law, the Declaration of Trust or the Bylaws, or (iv) any action asserting a claim governed by the internal affairs (or similar) doctrine shall be the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; provided, however, that the U.S. federal district courts shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1940 Act, the 1933 Act and the Securities Exchange Act of 1934 Act, as amended.  The exclusive federal forum provision may expose investors to increased risks to successfully bringing claims, including increased expense, decreased convenience and the possibility that the exclusive federal forum provision may not be enforceable since both the 1933 Act and 1940 Act permit investors to bring claims arising from these Acts in both state and federal courts.
In addition, the Declaration of Trust provides that no Shareholder may maintain a derivative action on behalf of the Fund unless (i) the Shareholder makes a pre-suit demand upon the Trustees, and (ii) affords the Trustees a reasonable amount of time to consider such request and to investigate the basis of such claim.  Except for claims arising under the U.S. federal securities laws, including, without limitation, the 1940 Act, (x) any claim must be brought as a derivative claim, irrespective of whether such claim involves a violation of the Shareholder’s rights under our Declaration of Trust or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim, (y) the Trustees shall be entitled to retain counsel and other advisors in considering the merits of the request and may require such Shareholder to reimburse the Fund for the expense of any such advisors in the event that the Trustees determine not to bring such action, and (z) holders of at least 10% of the outstanding Shares must join in the bringing of such action.  These provisions of the Declaration of Trust may make it more difficult for Shareholders to bring a derivative action than a company without such provisions.
The Declaration of Trust also includes an irrevocable waiver of the right to trial by jury in all such claims, suits, actions and proceedings.  Any person purchasing or otherwise acquiring any of the Shares shall be deemed to have notice of and to have consented to these provisions of the Declaration of Trust.  The exclusive forum provision, derivative action provision and jury trial waiver provision may limit a Shareholder’s ability to bring a claim in a judicial forum or in a manner that it finds favorable for disputes with the Fund or the Fund’s Trustees or officers, which may discourage such lawsuits.  Alternatively, if a court were to find the exclusive forum provision, derivative action provision or the jury trial waiver provision to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions or in other manners, which could have a material adverse effect on the Fund’s business, financial condition and results of operations.
Notwithstanding any of the foregoing, neither the Fund nor any of its investors are permitted to waive compliance with any provision of the U.S. federal securities laws and the rules and regulations promulgated thereunder.
The foregoing is qualified in its entirety by reference to the full text of the Declaration of Trust and the By-Laws.

XXIX.	Fiscal Year; Reports to Shareholders
The Fund’s fiscal year will be the 12-month period ending on March 31.  The Fund’s taxable year will be the 12-month period ending on March 31.
The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act.
The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on IRS Form 1099-DIV to assist Shareholders in preparing their tax returns.
XXX.	Independent Registered Public Accounting Firm
[__________] will serve as the independent registered public accounting firm of the Fund.  Its principal business address is [__________].
XXXI.	Legal Counsel
Barnes & Thornburg LLP, 11 S. Meridian Street, Indianapolis, Indiana 46204, will serve as legal counsel to the Fund.  No attorney-client relationship exists, however, between Barnes & Thornburg LLP and any other person solely by reason of such other person investing in the Fund.
XXXII.	Beneficial Owners
To the knowledge of the Fund, no person or entity owned, beneficially or of record, 5% or more of the Fund’s outstanding Shares as of January 7, 2026.
XXXIII.	Inquiries and Financial Information
Inquiries concerning the Fund and the Shares (including information concerning subscription and repurchase procedures) should be directed to your financial advisor or to the Fund at (303) 529-5790.
Shareholders may request a copy of any annual or semi-annual report, once filed, at no charge by calling the Fund at the telephone number indicated above during regular business hours.

PART C. OTHER INFORMATION
Item 25.  Financial Statements and Exhibits
(1)	Financial Statements: Not applicable.
(2)	Exhibits:
	(a)(1)	Certificate of Trust*
	(a)(2)	Amended and Restated Declaration of Trust*
	(b)	Bylaws*
	(c)	Not applicable.
	(d)	Rule 18f-3 Plan**
	(e)	Distribution Reinvestment Plan*
	(f)	Not applicable.
	(g)(1)	Investment Advisory Agreement*
	(g)(2)	Expense Limitation Agreement*
	(g)(3)	Management Fee Waiver Agreement*
	(h)	Not applicable.
	(i)	Not applicable.
	(j)	Custody Agreement*
	(k)(1)	Administration Agreement*
	(k)(2)	Distribution Agreement**
	(k)(3)	Form of Subscription Agreement for Private Placement Offering*
	(l)	Not applicable.
	(m)	Not applicable.
	(n)	Not applicable.
	(o)	Not applicable.
	(p)	Not applicable.
	(q)	Not applicable.
	(r)	Code of Ethics*
	(s)	Not applicable.
	*	Filed herewith.
	**	To be filed by amendment.

Item 26.  Marketing Arrangements
Not applicable.
Item 27.  Other Expenses of Issuance and Distribution*
Legal fees	$
Blue Sky fees	$
Printing	$
Miscellaneous	$
Total	$
* To be completed by amendment.
Item 28.  Persons Controlled by or Under Common Control with Registrant
The Registrant does not expect that any person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Nilsine Partners, LLC, the Registrant’s investment adviser (the “Adviser”).  Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-122071), and is incorporated herein by reference.
Item 29.  Number of Holders of Securities
Title of Class	Number of Record Holders as of January 7, 2026
Class I Shares	0

Item 30.  Indemnification
Reference is made to Article V of the Declaration of Trust.  The Declaration of Trust is incorporated by reference to Exhibit (a)(2).  In addition, the Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.
Item 31.  Business and Other Connections of Investment Adviser
A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each member, director, executive officer, or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner, or director, is set forth in the Private Placement Memorandum in the section entitled “Trustees and Officers.”  Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-122071), and is incorporated herein by reference.
Item 32.  Location of Accounts and Records
All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of: (i) the Registrant, 900 E. 96th Street, Suite 310, Indianapolis, Indiana 46240; (ii) the Administrator, 900 E. 96th Street, Suite 310, Indianapolis, Indiana 46240; (iii) the Custodian, Lunken Operations Center, CN-OH-L2GL, 5065 Wooster Road, Cincinnati, Ohio 45226; or (iv) the Adviser, 5675 DTC Boulevard, Suite 175, Greenwood Village, Colorado 80111.
Item 33.  Management Services
Not applicable.
Item 34. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on the 7th day of January, 2026.
Nilsine Partners NP1X Fund
By:  /s/ Jason C. Brown
Name: Jason C. Brown
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Name
(a)(1)	Certificate of Trust
(a)(2)	Amended and Restated Declaration of Trust
(b)	Bylaws
(e)	Distribution Reinvestment Plan
(g)(1)	Investment Advisory Agreement
(g)(2)	Expense Limitation Agreement
(g)(3)	Management Fee Waiver Agreement
(j)	Custody Agreement
(k)(1)	Administration Agreement
(k)(3)	Form of Subscription Agreement for Private Placement Offering
(r)	Code of Ethics